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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01424
AIM Equity Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1. Reports to Stockholders.

AIM Capital Development Fund

Annual Report to Shareholders	October 31, 2009

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Capital Development Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Capital Development Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Capital Development Fund, at net asset value (NAV), had positive double-digit returns but under-performed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. The Fund outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.14%

Class B Shares	16.20

Class C Shares	16.34

Class R Shares	16.76

Class Y Shares	17.40

Investor Class Shares	17.01

S&P 500 Index▼ (Broad Market Index)	9.80

Russell Midcap Growth Index▼ (Style-Specific Index)	22.48

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	19.95

▼ Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.

     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profle.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning on March 9, 2009, and rallied strongly for most of the remaining months in the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1 The financials sector was the only sector with negative returns during the fiscal year.1
     The Fund had double-digit absolute returns, but underperformed versus the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by

Portfolio Composition
By sector

Information Technology	21.4%

Consumer Discretionary	17.7

Industrials	15.9

Health Care	11.2

Energy	10.4

Financials	8.9

Materials	6.6

Consumer Staples	2.9

Utilities	1.4

Telecommunication Services	1.1

Money Market Funds Plus
Other Assets Less Liabilities	2.5

Total Net Assets	$926.2 million

Total Number of Holdings*	100

Top 10 Equity Holdings*

1.	Continental Resources, Inc.	1.8%

2.	Cognizant Technology Solutions Corp.-Class A	1.6

3.	Affiliated Managers Group, Inc.	1.5

4.	NetApp, Inc.	1.5

5.	TD Ameritrade Holding Corp.	1.4

6.	Cabot Oil & Gas Corp.	1.4

7.	KLA-Tencor Corp.	1.4

8.	Discover Financial Services	1.4

9.	Check Point Software Technologies Ltd.	1.4

10.	Solera Holdings Inc.	1.4
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Capital Development Fund

the widest margin in the health care, utilities, consumer discretionary and industrials sectors. Some of this under-performance was offset by outperformance in other sectors, including financials and IT.
     The Fund underperformed most significantly in the health care sector, primarily driven by stock selection. Within this sector, key detractors from performance included contract research organization holding Pharmaceutical Product Development, as well as
     Genzyme, a company that develops and markets products designed to treat genetic disorders and other debilitating diseases.
     Another area of weakness for the Fund was the utilities sector. Despite reasonable stock valuation, NRG Energy spent much of the year defending itself against a hostile takeover and had double-digit losses in its share price, which detracted from Fund performance during the fiscal year.
     Underperformance in the consumer discretionary sector was also driven by stock selection. Within this sector, a leading detractor from Fund performance was Gildan Activewear, a company that manufactures and markets blank T-shirts and golf shirts for private label use. We used proceeds from the sale of Gildan to purchase additional shares of under garment maker Hanesbrands, which was among the Fund’s leading contributors to performance during the year. Other areas of weakness for the Fund included the media and hotels/restaurants/leisure industries, where the Fund did not own some of the companies that performed solidly during the market rebound.
     The Fund underperformed in the industrials sector due to stock selection and an overweight position. Within this sector, several mining equipment manufacturers detracted from performance including Joy Global and Bucyrus International. These companies experienced weak performance during the market downturn given their more cyclical nature. Engineering and construction firm Foster Wheeler also had weak performance during the period. Our sales of Joy Global, Bucyrus and Foster Wheeler were ill-timed as these stocks rebounded sharply in the market recovery.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector. One area of strength for the Fund was its capital markets holdings. Many of these holdings had strong performance as economic and stock market conditions improved dramatically after the March 2009 rebound. Fund holding Morgan Stanley was one of the leading contributors to performance. We sold the shares during the summer because the stock’s strong recovery caused its market capitalization to exceed our mid-cap mandate.
     The Fund also outperformed in the IT sector due to stock selection. The leading contributor to Fund performance was hard-disk maker Western Digital, a holding that was up more than 130% during the fiscal year. One other information technology holding, IT services provider Cognizant Tech Solutions, was among the Fund’s top contributors to performance.
     During the fiscal year, we increased the Fund’s exposure to more economically sensitive sectors including materials, industrials, energy and IT. The largest reduction was in the more defensive health care sector. Additionally, while we decreased the Fund’s exposure to the consumer discretionary sector, we increased our exposure to more economically sensitive companies within the sector.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program. We thank you for your commitment to AIM Capital Development Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Capital Development Fund. Mr. Rasplicka has been associated with the advisor and/or its affiliates since 1994. He began his investment career in 1982 as an equity research analyst. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado in Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is a Chartered Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of AIM Capital Development Fund. He joined Invesco in 2001 in its corporate associate program and joined Invesco Aim in 2002. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.
Assisted by the Mid Cap Growth Team

5	AIM Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 6/17/96, index data from 6/30/96

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6	AIM Capital Development Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (6/17/96)		5.80%

10	Years	3.38

5	Years	0.00

1	Year	10.68

Class B Shares

Inception (10/1/96)		4.98%

10	Years	3.40

5	Years	0.15

1	Year	11.20

Class C Shares

Inception (8/4/97)		3.48%

10	Years	3.25

5	Years	0.41

1	Year	15.34

Class R Shares

10	Years	3.76%

5	Years	0.90

1	Year	16.76

Class Y Shares

10	Years	4.00%

5	Years	1.21

1	Year	17.40

Investor Class Shares

10	Years	3.97%

5	Years	1.15

1	Year	17.01
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is June 17, 1996.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/17/96)		6.20%

10	Years	4.26

5	Years	1.39

1	Year	–8.95

Class B Shares

Inception (10/1/96)		5.38%

10	Years	4.28

5	Years	1.55

1	Year	–9.17

Class C Shares

Inception (8/4/97)		3.89%

10	Years	4.12

5	Years	1.80

1	Year	–5.35

Class R Shares

10	Years	4.64%

5	Years	2.31

1	Year	–3.92

Class Y Shares

10	Years	4.88%

5	Years	2.60

1	Year	–3.41

Investor Class Shares

10	Years	4.86%

5	Years	2.56

1	Year	–3.70
Class A shares. Class A shares’ inception date is June, 17, 1996.
     Investor Class shares’ inception date is November 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is June 17, 1996.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.26%, 2.01%, 2.01%, 1.51%, 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.27%, 2.02%, 2.02%, 1.52%, 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Capital Development Fund

AIM Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	Mid-cap companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in mid-cap companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, limited product lines, less publicly available information, illiquidity, restricted resale or less frequent trading.
■	The prices of securities held by the Fund may decline in response to market risks.

■	The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Mid-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Growth Funds category. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACDAX
Class B Shares	ACDBX
Class C Shares	ACDCX
Class R Shares	ACDRX
Class Y Shares	ACDYX
Investor Class Shares	ACDIX

8	AIM Capital Development Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.48%
Aerospace & Defense–0.99%
Goodrich Corp.	168,123	$9,137,485

Air Freight & Logistics–0.91%
C.H. Robinson Worldwide, Inc.	153,805	8,476,194

Apparel Retail–3.22%
Aeropostale, Inc.(b)	239,964	9,005,849

American Eagle Outfitters, Inc.	568,603	9,944,866

Ross Stores, Inc.	246,950	10,868,270

		29,818,985

Apparel, Accessories & Luxury Goods–3.36%
Carter’s, Inc.(b)	386,044	9,110,638

Coach, Inc.	334,997	11,044,851

Hanesbrands, Inc.(b)	506,383	10,948,001

		31,103,490

Application Software–3.77%
Adobe Systems Inc.(b)	301,523	9,932,168

Autodesk, Inc.(b)	491,207	12,245,790

Solera Holdings Inc.	395,290	12,736,244

		34,914,202

Asset Management & Custody Banks–2.22%
Affiliated Managers Group, Inc.(b)	214,255	13,603,050

State Street Corp.	164,894	6,922,250

		20,525,300

Automotive Retail–0.41%
Advance Auto Parts, Inc.	101,489	3,781,480

Biotechnology–2.10%
Talecris Biotherapeutics Holdings Corp.(b)	485,429	9,737,706

United Therapeutics Corp.(b)	229,252	9,752,380

		19,490,086

Casinos & Gaming–0.93%
International Game Technology	482,557	8,608,817

Coal & Consumable Fuels–1.09%
CONSOL Energy Inc.	235,479	10,080,856

Communications Equipment–0.00%
Lantronix Inc.–Wts., expiring 02/09/11(c)	7,454	0

	Shares
Computer Storage & Peripherals–3.50%
NetApp, Inc.(b)	501,000	13,552,050

QLogic Corp.(b)	557,325	9,775,480

Western Digital Corp.(b)	269,045	9,061,436

		32,388,966

Consumer Finance–1.41%
Discover Financial Services	922,782	13,048,137

Data Processing & Outsourced Services–1.26%
Alliance Data Systems Corp.(b)(d)	211,620	11,634,868

Department Stores–1.33%
Nordstrom, Inc.	386,619	12,286,752

Distributors–1.02%
LKQ Corp.(b)	545,617	9,422,806

Diversified Metals & Mining–3.35%
Freeport-McMoRan Copper & Gold Inc.	144,827	10,624,509

Southern Copper Corp. (Peru)(d)	336,400	10,596,600

Walter Energy, Inc.	167,134	9,777,339

		30,998,448

Diversified Support Services–1.13%
Copart, Inc.(b)	324,984	10,454,735

Education Services–2.95%
Apollo Group, Inc.–Class A(b)	159,198	9,090,206

Capella Education Co.(b)	143,348	9,876,677

ITT Educational Services, Inc.(b)	93,038	8,405,983

		27,372,866

Electrical Components & Equipment–2.13%
Cooper Industries PLC–Class A (Ireland)	261,857	10,131,247

Regal-Beloit Corp.	203,992	9,563,145

		19,694,392

Electronic Components–1.07%
Amphenol Corp.–Class A	247,615	9,934,314

Environmental & Facilities Services–0.97%
Republic Services, Inc.	347,086	8,992,998

Fertilizers & Agricultural Chemicals–1.13%
Intrepid Potash, Inc.(b)	405,574	10,447,586

Health Care Equipment–1.59%
American Medical Systems Holdings, Inc.(b)	607,200	9,363,024

ResMed Inc.–CDI(b)	1,111,978	5,412,844

		14,775,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Capital Development Fund

	Shares	Value

Health Care Facilities–1.40%
Psychiatric Solutions, Inc.(b)	260,087	$5,368,196

VCA Antech, Inc.(b)	320,701	7,639,098

		13,007,294

Health Care Services–2.60%
Express Scripts, Inc.(b)	155,006	12,388,080

Fresenius Medical Care AG & Co. KGaA–ADR (Germany)	125,767	6,082,092

Omnicare, Inc.	259,944	5,632,986

		24,103,158

Home Entertainment Software–0.32%
Shanda Interactive Entertainment Ltd.–ADR (China)(b)	68,006	2,970,502

Hotels, Resorts & Cruise Lines–1.06%
Marriott International, Inc.–Class A	392,154	9,827,379

Household Products–1.55%
Church & Dwight Co., Inc.	85,489	4,862,615

Energizer Holdings, Inc.(b)	155,252	9,450,189

		14,312,804

Housewares & Specialties–1.30%
Jarden Corp.	438,297	12,004,955

Human Resource & Employment Services–0.98%
Robert Half International, Inc.	390,112	9,050,598

Independent Power Producers & Energy Traders–1.41%
KGEN Power Corp. (Acquired 01/12/07; Cost $12,297,138)(b)(e)	878,367	5,270,202

NRG Energy, Inc.(b)	339,334	7,801,289

		13,071,491

Industrial Machinery–1.67%
Graco Inc.	190,427	5,244,360

Stanley Works (The)	226,571	10,247,806

		15,492,166

Investment Banking & Brokerage–2.43%
Lazard Ltd.–Class A	246,292	9,297,523

TD Ameritrade Holding Corp.(b)	685,718	13,234,357

		22,531,880

IT Consulting & Other Services–1.63%
Cognizant Technology Solutions Corp.–Class A(b)	390,051	15,075,471

Life & Health Insurance–1.68%
Aflac, Inc.	249,410	10,348,021

Lincoln National Corp.	217,869	5,191,818

		15,539,839

Life Sciences Tools & Services–1.69%
Pharmaceutical Product Development, Inc.	288,920	6,226,226

Thermo Fisher Scientific, Inc.(b)	209,996	9,449,820

		15,676,046

Managed Health Care–1.21%
Aetna Inc.	254,542	6,625,728

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $13,947,028)(b)(e)	1,014,837	4,566,767

		11,192,495

Marine–0.46%
Genco Shipping & Trading Ltd.(b)(d)	213,396	4,244,446

Metal & Glass Containers–1.09%
Crown Holdings, Inc.(b)	379,451	10,112,369

Oil & Gas Drilling–1.17%
Noble Corp.(b)	266,284	10,848,410

Oil & Gas Equipment & Services–3.51%
Baker Hughes Inc.	225,099	9,469,915

Core Laboratories N.V. (Netherlands)	99,010	10,326,743

Key Energy Services, Inc.(b)	1,092,904	8,000,057

Petroleum Geo-Services A.S.A. (Norway)(b)	501,758	4,712,216

		32,508,931

Oil & Gas Exploration & Production–4.61%
Cabot Oil & Gas Corp.	340,633	13,104,151

Continental Resources, Inc.(b)(d)	435,833	16,217,346

SandRidge Energy, Inc.(b)	362,324	3,706,575

Southwestern Energy Co.(b)	222,446	9,694,197

		42,722,269

Personal Products–1.29%
Estee Lauder Cos. Inc. (The)–Class A	281,495	11,963,538

Pharmaceuticals–0.62%
Shire PLC–ADR (United Kingdom)	108,400	5,777,720

Real Estate Services–0.94%
CB Richard Ellis Group, Inc.–Class A(b)	843,038	8,725,443

Research & Consulting Services–2.19%
Equifax Inc.	319,030	8,735,041

IHS Inc.–Class A(b)	222,872	11,535,855

		20,270,896

Security & Alarm Services–1.12%
Corrections Corp. of America(b)	434,348	10,398,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Capital Development Fund

	Shares	Value

Semiconductor Equipment–2.41%
ASML Holding N.V.–New York Shares (Netherlands)	343,175	$9,245,134

KLA-Tencor Corp.	402,037	13,070,223

		22,315,357

Semiconductors–4.67%
Altera Corp.	505,443	10,002,717

Avago Technologies Ltd. (Singapore)(b)	615,552	9,233,280

Marvell Technology Group Ltd.(b)	681,345	9,348,054

ON Semiconductor Corp.(b)	1,211,757	8,106,654

Xilinx, Inc.	302,840	6,586,770

		43,277,475

Specialized Finance–0.23%
Verisk Analytics, Inc.–Class A(b)	78,400	2,150,512

Specialty Chemicals–0.58%
Albemarle Corp.	170,758	5,392,538

Steel–0.46%
Steel Dynamics, Inc.	320,198	4,287,451

Systems Software–2.75%
Check Point Software Technologies Ltd. (Israel)(b)	416,432	12,938,542

McAfee Inc.(b)	299,633	12,548,630

		25,487,172

Tires & Rubber–1.00%
Goodyear Tire & Rubber Co. (The)(b)	717,844	9,245,831

Trading Companies & Distributors–1.97%
Fastenal Co.(d)	233,398	8,052,231

W.W. Grainger, Inc.	108,648	10,183,577

		18,235,808

Trucking–2.52%
Con-way Inc.	213,890	7,056,231

Heartland Express, Inc.	578,051	7,861,494

J.B. Hunt Transport Services, Inc.	278,937	8,384,846

		23,302,571

Wireless Telecommunication Services–1.12%
American Tower Corp.–Class A(b)	280,950	10,344,579

Total Common Stocks & Other Equity Interests (Cost $762,544,818)		902,857,316

Money Market Funds–1.99%
Liquid Assets Portfolio–Institutional Class(f)	9,227,682	9,227,682

Premier Portfolio–Institutional Class(f)	9,227,682	9,227,682

Total Money Market Funds (Cost $18,455,364)		18,455,364

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.47% (Cost $781,000,182)		921,312,680

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.29%
Liquid Assets Portfolio–Institutional Class (Cost $30,514,613)(f)(g)	30,514,613	30,514,613

TOTAL INVESTMENTS–102.76% (Cost $811,514,795)		951,827,293

OTHER ASSETS LESS LIABILITIES–(2.76)%		(25,594,786)

NET ASSETS–100.00%		$926,232,507

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interests
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a class action.
(d)	All or a portion of this security was out on loan at October 31, 2009.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $9,836,969, which represented 1.06% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment advisor.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Capital Development Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $762,544,818)*	$902,857,316

Investments in affiliated money market funds, at value and cost	48,969,977

Total investments, at value (Cost $811,514,795)	951,827,293

Receivables for:
Investments sold	16,651,706

Investments sold to affiliates	1,182,108

Fund shares sold	888,347

Dividends	116,459

Investment for trustee deferred compensation and retirement plans	48,792

Other assets	28,492

Total assets	970,743,197

Liabilities:
Payables for:
Investments purchased	10,071,512

Fund shares reacquired	2,757,283

Collateral upon return of securities loaned	30,514,613

Accrued fees to affiliates	775,492

Accrued other operating expenses	209,911

Trustee deferred compensation and retirement plans	181,879

Total liabilities	44,510,690

Net assets applicable to shares outstanding	$926,232,507

Net assets consist of:
Shares of beneficial interest	$1,230,321,386

Undistributed net investment income (loss)	(204,884)

Undistributed net realized gain (loss)	(444,266,493)

Unrealized appreciation	140,382,498

$926,232,507

Net Assets:
Class A	$649,013,432

Class B	$57,451,805

Class C	$61,530,753

Class R	$49,082,685

Class Y	$5,716,927

Investor Class	$9,292,327

Institutional Class	$94,144,578

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	52,161,456

Class B	5,304,668

Class C	5,689,170

Class R	4,025,001

Class Y	458,278

Investor Class	746,359

Institutional Class	7,182,078

Class A:
Net asset value per share	$12.44

Maximum offering price per share
(Net asset value of $12.44 divided by 94.50%)	$13.16

Class B:
Net asset value and offering price per share	$10.83

Class C:
Net asset value and offering price per share	$10.82

Class R:
Net asset value and offering price per share	$12.19

Class Y:
Net asset value and offering price per share	$12.47

Investor Class:
Net asset value and offering price per share	$12.45

Institutional Class:
Net asset value and offering price per share	$13.11

*	At October 31, 2009, securities with an aggregate value of $28,560,976 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Capital Development Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $105,328)	$5,893,646

Dividends from affiliated money market funds (includes securities lending income of $64,353)	295,252

Total investment income	6,188,898

Expenses:
Advisory fees	5,784,951

Administrative services fees	256,786

Custodian fees	87,325

Distribution fees:
Class A	1,496,750

Class B	592,434

Class C	576,609

Class R	227,536

Investor Class	16,828

Transfer agent fees — A, B, C, R, Y and Investor	3,178,792

Transfer agent fees — Institutional	77,127

Trustees’ and officers’ fees and benefits	46,295

Other	538,081

Total expenses	12,879,514

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(58,478)

Net expenses	12,821,036

Net investment income (loss)	(6,632,138)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(6,613,633))	(157,795,337)

Foreign currencies	(83,539)

(157,878,876)

Change in net unrealized appreciation of:
Investment securities	292,789,574

Foreign currencies	70,000

292,859,574

Net realized and unrealized gain	134,980,698

Net increase in net assets resulting from operations	$128,348,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Capital Development Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(6,632,138)	$(11,068,275)

Net realized gain (loss)	(157,878,876)	(285,914,722)

Change in net unrealized appreciation (depreciation)	292,859,574	(580,587,089)

Net increase (decrease) in net assets resulting from operations	128,348,560	(877,570,086)

Distributions to shareholders from net realized gains:
Class A	—	(140,744,177)

Class B	—	(21,706,955)

Class C	—	(16,003,458)

Class R	—	(7,944,239)

Investor Class	—	(1,169,225)

Institutional Class	—	(14,048,801)

Total distributions from net realized gains	—	(201,616,855)

Share transactions-net:
Class A	(105,053,794)	(86,424,712)

Class B	(23,700,708)	(40,359,126)

Class C	(11,255,419)	(8,669,452)

Class R	(6,209,786)	16,154,798

Class Y	2,140,537	2,980,068

Investor Class	1,908,558	569,498

Institutional Class	(7,417,609)	40,670,738

Net increase (decrease) in net assets resulting from share transactions	(149,588,221)	(75,078,188)

Net increase (decrease) in net assets	(21,239,661)	(1,154,265,129)

Net assets:
Beginning of year	947,472,168	2,101,737,297

End of year (includes undistributed net investment income (loss) of $(204,884) and $(190,829), respectively)	$926,232,507	$947,472,168

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Capital Development Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

14        AIM Capital Development Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        AIM Capital Development Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

16        AIM Capital Development Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $26,097.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,567.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $51,164 in front-end sales commissions from the sale of Class A shares and $1,845, $80,919, $3,430 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

17        AIM Capital Development Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$931,865,264	$10,125,060	$9,836,969	$951,827,293

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $7,201,566 and securities sales of $11,304,598, which resulted in net realized gains (losses) of $(6,613,633).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $29,814.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $4,953 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

18        AIM Capital Development Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$—	$37,151,152

Long-term capital gain	—	164,465,703

Total distributions	$—	$201,616,855

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$140,200,832

Net unrealized appreciation — other investments	70,000

Temporary book/tax differences	(187,696)

Capital loss carryforward	(444,172,015)

Shares of beneficial interest	1,230,321,386

Total net assets	$926,232,507

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$276,218,182

October 31, 2017	167,953,833

Total capital loss carryforward	$444,172,015

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $791,512,120 and $923,738,262, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$178,783,392

Aggregate unrealized (depreciation) of investment securities	(38,582,560)

Net unrealized appreciation of investment securities	$140,200,832

Cost of investments for tax purposes is $811,626,461.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2009, undistributed net investment income (loss) was increased by $6,618,083, undistributed net realized gain (loss) was increased by $556,390 and shares of beneficial interest decreased by $7,174,473. This reclassification had no effect on the net assets of the Fund.

19        AIM Capital Development Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	7,994,598	$82,635,701	10,466,747	$173,790,170

Class B	660,751	5,934,895	717,587	10,509,769

Class C	916,277	8,184,285	1,388,328	20,635,417

Class R	1,640,469	16,542,308	2,447,457	39,495,157

Class Y(b)	326,949	3,375,272	245,067	2,989,378

Investor Class	360,604	4,103,722	241,584	3,952,625

Institutional Class	1,789,050	19,402,972	4,837,148	87,952,001

Issued as reinvestment of dividends:
Class A	—	—	7,215,958	131,474,753

Class B	—	—	1,273,477	20,477,506

Class C	—	—	940,033	15,096,928

Class R	—	—	442,823	7,944,249

Investor Class	—	—	62,973	1,148,632

Institutional Class	—	—	701,740	13,340,070

Automatic conversion of Class B shares to Class A shares:
Class A	1,288,214	13,291,917	1,935,908	30,895,336

Class B	(1,472,900)	(13,291,917)	(2,194,637)	(30,895,336)

Reacquired:
Class A(b)	(19,650,620)	(200,981,412)	(27,126,112)	(422,584,971)

Class B	(1,851,697)	(16,343,686)	(2,861,478)	(40,451,065)

Class C	(2,173,156)	(19,439,704)	(3,218,025)	(44,401,797)

Class R	(2,216,844)	(22,752,094)	(2,029,430)	(31,284,608)

Class Y	(112,894)	(1,234,735)	(844)	(9,310)

Investor Class(b)	(202,875)	(2,195,164)	(282,337)	(4,531,759)

Institutional Class	(2,466,904)	(26,820,581)	(3,630,710)	(60,621,333)

Net increase (decrease) in share activity	(15,170,978)	$(149,588,221)	(8,426,743)	$(75,078,188)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	242,809	$2,964,694

Class A	(221,114)	(2,699,804)

Investor Class	(21,677)	(264,890)

20        AIM Capital Development Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset	Net	on securities		Distributions				net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$10.62	$(0.08)	$1.90	$1.82	$—	$12.44	17.14%	$649,013	1.44	%(d)	1.44	%(d)	(0.72	)%(d)	94%
Year ended 10/31/08	21.59	(0.10)	(8.85)	(8.95)	(2.02)	10.62	(45.35)	664,270	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.73	(0.13)	3.99	3.86	(2.00)	21.59	21.13	1,511,918	1.20		1.20		(0.62)		99
Year ended 10/31/06	18.85	(0.10)	3.53	3.43	(2.55)	19.73	19.86	1,095,204	1.26		1.26		(0.52)		126
Year ended 10/31/05	17.86	(0.11)	2.52	2.41	(1.42)	18.85	13.87	800,830	1.36		1.36		(0.58)		120

Class B
Year ended 10/31/09	9.32	(0.13)	1.64	1.51	—	10.83	16.20	57,452	2.19	(d)	2.19	(d)	(1.47	)(d)	94
Year ended 10/31/08	19.33	(0.20)	(7.79)	(7.99)	(2.02)	9.32	(45.71)	74,231	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.98	(0.25)	3.60	3.35	(2.00)	19.33	20.27	213,235	1.95		1.95		(1.37)		99
Year ended 10/31/06	17.51	(0.22)	3.24	3.02	(2.55)	17.98	18.92	236,175	2.01		2.01		(1.27)		126
Year ended 10/31/05	16.79	(0.22)	2.36	2.14	(1.42)	17.51	13.09	317,492	2.04		2.04		(1.26)		120

Class C
Year ended 10/31/09	9.30	(0.14)	1.66	1.52	—	10.82	16.34	61,531	2.19	(d)	2.19	(d)	(1.47	)(d)	94
Year ended 10/31/08	19.30	(0.19)	(7.79)	(7.98)	(2.02)	9.30	(45.74)	64,620	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.96	(0.25)	3.59	3.34	(2.00)	19.30	20.23	151,259	1.95		1.95		(1.37)		99
Year ended 10/31/06	17.50	(0.22)	3.23	3.01	(2.55)	17.96	18.88	109,424	2.01		2.01		(1.27)		126
Year ended 10/31/05	16.77	(0.22)	2.37	2.15	(1.42)	17.50	13.16	88,316	2.04		2.04		(1.26)		120

Class R
Year ended 10/31/09	10.44	(0.10)	1.85	1.75	—	12.19	16.76	49,083	1.69	(d)	1.69	(d)	(0.97	)(d)	94
Year ended 10/31/08	21.30	(0.14)	(8.70)	(8.84)	(2.02)	10.44	(45.46)	48,027	1.50		1.51		(0.84)		109
Year ended 10/31/07	19.53	(0.18)	3.95	3.77	(2.00)	21.30	20.86	79,655	1.45		1.45		(0.87)		99
Year ended 10/31/06	18.73	(0.14)	3.49	3.35	(2.55)	19.53	19.52	22,577	1.51		1.51		(0.77)		126
Year ended 10/31/05	17.78	(0.14)	2.51	2.37	(1.42)	18.73	13.69	8,379	1.54		1.54		(0.76)		120

Class Y
Year ended 10/31/09	10.63	(0.05)	1.89	1.84	—	12.47	17.31	5,717	1.19	(d)	1.19	(d)	(0.47	)(d)	94
Year ended 10/31/08(e)	12.21	(0.00)	(1.58)	(1.58)	—	10.63	(12.94)	2,595	1.06	(f)	1.07	(f)	(0.40	)(f)	109

Investor Class
Year ended 10/31/09	10.64	(0.08)	1.89	1.81	—	12.45	17.01	9,292	1.44	(d)	1.44	(d)	(0.72	)(d)	94
Year ended 10/31/08	21.60	(0.10)	(8.84)	(8.94)	(2.02)	10.64	(45.27)	6,261	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.74	(0.13)	3.99	3.86	(2.00)	21.60	21.12	12,237	1.20		1.20		(0.62)		99
Year ended 10/31/06	18.87	(0.10)	3.52	3.42	(2.55)	19.74	19.78	9,866	1.26		1.26		(0.52)		126
Year ended 10/31/05(e)	18.95	(0.09)	1.43	1.34	(1.42)	18.87	7.43	6,791	1.29	(f)	1.29	(f)	(0.51	)(f)	120

Institutional Class
Year ended 10/31/09	11.13	(0.02)	2.00	1.98	—	13.11	17.79	94,145	0.88	(d)	0.88	(d)	(0.16	)(d)	94
Year ended 10/31/08	22.42	(0.03)	(9.24)	(9.27)	(2.02)	11.13	(45.07)	87,467	0.80		0.81		(0.14)		109
Year ended 10/31/07	20.33	(0.04)	4.13	4.09	(2.00)	22.42	21.68	133,433	0.75		0.75		(0.17)		99
Year ended 10/31/06	19.27	(0.00)	3.61	3.61	(2.55)	20.33	20.43	45,017	0.76		0.76		(0.02)		126
Year ended 10/31/05	18.13	(0.01)	2.57	2.56	(1.42)	19.27	14.52	24,964	0.81		0.81		(0.03)		120

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $598,700, $59,243, $57,661, $45,507, $3,985, $6,731 and $83,764 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and November 30, 2004 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

21        AIM Capital Development Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Capital Development Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Capital Development Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,185.90	$7.49	$1,018.35	$6.92	1.36%

B	1,000.00	1,181.00	11.60	1,014.57	10.71	2.11

C	1,000.00	1,181.20	11.60	1,014.57	10.71	2.11

R	1,000.00	1,183.50	8.86	1,017.09	8.19	1.61

Y	1,000.00	1,187.40	6.12	1,019.61	5.65	1.11

Investor	1,000.00	1,185.70	7.49	1,018.35	6.92	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Capital Development Fund

Supplement to Annual Report dated 10/31/09
AIM Capital Development Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/15/02)	2.07%

5 Years	1.66

1 Year	17.79

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/15/02)	2.70%

5 Years	3.07

1 Year	-3.11

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.81%.1The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.82%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	ACDVX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      CDV-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,188.60	$4.80	$1,020.82	$4.43	0.87%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Capital Development Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Capital Development Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services

24	AIM Capital Development Fund	continued

provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting
Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Mid-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one and three year periods and in the third quintile of its performance universe for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one, three and five year periods. The Board noted that Invesco Aim indicated that much of the underperformance was concentrated in the second half of 2007 as a result of financial sector stock selection. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was more than one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Aim. The Board noted that the Fund’s rate was below the effective fee rate for the other mutual fund.
     Additionally, the Board compared the Fund’s effective fee rate to the effective fee rate paid by a separately managed account/wrap account advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was above the rate for the separately managed account/ wrap account. The Board considered that management of the separately managed account/wrap account by the Invesco Aim affiliate involves different levels of services and different operational and regulatory requirements than Invesco Aim’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory

25	AIM Capital Development Fund	continued

contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoint. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco
Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26	AIM Capital Development Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Go Paperless with eDelivery Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the number of trees used to produce paper. - efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available. – economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns. - easy. Download, save and print files using your home computer with a few clicks of your mouse. This service is provided by Invesco Aim Investment Services, Inc.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.,
Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.
invescoaim.com      CDV-AR-1           Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Charter Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

     Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1  U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2               AIM Charter Fund

  Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3               AIM Charter Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, AIM Charter Fund’s investment results compared favorably to the broad market, as measured by the S&P 500 Index, as well as the Fund’s style-specific benchmark, the Russell 1000 Index. The Fund’s comparatively strong results were driven by stock selection in the consumer staples, health care and industrials sectors, as well as proceeds received from a litigation settlement. The Fund’s significant underweight in the consumer discretionary sector was the largest detractor from relative results. Top contributors to the Fund’s absolute returns were holdings in the information technology (IT) and health care sectors, while the largest detractor was the financials sector.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	15.19%

Class B Shares*	14.36

Class C Shares*	14.32

Class R Shares*	15.01

Class S Shares*	15.19

Class Y Shares*	15.54

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Index▼ (Style-Specific Index)	11.20

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	11.46

▼	Lipper Inc.
*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We seek to manage your Fund as what we term a “conservative cornerstone” — a stable foundational component within a well-diversified portfolio of assets that seeks attractive upside participation during buoyant equity markets and stronger downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investment strategies.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund
In the fourth quarter of 2008 and early 2009, equity markets experienced steep declines as severe problems in the credit markets, a slumping housing market and a deteriorating outlook for corporate earnings led to a global recession. However, as the U.S. economy began to show signs that the contraction was moderating, U.S. equity markets abruptly reversed direction following the closing low on March 9, 2009.
     In the months following, corporate profits improved, largely a function of severe cost-cutting measures. Though top line revenue growth was noticeably absent, financial markets welcomed any improvement in profits, rallying strongly through most of the remaining months and virtually erasing the steep losses sustained earlier in the year. During this rally, stock price gains were generally disproportionately concentrated among lower-quality, higher-risk stocks. A great number of the most distressed companies rebounded sharply from their extreme lows set in early March.
     Major indexes garnered positive returns for the fiscal year, and economically sensitive sectors such as IT, materials and consumer discretionary had the highest returns, while less economically sensitive sectors such as consumer staples, utilities, health care and financials had the lowest returns.1
     Holdings in the industrials sector benefited the Fund’s relative results during the year. One of the largest contributors to returns was Tyco International, which operates in a variety of dissimilar industries such as security solutions, fire protection and fluid valves. The market downturn provided us an opportunity to build a larger position in the stock as it traded lower. At the time, the market heavily discounted Tyco’s exposure to construction and steel spreads, and gave little recognition to

Portfolio Composition
By sector

Information Technology	21.1%

Health Care	15.1

Industrials	12.6

Financials	12.1

Consumer Staples	8.9

Energy	7.7

Telecommunication Services	2.2

Consumer Discretionary	2.0

Materials	1.2

Money Market Funds Plus Other Assets Less Liabilities	17.1

Total Net Assets	$4.8 billion

Total Number of Holdings*	65

Top 10 Equity Holdings*

1. Progressive Corp. (The)	2.6%

2. Symantec Corp.	2.5

3. Microsoft Corp.	2.5

4. American Express Co.	2.4

5. Tyco International Ltd.	2.3

6. Motorola, Inc.	2.1

7. Nokia Corp.-ADR	2.1

8. Berkshire Hathaway Inc.-Class A	2.1

9. Comcast Corp.-Class A	2.0

10. Agilent Technologies, Inc.	2.0
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4               AIM Charter Fund

highly stable earnings created by revenue from its security monitoring and fire service divisions. Later in the year, the company reported good operating results due to improving margins and solid retention rates, and the stock performed well amid improving economic sentiment.
     During the fiscal year, our IT holdings were a source of strength for the Fund. One of the Fund’s leading contributors to returns was Symantec, a security software company. Despite the sagging economy, consumer demand for the company’s anti-virus and anti-malware products remained solid. The company had strong market share in its Internet security and storage segments, and it enjoyed few major competitors in this marketplace. In addition, Symantec’s strong brand recognition from its Norton anti-virus software and its business make-up gave it an advantage over smaller single-solution providers in the enterprise segment.
     The Fund also benefited from proceeds received as part of litigation related to losses incurred by an investment in a stock (no longer owned in the Fund) by the Fund’s previous management team. While this settlement had a positive affect on returns, we view it as a one-time event which should not affect the Fund’s results in future time periods.
     Detractors from results were concentrated in the financials sector, which is not surprising considering the extreme dislocation in the industry during the financial crisis. We were largely underexposed to financials during the downturn, but we did own a number of names that affected the Fund. BB&T, a regional bank operating primarily in the southeastern U.S., was the largest detractor. Generally, we believed BB&T was a well-capitalized survivor of the credit crisis, as evidenced by the fact that it passed the federal “stress test” and repaid funds advanced under the TARP program. While credit losses for BB&T rose in 2009 (and will likely continue to rise), we attributed the poor performance of this holding more to the industry-wide downdraft than to company-specific factors. Nevertheless, we sold this position as we perceived better relative opportunities within the sector.
     Wells Fargo was another detractor from the Fund’s results. Wells Fargo’s late 2008 acquisition of distressed bank Wachovia boosted both its size and scale, but also added to its exposure to troubled loans. During the fiscal year, the company reduced its dividend, which we believed was prudent in this case to preserve capital. The company was experiencing healthy deposit growth and had been able to deploy capital at favorable price spreads. We believed it was well managed with a sound deposit base, a history of conservative underwriting standards and deep customer relationships. In our view, this business model was poised to gain market share in the revamped global financial system.
     Over the year, our cash weighting fluctuated as we took advantage of market turmoil to invest in high quality companies that we believed had been unduly punished. As many of these companies rallied sharply in the second half of the year, we used the opportunity to take profits; thus, the Fund’s cash weighting was approximately 17% at the end of the fiscal year. Our cash holdings benefited the Fund during the market downturn and moderated returns during the rally.
     Maintaining a conservative approach is an enduring part of our investment strategy. Despite the market’s volatility, we sought judicious long-term investments in what we believed to be high quality businesses that were not heavily dependent on external sources of financing. At the end of the fiscal year, our largest sector weightings were in IT and health care. Our allocation to the consumer discretionary sector remained low, as we believed it would be difficult for many of these companies to recover to pre-crisis earnings levels in the near term.
     The Fund’s fiscal year encompassed one of the most challenging economic periods in recent history, and while the recession has likely ended, we believe that a long and perhaps uneven recovery still lies ahead. Indeed, much of the recent improvement has been due to a reduced rate of deterioration, and a number of questions remain concerning employment, the consumer, housing, and the eventual removal of fiscal and monetary stimulus.
     Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your portfolio, so that over a full market cycle the Fund could deliver favorable investment results with reduced risk.

1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Ronald Sloan
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Charter Fund. Mr. Sloan has been in the investment industry since 1971. He joined Invesco Aim in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.

Tyler Dann II
Chartered Financial Analyst, portfolio manger, is manager of AIM Charter Fund. Mr. Dann joined Invesco Aim in

2004. He serves on the Board of Directors for the National Association of Petroleum Investment Analysts and is a member of the CFA Society of San Francisco. Mr. Dann earned an A.B. from Princeton University.

Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM Charter Fund. Mr. Nelson began his investment career in 1988 and joined Invesco Aim in 2004. He earned a B.A. from the University of California–Santa Barbara and is a member of the Securities Analyst Society of San Francisco.
Assisted by the Invesco U.S. Core Equities Team

5               AIM Charter Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 11/26/68, index data from 11/30/68

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6               AIM Charter Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (11/26/68)	10.71%

10 Years	-0.63

5 Years	2.99

1 Year	8.82

Class B Shares

Inception (6/26/95)	5.91%

10 Years	-0.64

5 Years	3.04

1 Year	9.36

Class C Shares

Inception (8/4/97)	2.25%

10 Years	-0.78

5 Years	3.39

1 Year	13.32

Class R Shares

10 Years	-0.30%

5 Years	3.90

1 Year	15.01

Class S Shares

10 Years	-0.06%

5 Years	4.16

1 Year	15.19

Class Y Shares

10 Years	-0.03%

5 Years	4.23

1 Year	15.54
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is November 26, 1968.
     Class S shares’ inception date is September 25, 2009. Class S shares have no sales charge; therefore, performance is at NAV. Returns since the Class S shares’ inception date are actual returns. All other returns are blended returns of actual Class S share performance and restated Class A share performance (for periods prior to the inception date of Class S shares) at NAV and reflect Rule 12b-1 fees as well as any fee waivers or expense

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (11/26/68)	10.78%

10 Years	0.11

5 Years	3.55

1 Year	-5.72

Class B Shares

Inception (6/26/95)	6.06%

10 Years	0.10

5 Years	3.61

1 Year	-5.95

Class C Shares

Inception (8/4/97)	2.42%

10 Years	-0.05

5 Years	3.96

1 Year	-1.92

Class R Shares

10 Years	0.44%

5 Years	4.46

1 Year	-0.48

Class S Shares

10 Years	0.68%

5 Years	4.74

1 Year	-0.16

Class Y Shares

10 Years	0.71%

5 Years	4.79

1 Year	0.06
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
reimbursements applicable to Class A shares. Class A shares’ inception date is November 26, 1968.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is November 26, 1968.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end perfor-
mance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S and Class Y shares was 1.21%, 1.96%, 1.96%, 1.46%, 1.13% and 0.96%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S and Class Y shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.15% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Class S shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual operating expenses less contractual advisory fee waivers by the advisor in effect through at least December 31, 2012. See current prospectus for more information.
2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7               AIM Charter Fund

AIM Charter Fund’s investment objective is growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class S shares are closed to most investors. See the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Russell 1000® Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. The Russell 1000 Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.
■	The Lipper Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CHTRX
Class B Shares	BCHTX
Class C Shares	CHTCX
Class R Shares	CHRRX
Class S Shares	CHRSX
Class Y Shares	CHTYX

8               AIM Charter Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–82.15%
Aerospace & Defense–3.28%
Lockheed Martin Corp.	392,727	$27,015,691

Northrop Grumman Corp.	1,255,555	62,940,972

United Technologies Corp.	1,125,000	69,131,250

		159,087,913

Air Freight & Logistics–0.91%
United Parcel Service, Inc.–Class B	823,714	44,216,968

Asset Management & Custody Banks–1.42%
Legg Mason, Inc.	2,363,833	68,811,179

Biotechnology–0.80%
Amgen Inc.(b)	131,154	7,046,904

Genzyme Corp.(b)	631,090	31,933,154

		38,980,058

Cable & Satellite–2.00%
Comcast Corp.–Class A	6,698,414	97,127,003

Communications Equipment–5.74%
Cisco Systems, Inc.(b)	3,323,692	75,946,362

Motorola, Inc.(b)	11,928,510	102,227,331

Nokia Corp.–ADR (Finland)	7,954,676	100,308,464

		278,482,157

Computer Hardware–1.07%
Fujitsu Ltd. (Japan)(c)	8,952,000	52,067,569

Computer Storage & Peripherals–1.14%
EMC Corp.(b)	3,344,239	55,079,616

Consumer Finance–2.38%
American Express Co.	3,311,061	115,357,365

Data Processing & Outsourced Services–1.74%
Automatic Data Processing, Inc.	2,116,082	84,220,064

Diversified Banks–1.84%
U.S. Bancorp	2,019,753	46,898,665

Wells Fargo & Co.	1,531,300	42,141,376

		89,040,041

Drug Retail–2.72%
CVS Caremark Corp.	1,488,332	52,538,120

Walgreen Co.	2,098,805	79,397,793

		131,935,913

Electronic Equipment & Instruments–1.96%
Agilent Technologies, Inc.(b)	3,842,093	95,053,381

	Shares
Electronic Manufacturing Services–1.22%
Tyco Electronics Ltd. (Switzerland)	2,779,645	59,067,456

Environmental & Facilities Services–1.31%
Waste Management, Inc.	2,126,222	63,531,513

Food Retail–1.59%
Kroger Co. (The)	3,329,425	77,009,600

Health Care Equipment–4.06%
Baxter International Inc.	618,290	33,424,757

Boston Scientific Corp.(b)	5,775,162	46,894,316

Covidien PLC (Ireland)	1,585,595	66,785,261

Medtronic, Inc.	1,396,685	49,861,655

		196,965,989

Health Care Supplies–1.69%
Alcon, Inc.	573,225	81,850,798

Hypermarkets & Super Centers–1.42%
Wal-Mart Stores, Inc.	1,390,752	69,092,559

Industrial Conglomerates–5.17%
3M Co.	1,094,527	80,524,351

Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	2,239,019	56,276,658

Tyco International Ltd.	3,392,341	113,813,041

		250,614,050

Industrial Gases–1.19%
Air Products and Chemicals, Inc.	747,756	57,674,420

Industrial Machinery–1.12%
Danaher Corp.	794,515	54,209,759

Insurance Brokers–0.82%
Marsh & McLennan Cos., Inc.	1,692,015	39,694,672

Integrated Telecommunication Services–0.72%
AT&T Inc.	1,362,200	34,967,674

Life Sciences Tools & Services–1.38%
Thermo Fisher Scientific, Inc.(b)	1,489,497	67,027,365

Managed Health Care–1.14%
WellPoint Inc.(b)	1,180,000	55,176,800

Office Electronics–0.80%
Xerox Corp.	5,156,013	38,773,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Charter Fund

	Shares	Value

Oil & Gas Equipment & Services–2.43%
Baker Hughes Inc.	425,854	$17,915,678

BJ Services Co.	3,689,511	70,838,611

Tenaris S.A.–ADR (Argentina)	821,272	29,253,709

		118,007,998

Oil & Gas Exploration & Production–4.14%
Apache Corp.	617,898	58,156,560

Chesapeake Energy Corp.	1,109,835	27,190,957

EOG Resources, Inc.	681,767	55,673,093

XTO Energy, Inc.	1,432,082	59,517,328

		200,537,938

Oil & Gas Refining & Marketing–0.26%
Valero Energy Corp.	702,442	12,714,200

Oil & Gas Storage & Transportation–0.88%
Williams Cos., Inc. (The)	2,261,380	42,627,013

Packaged Foods & Meats–1.38%
Cadbury PLC (United Kingdom)	5,321,603	67,024,420

Personal Products–1.07%
Avon Products, Inc.	1,626,504	52,129,453

Pharmaceuticals–6.07%
Allergan, Inc.	1,290,376	72,583,650

Johnson & Johnson	661,901	39,085,254

Pfizer Inc.	2,323,768	39,573,769

Roche Holding AG (Switzerland)	468,720	75,092,302

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,342,930	67,791,106

		294,126,081

Property & Casualty Insurance–4.68%
Berkshire Hathaway Inc.–Class A(b)	1,008	99,792,000

Progressive Corp. (The)(b)	7,942,435	127,078,960

		226,870,960

Railroads–0.80%
Union Pacific Corp.	703,146	38,771,470

Regional Banks–0.93%
PNC Financial Services Group, Inc.	923,996	45,220,364

Semiconductors–2.45%
Intel Corp.	3,200,495	61,161,460

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	31,562,019	57,401,622

		118,563,082

Systems Software–4.94%
Microsoft Corp.	4,313,381	119,610,055

Symantec Corp.(b)	6,831,160	120,091,793

		239,701,848

Wireless Telecommunication Services–1.49%
Vodafone Group PLC (United Kingdom)	32,553,055	72,014,521

Total Common Stocks & Other Equity Interests (Cost $3,979,995,760)		3,983,424,448

Preferred Stocks–0.69%
Household Products–0.69%
Henkel AG & Co. KGaA–Pfd. (Germany) (Cost $39,614,821)	735,000	33,328,648

Money Market Funds–15.61%
Liquid Assets Portfolio–Institutional Class(d)	378,393,464	378,393,464

Premier Portfolio–Institutional Class(d)	378,393,464	378,393,464

Total Money Market Funds (Cost $756,786,928)		756,786,928

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.45% (Cost $4,776,397,509)		4,773,540,024

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.01%
Liquid Assets Portfolio–Institutional Class (Cost $270,906)(d)(e)	270,906	270,906

TOTAL INVESTMENTS–98.46% (Cost $4,776,668,415)		4,773,810,930

OTHER ASSETS LESS LIABILITIES–1.54%		74,844,879

NET ASSETS–100.00%		$4,848,655,809

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Charter Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $4,019,610,581)*	$4,016,753,096

Investments in affiliated money market funds, at value and cost	757,057,834

Total investments, at value (Cost $4,776,668,415)	4,773,810,930

Foreign currencies, at value (Cost $3,449,321)	3,484,952

Receivables for:
Investments sold	71,793,155

Fund shares sold	6,056,761

Dividends	4,217,287

Investment for trustee deferred compensation and retirement plans	380,146

Other assets	77,914

Total assets	4,859,821,145

Liabilities:
Payables for:
Fund shares reacquired	4,924,839

Amount due custodian	174,119

Foreign currency contracts	420,943

Collateral upon return of securities loaned	270,906

Accrued fees to affiliates	3,295,552

Accrued other operating expenses	558,119

Trustee deferred compensation and retirement plans	1,520,858

Total liabilities	11,165,336

Net assets applicable to shares outstanding	$4,848,655,809

Net assets consist of:
Shares of beneficial interest	$5,831,240,229

Undistributed net investment income	27,921,767

Undistributed net realized gain (loss)	(1,007,322,961)

Unrealized appreciation (depreciation)	(3,183,226)

$4,848,655,809

Net Assets:
Class A	$3,915,161,117

Class B	$281,910,842

Class C	$226,829,799

Class R	$25,096,240

Class S	$1,389,911

Class Y	$70,186,804

Institutional Class	$328,081,096

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	276,466,208

Class B	20,703,092

Class C	16,615,357

Class R	1,783,086

Class S	98,171

Class Y	4,942,674

Institutional Class	22,510,137

Class A:
Net asset value per share	$14.16

Maximum offering price per share
(Net asset value of $14.16 divided by 94.50%)	$14.98

Class B:
Net asset value and offering price per share	$13.62

Class C:
Net asset value and offering price per share	$13.65

Class R:
Net asset value and offering price per share	$14.07

Class S:
Net asset value and offering price per share	$14.16

Class Y:
Net asset value and offering price per share	$14.20

Institutional Class:
Net asset value and offering price per share	$14.57

*	At October 31, 2009, securities with an aggregate value of $261,826 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Charter Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $2,747,975)	$79,580,373

Dividends from affiliated money market funds (includes securities lending income of $422,301)	4,937,261

Total investment income	84,517,634

Expenses:
Advisory fees	26,394,330

Administrative services fees	626,446

Custodian fees	400,234

Distribution fees:
Class A	8,567,710

Class B	3,019,809

Class C	1,865,636

Class R	69,364

Class S	38

Transfer agent fees — A, B, C, R, S and Y	13,791,088

Transfer agent fees — Institutional	196,408

Trustees’ and officers’ fees and benefits	138,826

Other	1,489,978

Total expenses	56,559,867

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,452,668)

Net expenses	55,107,199

Net investment income	29,410,435

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(452,961))	(257,562,759)

Foreign currencies	(317,351)

Foreign currency contracts	15,068,260

(242,811,850)

Change in net unrealized appreciation (depreciation) of:
Investment securities	846,712,491

Foreign currencies	9,194

Foreign currency contracts	(22,455,019)

824,266,666

Net realized and unrealized gain	581,454,816

Net increase in net assets resulting from operations	$610,865,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$29,410,435	$42,073,564

Net realized gain (loss)	(242,811,850)	321,154,533

Change in net unrealized appreciation (depreciation)	824,266,666	(2,000,261,425)

Net increase (decrease) in net assets resulting from operations	610,865,251	(1,637,033,328)

Distributions to shareholders from net investment income:
Class A	(42,646,561)	(63,632,396)

Class B	—	(4,147,087)

Class C	—	(1,085,344)

Class R	(83,991)	(72,529)

Class Y	(128,113)	—

Institutional Class	(3,585,822)	(2,345,816)

Total distributions from net investment income	(46,444,487)	(71,283,172)

Share transactions–net:
Class A	(5,140,295)	(184,540,385)

Class B	(135,824,126)	(477,843,998)

Class C	19,465,122	(21,977,702)

Class R	14,361,118	3,764,852

Class S	1,418,651	—

Class Y	53,730,122	10,515,678

Institutional Class	93,503,019	133,291,655

Net increase (decrease) in net assets resulting from share transactions	41,513,611	(536,789,900)

Net increase (decrease) in net assets	605,934,375	(2,245,106,400)

Net assets:
Beginning of year	4,242,721,434	6,487,827,834

End of year (includes undistributed net investment income of $27,921,767 and $44,787,776, respectively)	$4,848,655,809	$4,242,721,434

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Charter Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

13        AIM Charter Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        AIM Charter Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded.

15        AIM Charter Fund

Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Through December 31, 2012, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $150 million	0.75%

Next $4.85 billion	0.615%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.90%, 1.75% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $1,287,779.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $13,314.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish

16        AIM Charter Fund

continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $293,657 in front-end sales commissions from the sale of Class A shares and $2,557, $373,461, $9,225 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$4,360,605,190	$413,205,740	$—	$4,773,810,930

Other Investments*	—	(365,146)	—	(365,146)

Total Investments	$4,360,605,190	$412,840,594	$—	$4,773,445,784

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Instruments

Effective May 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk(a)	$315,210	$(736,153)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts.

17        AIM Charter Fund

Effect of Derivative Instruments for the six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain
(Loss) on
Statement of
Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(10,109,857)

Change in Unrealized Appreciation
Currency risk	2,823,115

Total	$(7,286,742)

*	The average value of foreign currency contracts during the period was $72,120,709.

Open Foreign Currency Contracts
						Unrealized
Settlement	Contract to					Appreciation
Date	Deliver		Receive		Value	(Depreciation)

12/09/09	GBP	44,410,000	USD	72,498,600	$72,863,746	$(365,146)

Closed Foreign Currency Contracts
Closed	Contract to					Realized
Date	Deliver		Receive		Value	Gain (Loss)

09/14/09	USD	15,699,096	GBP	9,450,000	$15,328,089	$(371,007)

09/21/09	USD	11,317,810	GBP	7,000,000	11,354,140	36,330

09/28/09	USD	12,697,280	GBP	8,000,000	12,976,160	278,880

Total closed foreign currency contracts						$(55,797)

Total foreign currency contracts						$(420,943)

Currency Abbreviations:
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $7,532,318 and securities sales of $4,009,386, which resulted in net realized gains (losses) of $(452,961).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $151,575.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $12,825 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

18        AIM Charter Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$46,444,487	$71,283,172

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$29,488,954

Net unrealized appreciation (depreciation) — investments	(15,182,206)

Net unrealized appreciation — other investments	39,405

Temporary book/tax differences	(1,567,187)

Capital loss carryforward	(995,363,386)

Shares of beneficial interest	5,831,240,229

Total net assets	$4,848,655,809

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $994,926,904 of capital loss carryforward in the fiscal year ending October 31, 2010.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2010	$733,056,500

October 31, 2017	262,306,886

Total capital loss carryforward	$995,363,386

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $1,144,121,506 and $1,190,189,560, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$497,304,215

Aggregate unrealized (depreciation) of investment securities	(512,486,421)

Net unrealized appreciation (depreciation) of investment securities	$(15,182,206)

Cost of investments for tax purposes is $4,788,993,136.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on October 31, 2009, undistributed net investment income was increased by $168,043, undistributed net realized gain (loss) was increased by $1,525,564,902 and shares of beneficial interest decreased by $1,525,732,945. This reclassification had no effect on the net assets of the Fund.

19        AIM Charter Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	45,315,581	$551,757,661	16,007,143	$241,415,100

Class B	2,568,186	29,551,430	2,727,211	40,298,722

Class C	4,694,155	55,561,441	2,186,799	31,914,299

Class R	1,508,237	18,729,493	364,707	5,650,360

Class S(b)	98,171	1,418,651	—	—

Class Y(c)	5,094,091	64,488,127	757,026	10,527,979

Institutional Class	9,726,356	132,832,528	14,571,565	235,680,468

Issued as reinvestment of dividends:
Class A	3,495,112	39,529,675	3,599,299	59,244,455

Class B	—	—	248,883	3,939,829

Class C	—	—	63,596	1,009,284

Class R	7,359	82,940	4,425	72,526

Class Y	11,230	127,124	—	—

Institutional Class	299,989	3,476,848	136,321	2,301,095

Automatic conversion of Class B shares to Class A shares:
Class A	9,587,274	113,267,854	23,711,322	368,251,149

Class B	(9,924,621)	(113,267,854)	(24,730,070)	(368,251,149)

Reacquired:
Class A(c)	(59,185,017)	(709,695,485)	(55,466,782)	(853,451,089)

Class B	(4,606,356)	(52,107,702)	(10,294,711)	(153,831,400)

Class C	(3,135,432)	(36,096,319)	(3,687,944)	(54,901,285)

Class R	(355,608)	(4,451,315)	(128,066)	(1,958,034)

Class Y	(918,694)	(10,885,129)	(979)	(12,301)

Institutional Class	(3,300,035)	(42,806,357)	(6,490,325)	(104,689,908)

Net increase (decrease) in share activity	979,978	$41,513,611	(36,420,580)	$(536,789,900)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class S shares commenced on September 25, 2009
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	741,559	$10,337,327

Class A	(741,559)	(10,337,327)

20        AIM Charter Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on			Dividends					net assets		assets without		investment
	value,	Net		securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)		unrealized)		operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$12.46	$0.09		$1.76	(d)	$1.85	$(0.15)	$14.16	15.19	%(d)	$3,915,161	1.26	%(e)	1.29	%(e)	0.76	%(e)	32%
Year ended 10/31/08	17.30	0.14		(4.76)		(4.62)	(0.22)	12.46	(27.00)		3,454,370	1.19		1.23		0.88		38
Year ended 10/31/07	14.96	0.20		2.25	(d)	2.45	(0.11)	17.30	16.44	(d)	5,005,716	1.16		1.19		1.25		39
Year ended 10/31/06	12.85	0.13		2.10		2.23	(0.12)	14.96	17.49		4,812,619	1.26		1.27		0.93		51
Year ended 10/31/05	12.16	0.15	(f)	0.65		0.80	(0.11)	12.85	6.59		1,638,002	1.23		1.25		1.16	(f)	54

Class B
Year ended 10/31/09	11.91	0.00		1.71	(d)	1.71	—	13.62	14.36	(d)	281,911	2.01	(e)	2.04	(e)	0.01	(e)	32
Year ended 10/31/08	16.50	0.02		(4.54)		(4.52)	(0.07)	11.91	(27.51)		388,985	1.94		1.98		0.13		38
Year ended 10/31/07	14.30	0.08		2.14	(d)	2.22	(0.02)	16.50	15.56	(d)	1,067,897	1.91		1.94		0.50		39
Year ended 10/31/06	12.27	0.02		2.02		2.04	(0.01)	14.30	16.63		1,547,422	2.01		2.02		0.18		51
Year ended 10/31/05	11.61	0.05	(f)	0.62		0.67	(0.01)	12.27	5.76		617,534	1.95		1.97		0.44	(f)	54

Class C
Year ended 10/31/09	11.94	0.00		1.71	(d)	1.71	—	13.65	14.32	(d)	226,830	2.01	(e)	2.04	(e)	0.01	(e)	32
Year ended 10/31/08	16.55	0.02		(4.56)		(4.54)	(0.07)	11.94	(27.55)		179,759	1.94		1.98		0.13		38
Year ended 10/31/07	14.34	0.08		2.15	(d)	2.23	(0.02)	16.55	15.58	(d)	272,904	1.91		1.94		0.50		39
Year ended 10/31/06	12.30	0.02		2.03		2.05	(0.01)	14.34	16.67		287,359	2.01		2.02		0.18		51
Year ended 10/31/05	11.64	0.05	(f)	0.62		0.67	(0.01)	12.30	5.75		107,776	1.95		1.97		0.44	(f)	54

Class R
Year ended 10/31/09	12.38	0.07		1.75	(d)	1.82	(0.13)	14.07	14.93	(d)	25,096	1.51	(e)	1.54	(e)	0.51	(e)	32
Year ended 10/31/08	17.18	0.10		(4.73)		(4.63)	(0.17)	12.38	(27.19)		7,717	1.44		1.48		0.63		38
Year ended 10/31/07	14.87	0.16		2.23	(d)	2.39	(0.08)	17.18	16.12	(d)	6,565	1.41		1.44		1.00		39
Year ended 10/31/06	12.77	0.09		2.10		2.19	(0.09)	14.87	17.21		5,153	1.51		1.52		0.68		51
Year ended 10/31/05	12.10	0.12	(f)	0.63		0.75	(0.08)	12.77	6.22		2,637	1.45		1.47		0.94	(f)	54

Class S
Year ended 10/31/09(g)	14.25	0.01		(0.10)		(0.09)	—	14.16	(0.63)		1,390	1.09	(e)(h)	1.12	(e)(h)	0.93	(e)(h)	32

Class Y
Year ended 10/31/09	12.46	0.13		1.77	(d)	1.90	(0.16)	14.20	15.54	(d)	70,187	1.01	(e)	1.04	(e)	1.01	(e)	32
Year ended 10/31/08(g)	13.94	0.01		(1.49)		(1.48)	—	12.46	(10.62)		9,424	0.97	(h)	1.01	(h)	1.10	(h)	38

Institutional Class
Year ended 10/31/09	12.83	0.16		1.80	(d)	1.96	(0.22)	14.57	15.74	(d)	328,081	0.75	(e)	0.78	(e)	1.27	(e)	32
Year ended 10/31/08	17.81	0.20		(4.88)		(4.68)	(0.30)	12.83	(26.68)		202,467	0.76		0.80		1.31		38
Year ended 10/31/07	15.38	0.28		2.31	(d)	2.59	(0.16)	17.81	16.96	(d)	134,745	0.73		0.76		1.68		39
Year ended 10/31/06	13.22	0.20		2.16		2.36	(0.20)	15.38	18.03		123,476	0.79		0.80		1.40		51
Year ended 10/31/05	12.53	0.22	(f)	0.65		0.87	(0.18)	13.22	6.98		54,728	0.71		0.73		1.68	(f)	54

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2009 would have been $1.57, $1.52, $1.52, $1.56, $1.58 and $1.61 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2007 would have been $2.12, $2.01, $2.02, $2.10, and $2.18 for Class A, Class B, Class C, Class R, and Institutional Class, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,427,084, $301,981, $186,564, $13,873, $252, $29,288 and $222,278 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend would have been $0.10 and 0.80%, $0.00 and 0.08%, $0.00 and 0.08%, $0.07 and 0.58%, $0.17 and 1.32%, for Class A, Class B, Class C, Class R and Institutional Class, respectively.
(g)	Commencement date of September 25, 2009 and October 3, 2008 for Class S and Class Y shares, respectively.
(h)	Annualized.

21        AIM Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Charter Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class S shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009, through October 31, 2009. The actual ending account and expenses of the Class S shares in the example below are based on an investment of $1,000 invested as of close of business September 25, 2009 (commencement date) and held through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 25, 2009 through October 31, 2009 for the Class S shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class S shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2,3]	Ratio
A	$1,000.00	$1,180.00	$6.65	$1,019.11	$6.16	1.21%

B	1,000.00	1,176.20	10.75	1,015.32	9.96	1.96

C	1,000.00	1,175.70	10.75	1,015.32	9.96	1.96

R	1,000.00	1,179.20	8.02	1,017.85	7.43	1.46

S	1,000.00	993.70	1.10	1,019.71	5.55	1.09

Y	1,000.00	1,181.40	5.28	1,020.37	4.89	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009, through October 31, 2009 (as of close of business September 25, 2009, through October 31, 2009 for the Class S shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class S shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 37 (as of close of business September 25, 2009, through October 31, 2009)/365. Because the Class S shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class S shares of the Fund and other funds because such data is based on a full six month period.

23        AIM Charter Fund

Supplement to Annual Report dated 10/31/09
AIM Charter Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (7/30/91)	7.61%

10 Years	0.40

5 Years	4.63

1 Year	15.82

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (7/30/91)	7.74%

10 Years	1.14

5 Years	5.21

1 Year	0.29

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.78%.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.82%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less contractual advisory fee waivers by the advisor in effect through at least December 31, 2012. See current prospectus for more information.

2	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	CHTVX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      CHT-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,183.40	$4.07	$1,021.48	$3.77	0.74%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Charter Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Charter Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses, and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing over-sight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

24               AIM Charter Fund
continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Large-Cap Core Funds Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three, and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Aim. The Board noted that the Fund’s rate was above the effective fee rates for the other two mutual funds.
     The Board noted that Invesco Aim has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes four breakpoints based on net asset levels. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses. The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above, the advisory fee after fee waivers

25               AIM Charter Fund
continued

and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoint. The Board also noted that Invesco Aim’s contractual advisory fee waiver discussed above includes breakpoints based on net asset levels. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the
Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26               AIM Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM Charter Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com          CHT-AR-1                    Invesco Aim Distributors, Inc.

Annual Report to Shareholders
October 31, 2009

AIM Constellation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2                  AIM Constellation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3                   AIM Constellation Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Constellation Fund, at net asset value, had positive returns but underperformed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to its defensive posture as well as stock selection across sectors.
     The Fund’s Class A shares also underperformed the broad market, represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	4.78%

Class B Shares*	4.01

Class C Shares*	4.08

Class R Shares*	4.55

Class Y Shares*	5.11

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Growth Index▼ (Style-Specific Index)	17.51

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	18.66
▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.

■	Declining quantitative rank.

■	Negative changes to the investment thesis.

■	Finding a more attractive opportunity.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in credit markets, a rapidly weakening housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, equity markets rapidly reversed direction beginning in March 2009 and rallied solidly through most of the remaining months of the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included economically sensitive sectors such as information technology (IT), materials and consumer discretionary.1 The financials sector was the only sector with negative returns for the fiscal year.1

Portfolio Composition
By sector

Information Technology	33.1%

Consumer Discretionary	16.3

Health Care	13.1

Industrials	10.9

Energy	6.9

Consumer Staples	6.5

Financials	6.3

Materials	2.5

Telecommunication Services	2.1

Utilities	0.4

Money Market Funds Plus

Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1. Google, Inc.-Class A	2.6%

2. MasterCard, Inc.-Class A	2.3

3. Apple Inc.	2.1

4. International Business Machines Corp.	2.1

5. KDDI Corp.	2.1

6. Research in Motion Ltd.	2.0

7. Gilead Sciences, Inc.	1.9

8. QUALCOMM Inc.	1.9

9. United Technologies Inc.	1.8

10. Baxter International Inc.	1.8

Total Net Assets	$3.0 billion

Total Number of Holdings*	127
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*	Excluding money market fund holdings.

4                   AIM Constellation Fund

     While the Fund underperformed the Russell 1000 Growth Index for the fiscal year, it held up better during the first four months of the fiscal year. In this challenging market environment, the Fund benefited from a very defensive posture, with significant overweight positions in less economically sensitive sectors such as consumer staples and health care, and sizable underweight positions in economically sensitive sectors such as consumer discretionary and IT. Additionally, the Fund had a larger than normal cash position because we used cash as a defensive tool during this volatile period.
     However, the Fund began to underperform the Russell 1000 Growth Index when equity markets hit a bottom and began to rally in March 2009. Fund underperformance was driven primarily by two factors. First, much of the Fund’s underperformance was driven by its defensive posture both across and within sectors, as economically sensitive stocks outperformed following the March low. Second, the Fund underperformed because it did not own many of the lower quality, highly levered companies that outperformed during this market rebound. Our investment approach specifically avoids companies with these traits because over the long term they tend to perform poorly.
     Over the course of the fiscal year, the Fund underperformed its style-specific index by the widest margin in the IT sector, due to both stock selection and a significant underweight position. Within this sector, the Fund did not own many of what we believed were the lower quality companies that performed strongly during the stock market rally. Despite underperforming in this sector, several IT holdings were among the Fund’s leading contributors to performance during the period, including Google, Apple and Cognizant Technology Solutions.
     Another area of weakness for the Fund during the fiscal year was the consumer staples sector. Within this sector, underperformance was driven by an overweight position and stock selection. Our overweight position detracted from Fund performance because many of these defensive stocks underperformed as investors rotated into economically sensitive stocks during the market rebound. Within this sector, consumer products maker Procter & Gamble and grocery store operator Kroger were two of the leading detractors from Fund performance. However, one holding that was among the Fund’s leading contributors to performance was Coca-Cola. We sold our holdings in Procter & Gamble, Kroger and Coca-Cola before the close of the fiscal year.
     The Fund also underperformed in several other sectors, largely driven by stock selection. Sectors in which the Fund had the greatest underperformance included health care, industrials, financials and consumer discretionary. The Fund’s larger than normal cash position was also a detractor from performance when equity markets improved.
     We began to reposition the portfolio in May 2009, by moving into economically sensitive holdings that we believed would perform well in a more stable economic environment. This repositioning included a significant reduction in the defensive health care and consumer staples sectors, as well as a reduction in the Fund’s cash position. We rotated into economically sensitive sectors including IT, consumer discretionary and energy.
     As we’ve discussed, the stock market has experienced significant volatility during the past 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We thank you for your commitment to AIM Constellation Fund.
1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Robert Lloyd
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Constellation Fund. He joined Invesco Aim in

2000. Mr. Lloyd earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of AIM Constellation Fund. He joined Invesco Aim in 1996.

Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.
Assisted by the Large/Multi-Cap Growth Team

5                   AIM Constellation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund and index data from 4/30/76

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6                 AIM Constellation Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/30/76)	11.49%

10 Years	-3.58

5 Years	-3.69

1 Year	-1.01

Class B Shares

Inception (11/3/97)	-1.01%

10 Years	-3.60

5 Years	-3.71

1 Year	-0.99

Class C Shares

Inception (8/4/97)	-1.30%

10 Years	-3.74

5 Years	-3.31

1 Year	3.08

Class R Shares

10 Years	-3.22%

5 Years	-2.83

1 Year	4.55

Class Y Shares

10 Years	-3.00%

5 Years	-2.53

1 Year	5.11
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/30/76)	11.61%

10 Years	-2.66

5 Years	-2.76

1 Year	-16.15

Class B Shares

Inception (11/3/97)	-0.82%

10 Years	-2.68

5 Years	-2.78

1 Year	-16.39

Class C Shares

Inception (8/4/97)	-1.12%

10 Years	-2.82

5 Years	-2.39

1 Year	-12.86

Class R Shares

10 Years	-2.29%

5 Years	-1.90

1 Year	-11.51

Class Y Shares

10 Years	-2.08%

5 Years	-1.60

1 Year	-11.05
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual operating expenses less contractual advisory fee waivers by the advisor in effect through at least December 31, 2012. See current prospectus for more information.

Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is April 30, 1976.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 30, 1976.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.26%, 2.01%, 2.01%, 1.51% and 1.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.28%, 2.03%, 2.03%, 1.53% and 1.03%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7                   AIM Constellation Fund

AIM Constellation Fund’s investment objective is growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31,2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

■	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Multi-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	CSTGX
Class B Shares	CSTBX
Class C Shares	CSTCX
Class R Shares	CSTRX
Class Y Shares	CSTYX

8                  AIM Constellation Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.07%
Aerospace & Defense–4.28%
General Dynamics Corp.	223,616	$14,020,723

Goodrich Corp.	259,247	14,090,075

Honeywell International Inc.	428,352	15,373,553

Lockheed Martin Corp.	147,188	10,125,063

Rockwell Collins, Inc.	404,130	20,360,069

United Technologies Corp.	908,309	55,815,588

		129,785,071

Air Freight & Logistics–0.47%
Expeditors International of Washington, Inc.	443,244	14,281,322

Apparel Retail–1.89%
Aeropostale, Inc.(b)	164,045	6,156,609

American Eagle Outfitters, Inc.	348,594	6,096,909

Gap, Inc. (The)	2,109,366	45,013,870

		57,267,388

Application Software–0.41%
Adobe Systems Inc.(b)	373,969	12,318,539

Asset Management & Custody Banks–0.77%
BlackRock, Inc.	51,496	11,148,369

T. Rowe Price Group Inc.	249,856	12,175,483

		23,323,852

Auto Parts & Equipment–1.40%
Autoliv, Inc. (Sweden)(b)	259,350	8,708,973

BorgWarner, Inc.(b)	191,933	5,819,409

Gentex Corp.	445,447	7,131,606

Johnson Controls, Inc.	872,162	20,862,115

		42,522,103

Automobile Manufacturers–0.66%
Toyota Motor Corp. (Japan)	501,900	19,866,668

Automotive Retail–0.33%
AutoZone, Inc.(b)	75,065	10,157,045

Biotechnology–3.06%
Amgen Inc.(b)	653,954	35,136,948

Gilead Sciences, Inc.(b)	1,356,161	57,704,651

		92,841,599

Communications Equipment–5.43%
Cisco Systems, Inc.(b)	2,037,876	46,565,467

QUALCOMM Inc.	1,390,401	57,576,505

Research In Motion Ltd. (Canada)(b)	1,030,602	60,527,255

		164,669,227

Computer & Electronics Retail–0.31%
Best Buy Co., Inc.	247,905	9,465,013

Computer Hardware–5.39%
Apple Inc.(b)	345,731	65,170,293

Dell Inc.(b)	686,445	9,946,588

Hewlett-Packard Co.	537,519	25,510,652

International Business Machines Corp.	520,869	62,822,010

		163,449,543

Computer Storage & Peripherals–0.41%
QLogic Corp.(b)	440,960	7,734,438

STEC Inc.(b)(c)	226,343	4,825,633

		12,560,071

Construction & Engineering–0.52%
Fluor Corp.	354,408	15,742,803

Construction, Farm Machinery & Heavy Trucks–0.31%
Komatsu Ltd. (Japan)	481,400	9,357,877

Consumer Finance–0.38%
American Express Co.	329,164	11,468,074

Data Processing & Outsourced Services–3.59%
Alliance Data Systems Corp.(b)(c)	256,133	14,082,192

MasterCard, Inc.–Class A	318,992	69,865,628

Visa Inc.–Class A	329,666	24,975,496

		108,923,316

Department Stores–2.97%
J.C. Penney Co., Inc.	1,339,046	44,362,594

Kohl’s Corp.(b)	797,257	45,619,046

		89,981,640

Diversified Metals & Mining–1.88%
BHP Billiton Ltd. (Australia)	409,701	13,449,463

Freeport-McMoRan Copper & Gold Inc.	369,874	27,133,957

Rio Tinto PLC (United Kingdom)	373,420	16,502,718

		57,086,138

Education Services–1.15%
Apollo Group, Inc.–Class A(b)	612,446	34,970,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Constellation Fund

	Shares	Value

Electrical Components & Equipment–1.04%
Cooper Industries PLC–Class A (Ireland)	818,708	$31,675,813

Electronic Components–0.68%
Corning Inc.	1,405,637	20,536,357

Electronic Manufacturing Services–1.20%
Flextronics International Ltd. (Singapore)(b)	2,993,536	19,398,113

Tyco Electronics Ltd. (Switzerland)	797,256	16,941,690

		36,339,803

Environmental & Facilities Services–0.78%
Waste Management, Inc.	790,171	23,610,310

Fertilizers & Agricultural Chemicals–0.38%
Monsanto Co.	170,528	11,456,071

Footwear–0.58%
NIKE, Inc.–Class B	285,079	17,726,212

Gas Utilities–0.39%
EQT Corp.	285,056	11,932,444

General Merchandise Stores–1.21%
Dollar Tree, Inc.(b)	810,497	36,577,730

Health Care Distributors–0.39%
McKesson Corp.	200,249	11,760,624

Health Care Equipment–2.99%
Baxter International Inc.	1,021,083	55,199,747

Medtronic, Inc.	639,190	22,819,083

Varian Medical Systems, Inc.(b)	309,634	12,688,801

		90,707,631

Health Care Services–2.24%
Express Scripts, Inc.(b)	491,874	39,310,570

Laboratory Corp. of America Holdings(b)	155,830	10,735,129

Medco Health Solutions, Inc.(b)	320,174	17,968,165

		68,013,864

Home Improvement Retail–2.06%
Home Depot, Inc. (The)	1,157,022	29,029,682

Lowe’s Cos., Inc.	1,710,126	33,467,166

		62,496,848

Homefurnishing Retail–0.38%
Bed Bath & Beyond Inc.(b)	329,263	11,593,350

Hotels, Resorts & Cruise Lines–0.94%
Carnival Corp.(b)(d)	974,086	28,365,384

Household Products–1.05%
Clorox Co. (The)	265,873	15,747,658

Colgate-Palmolive Co.	205,298	16,142,582

		31,890,240

Human Resource & Employment Services–0.30%
Robert Half International, Inc.	387,023	8,978,934

Hypermarkets & Super Centers–1.97%
Costco Wholesale Corp.	628,394	35,724,199

Wal-Mart Stores, Inc.	480,556	23,874,022

		59,598,221

Industrial Conglomerates–0.30%
McDermott International, Inc.(b)	409,819	9,110,276

Industrial Machinery–1.41%
Illinois Tool Works Inc.	245,175	11,258,436

Ingersoll-Rand PLC (Ireland)	804,240	25,405,941

Valmont Industries, Inc.	85,218	6,158,705

		42,823,082

Integrated Oil & Gas–2.36%
Exxon Mobil Corp.	491,441	35,221,577

Occidental Petroleum Corp.	480,580	36,466,410

		71,687,987

Internet Retail–1.63%
Amazon.com, Inc.(b)	256,472	30,471,438

Priceline.com Inc.(b)	119,806	18,904,189

		49,375,627

Internet Software & Services–2.87%
Google Inc.–Class A(b)	145,216	77,853,202

VeriSign, Inc.(b)	399,927	9,122,335

		86,975,537

Investment Banking & Brokerage–1.37%
Charles Schwab Corp. (The)	1,240,478	21,509,888

Goldman Sachs Group, Inc. (The)	117,580	20,008,589

		41,518,477

IT Consulting & Other Services–1.91%
Amdocs Ltd.(b)	603,300	15,203,160

Cognizant Technology Solutions Corp.–Class A(b)	1,106,125	42,751,731

		57,954,891

Life Sciences Tools & Services–0.67%
Thermo Fisher Scientific, Inc.(b)	449,035	20,206,575

Managed Health Care–0.76%
UnitedHealth Group Inc.	886,930	23,015,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Constellation Fund

	Shares	Value

Oil & Gas Drilling–0.50%
Transocean Ltd.(b)	181,432	$15,223,959

Oil & Gas Equipment & Services–2.14%
Baker Hughes Inc.	292,057	12,286,838

Cameron International Corp.(b)	514,026	19,003,541

Halliburton Co.	394,450	11,521,885

Schlumberger Ltd.	199,867	12,431,727

Weatherford International Ltd.(b)	556,188	9,749,976

		64,993,967

Oil & Gas Exploration & Production–1.89%
Apache Corp.	183,417	17,263,208

Devon Energy Corp.	430,466	27,855,455

XTO Energy, Inc.	293,065	12,179,781

		57,298,444

Other Diversified Financial Services–0.94%
JPMorgan Chase & Co.	684,849	28,606,143

Packaged Foods & Meats–1.66%
General Mills, Inc.	395,496	26,071,096

Kellogg Co.	470,207	24,234,469

		50,305,565

Pharmaceuticals–3.01%
Abbott Laboratories	1,058,953	53,551,253

Johnson & Johnson	386,574	22,827,195

Shire PLC (United Kingdom)	834,857	14,764,697

		91,143,145

Property & Casualty Insurance–1.25%
ACE Ltd. (Switzerland)(b)	535,351	27,495,627

Chubb Corp. (The)	217,504	10,553,294

		38,048,921

Publishing–0.02%
Morningstar, Inc.(b)	14,459	737,698

Railroads–0.88%
Norfolk Southern Corp.	271,637	12,663,717

Union Pacific Corp.	253,631	13,985,213

		26,648,930

Restaurants–0.79%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(e)	19,296	1,351

McDonald’s Corp.	409,629	24,008,355

		24,009,706

Semiconductor Equipment–1.89%
Applied Materials, Inc.	796,013	9,711,359

ASML Holding N.V. (Netherlands)	1,344,395	36,187,465

KLA-Tencor Corp.	350,082	11,381,166

		57,279,990

Semiconductors–4.96%
Altera Corp.	1,305,290	25,831,689

Intel Corp.	2,013,376	38,475,615

Netlogic Microsystems Inc.(b)	77,263	2,936,767

NVIDIA Corp.(b)	809,645	9,683,354

PMC-Sierra, Inc.(b)	349,856	2,980,773

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	3,240,980	30,918,949

Texas Instruments Inc.	686,485	16,098,073

Xilinx, Inc.	1,079,758	23,484,737

		150,409,957

Soft Drinks–1.80%
PepsiCo, Inc.	902,864	54,668,415

Specialized Finance–1.62%
CME Group Inc.	80,687	24,416,693

IntercontinentalExchange Inc.(b)	211,300	21,170,147

Verisk Analytics, Inc.–Class A(b)	127,215	3,489,508

		49,076,348

Steel–0.26%
United States Steel Corp.	230,782	7,959,671

Systems Software–4.37%
Check Point Software Technologies Ltd. (Israel)(b)	1,612,760	50,108,453

McAfee Inc.(b)	707,862	29,645,261

Microsoft Corp.	1,903,480	52,783,500

		132,537,214

Trading Companies & Distributors–0.56%
W.W. Grainger, Inc.	180,460	16,914,516

Wireless Telecommunication Services–2.06%
KDDI Corp. (Japan)	11,754	62,476,834

Total Common Stocks & Other Equity Interests (Cost $2,717,816,795)		2,974,305,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Constellation Fund

	Shares	Value

Money Market Funds–2.59%
Liquid Assets Portfolio–Institutional Class(f)	39,288,848	$39,288,848

Premier Portfolio–Institutional Class(f)	39,288,848	39,288,848

Total Money Market Funds (Cost $78,577,696)		78,577,696

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.66% (Cost $2,796,394,491)		3,052,883,197

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.50%
Liquid Assets Portfolio–Institutional Class (Cost $15,022,130)(f)(g)	15,022,130	15,022,130

TOTAL INVESTMENTS–101.16% (Cost $2,811,416,621)		3,067,905,327

OTHER ASSETS LESS LIABILITIES–(1.16)%		(35,048,329)

NET ASSETS–100.00%		$3,032,856,998

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2009.
(d)	Each unit represents one common share with paired trust share.
(e)	Non-income producing security acquired through a class action.
(f)	The money market fund and the Fund are affiliated by having the same investment advisor.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Constellation Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $2,717,816,795)*	$2,974,305,501

Investments in affiliated money market funds, at value and cost	93,599,826

Total investments, at value (Cost $2,811,416,621)	3,067,905,327

Cash	464,738

Receivables for:
Investments sold	853,259

Fund shares sold	548,702

Dividends	3,395,218

Investment for trustee deferred compensation and retirement plans	469,698

Other assets	114,282

Total assets	3,073,751,224

Liabilities:
Payables for:
Investments purchased	11,303,681

Fund shares reacquired	9,921,906

Collateral upon return of securities loaned	15,022,130

Accrued fees to affiliates	2,580,155

Accrued other operating expenses	327,911

Trustee deferred compensation and retirement plans	1,738,443

Total liabilities	40,894,226

Net assets applicable to shares outstanding	$3,032,856,998

Net assets consist of:
Shares of beneficial interest	$4,330,927,275

Undistributed net investment income	8,076,112

Undistributed net realized gain (loss)	(1,562,496,366)

Unrealized appreciation	256,349,977

$3,032,856,998

Net Assets:
Class A	$2,684,240,052

Class B	$179,737,382

Class C	$101,670,545

Class R	$8,987,270

Class Y	$13,002,898

Institutional Class	$45,218,851

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	143,878,958

Class B	10,664,260

Class C	6,034,878

Class R	488,485

Class Y	694,935

Institutional Class	2,184,560

Class A:
Net asset value per share	$18.66

Maximum offering price per share (Net asset value of $18.66 divided by 94.50%)	$19.75

Class B:
Net asset value and offering price per share	$16.85

Class C:
Net asset value and offering price per share	$16.85

Class R:
Net asset value and offering price per share	$18.40

Class Y:
Net asset value and offering price per share	$18.71

Institutional Class:
Net asset value and offering price per share	$20.70

*	At October 31, 2009, securities with an aggregate value of $14,174,164 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Constellation Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $386,006)	$53,972,481

Dividends from affiliated money market funds (includes securities lending income of $72,122)	1,453,098

Interest	30,999

Total investment income	55,456,578

Expenses:
Advisory fees	18,937,233

Administrative services fees	588,434

Custodian fees	127,951

Distribution fees:
Class A	6,545,561

Class B	2,086,263

Class C	1,007,270

Class R	41,948

Transfer agent fees — A, B, C, R and Y	14,449,648

Transfer agent fees — Institutional	34,253

Trustees’ and officers’ fees and benefits	107,969

Other	931,555

Total expenses	44,858,085

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(731,192)

Net expenses	44,126,893

Net investment income	11,329,685

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(155,199))	(1,139,403,837)

Foreign currencies	(1,797,219)

(1,141,201,056)

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,240,631,940

Foreign currencies	(275,134)

1,240,356,806

Net realized and unrealized gain	99,155,750

Net increase (decrease) in net assets resulting from operations	$110,485,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Constellation Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$11,329,685	$(13,968,239)

Net realized gain (loss)	(1,141,201,056)	144,896,188

Change in net unrealized appreciation (depreciation)	1,240,356,806	(2,977,193,269)

Net increase (decrease) in net assets resulting from operations	110,485,435	(2,846,265,320)

Share transactions-net:
Class A	(366,003,872)	(783,183,615)

Class B	(101,396,228)	(280,841,384)

Class C	(16,333,710)	(44,285,362)

Class R	(408,646)	1,105,369

Class Y	6,095,856	6,556,928

Institutional Class	(8,704,465)	(20,137,169)

Net increase (decrease) in net assets resulting from share transactions	(486,751,065)	(1,120,785,233)

Net increase (decrease) in net assets	(376,265,630)	(3,967,050,553)

Net assets:
Beginning of year	3,409,122,628	7,376,173,181

End of year (includes undistributed net investment income (loss) of $8,076,112 and $(1,889,827), respectively)	$3,032,856,998	$3,409,122,628

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Constellation Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

15        AIM Constellation Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

16        AIM Constellation Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

17        AIM Constellation Fund

  Through December 31, 2012, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.695%

Next $4 billion	0.615%

Next $750 million	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $547,749.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $14,764.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $275,222 in front-end sales commissions from the sale of Class A shares and $1,268, $320,406, $4,960 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

18        AIM Constellation Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,911,802,322	$156,103,005	$—	$3,067,905,327

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $9,054,038 and securities sales of $255,854, which resulted in net realized gains (losses) of $(155,199).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $168,679.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $10,587 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

19        AIM Constellation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term gain distributions paid during the years ended October 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$9,871,797

Net unrealized appreciation — investments	256,151,431

Net unrealized appreciation (depreciation) — other investments	(138,729)

Temporary book/tax differences	(1,795,685)

Capital loss carryforward	(1,562,159,091)

Shares of beneficial interest	4,330,927,275

Total net assets	$3,032,856,998

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $1,562,159,091 of capital loss carryforward in the fiscal year ending October 31, 2010.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2010	$196,611,268

October 31, 2011	222,860,251

October 31, 2017	1,142,687,572

Total capital loss carryforward	$1,562,159,091

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $2,576,607,099 and $2,967,718,221, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$361,022,022

Aggregate unrealized (depreciation) of investment securities	(104,870,591)

Net unrealized appreciation of investment securities	$256,151,431

Cost of investments for tax purposes is $2,811,753,896.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and current year capital loss carryforward, on October 31, 2009, undistributed net investment income was decreased by $1,363,746, undistributed net realized gain (loss) was increased by $62,163,188 and shares of beneficial interest decreased by $60,799,442. This reclassification had no effect on the net assets of the Fund.

20        AIM Constellation Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	5,007,366	$84,243,733	5,769,408	$145,527,680

Class B	1,125,333	17,140,171	1,263,902	29,400,488

Class C	481,497	7,288,076	681,560	15,975,792

Class R	139,678	2,306,317	177,334	4,500,006

Class Y(b)	567,176	9,361,384	332,834	6,652,434

Institutional Class	486,976	9,131,705	775,039	22,050,482

Automatic conversion of Class B shares to Class A shares:
Class A	4,544,000	75,391,717	7,351,589	183,823,155

Class B	(5,004,535)	(75,391,717)	(8,049,647)	(183,823,155)

Reacquired:
Class A(b)	(31,210,781)	(525,639,322)	(45,097,498)	(1,112,534,450)

Class B	(2,843,381)	(43,144,682)	(5,405,052)	(126,418,717)

Class C	(1,550,177)	(23,621,786)	(2,565,865)	(60,261,154)

Class R	(161,419)	(2,714,963)	(139,860)	(3,394,637)

Class Y	(199,592)	(3,265,528)	(5,483)	(95,506)

Institutional Class	(963,246)	(17,836,170)	(1,495,988)	(42,187,651)

Net increase (decrease) in share activity	(29,581,105)	$(486,751,065)	(46,407,727)	$(1,120,785,233)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	331,988	$6,636,438

Class A	(331,988)	(6,636,438)

21        AIM Constellation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
				Net gains							to average		to average net		Ratio of net
	Net asset	Net		(losses) on							net assets		assets without		investment
	value,	investment		securities (both		Total from	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)		operations	of period	Return(a)		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/09	$17.79	$0.08	(c)	$0.79	(d)	$0.87	$18.66	4.89	%(d)	$2,684,240	1.42	%e)	1.44	%(e)	0.44	%(e)	90%
Year ended 10/31/08	31.12	(0.04	)(c)	(13.29)		(13.33)	17.79	(42.83)		2,945,536	1.25		1.27		(0.16)		96
Year ended 10/31/07	25.56	(0.07	)(c)	5.63		5.56	31.12	21.75		6,145,755	1.17		1.20		(0.25)		68
Year ended 10/31/06	23.63	(0.06	)(c)	1.99		1.93	25.56	8.17		6,374,641	1.21		1.24		(0.24)		123
Year ended 10/31/05	21.27	(0.02	)(f)	2.38		2.36	23.63	11.10		4,461,224	1.29		1.31		(0.06	)(f)	59

Class B
Year ended 10/31/09	16.20	(0.05	)(c)	0.70	(d)	0.65	16.85	4.01	(d)	179,737	2.17	(e)	2.19	(e)	(0.31	)(e)	90
Year ended 10/31/08	28.54	(0.21	)(c)	(12.13)		(12.34)	16.20	(43.24)		281,592	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.62	(0.25	)(c)	5.17		4.92	28.54	20.83		844,018	1.92		1.95		(1.00)		68
Year ended 10/31/06	22.00	(0.23	)(c)	1.85		1.62	23.62	7.36		1,008,799	1.96		1.99		(0.99)		123
Year ended 10/31/05	19.95	(0.19	)(f)	2.24		2.05	22.00	10.28		531,341	2.01		2.03		(0.78	)(f)	59

Class C
Year ended 10/31/09	16.19	(0.05	)(c)	0.71	(d)	0.66	16.85	4.08	(d)	101,671	2.17	(e)	2.19	(e)	(0.31	)(e)	90
Year ended 10/31/08	28.52	(0.21	)(c)	(12.12)		(12.33)	16.19	(43.23)		115,004	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.61	(0.25	)(c)	5.16		4.91	28.52	20.80		256,377	1.92		1.95		(1.00)		68
Year ended 10/31/06	21.99	(0.23	)(c)	1.85		1.62	23.61	7.37		274,187	1.96		1.99		(0.99)		123
Year ended 10/31/05	19.94	(0.19	)(f)	2.24		2.05	21.99	10.28		132,056	2.01		2.03		(0.78	)(f)	59

Class R
Year ended 10/31/09	17.59	0.03	(c)	0.78	(d)	0.81	18.40	4.60	(d)	8,987	1.67	(e)	1.69	(e)	0.19	(e)	90
Year ended 10/31/08	30.84	(0.10	)(c)	(13.15)		(13.25)	17.59	(42.96)		8,976	1.50		1.52		(0.41)		96
Year ended 10/31/07	25.41	(0.14	)(c)	5.57		5.43	30.84	21.37		14,580	1.42		1.45		(0.50)		68
Year ended 10/31/06	23.54	(0.12	)(c)	1.99		1.87	25.41	7.94		12,982	1.46		1.49		(0.49)		123
Year ended 10/31/05	21.24	(0.06	)(f)	2.36		2.30	23.54	10.83		7,467	1.51		1.53		(0.28	)(f)	59

Class Y
Year ended 10/31/09	17.80	0.12	(c)	0.79	(d)	0.91	18.71	5.11	(d)	13,003	1.17	(e)	1.19	(e)	0.69	(e)	90
Year ended 10/31/08(g)	19.99	0.00	(c)	(2.19)		(2.19)	17.80	(10.96)		5,827	1.05	(h)	1.07	(h)	0.04	(h)	96

Institutional Class
Year ended 10/31/09	19.61	0.21	(c)	0.88	(d)	1.09	20.70	5.56	(d)	45,219	0.75	(e)	0.77	(e)	1.11	(e)	90
Year ended 10/31/08	34.14	0.09	(c)	(14.62)		(14.53)	19.61	(42.56)		52,187	0.78		0.80		0.31		96
Year ended 10/31/07	27.92	0.06	(c)	6.16		6.22	34.14	22.28		115,443	0.71		0.74		0.21		68
Year ended 10/31/06	25.69	0.06	(c)	2.17		2.23	27.92	8.68		104,416	0.75		0.78		0.22		123
Year ended 10/31/05	23.01	0.10	(f)	2.58		2.68	25.69	11.65		192,498	0.76		0.78		0.47	(f)	59

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains on securities (both realized and unrealized) per share would have been $0.61, $0.52, $0.53, $0.60, $0.61 and $0.70 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,618,224, $208,626, $100,727, $8,390, $8,799 and $43,191 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and(0.36)%; $(0.26) and (1.08)%; $(0.26) and (1.08)%; $(0.13) and (0.58)% and $0.03 and 0.17% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.
(g)	Commencement date of October 3, 2008.
(h)	Annualized.

22        AIM Constellation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Constellation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Constellation Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

23        AIM Constellation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,151.20	$7.32	$1,018.40	$6.87	1.35%

B	1,000.00	1,147.00	11.36	1,014.62	10.66	2.10

C	1,000.00	1,147.80	11.37	1,014.62	10.66	2.10

R	1,000.00	1,150.70	8.67	1,017.14	8.13	1.60

Y	1,000.00	1,152.80	5.97	1,019.66	5.60	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        AIM Constellation Fund

Supplement to Annual Report dated 10/31/09
AIM Constellation Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (4/8/92)	5.97%

10 Years	-2.54

5 Years	-2.09

1 Year	5.50

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (4/8/92)	6.14%

10 Years	-1.61

5 Years	-1.16

1 Year	-10.71

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.79%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.81%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less contractual advisory fee waivers by the advisor in effect through at least December 31, 2012. See current prospectus for more information.

Nasdaq Symbol	CSITX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       CST-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,155.80	$3.86	$1,021.63	$3.62	0.71%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Constellation Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Constellation Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This SubCommittee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information pro-
vided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services

continued
25                   AIM Constellation Fund

provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting
Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser against the Lipper Multi-Cap Growth Funds Index and the Lipper Large-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of both Indexes for the one, three and five year periods. The Board noted that Invesco Aim made changes to the Fund’s portfolio management team in 2008, which need more time to be evaluated before a conclusion can be reached that the changes have adequately addressed the Fund’s underperformance. Due to the Fund’s underperformance, the Board also concluded that it would be appropriate for the Board to monitor more closely the performance of the Fund and requested additional information from management. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an
Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Aim and four mutual funds sub-advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was: (i) below the effective fee rate for one mutual fund and above the rate for the other mutual fund advised by Invesco Aim; and (ii) above the sub-adviser effective fee rates for the domestic mutual funds sub-advised by an Invesco Aim affiliate.
     The Board noted that Invesco Aim has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes breakpoints based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2012. The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim

continued
26                   AIM Constellation Fund

pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information and the fee waiver discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoint. The Board also noted that Invesco Aim’s contractual advisory fee waiver discussed above includes breakpoints based on net asset levels. Based on this information, the Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the
Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through
“soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27                   AIM Constellation Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco
Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	CST-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Disciplined Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
7	Supplemental Information
8	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
17	Financial Highlights
18	Auditor’s Report
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Agreements
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Disciplined Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Disciplined Equity Fund

Management’s Discussion of Fund Performance

Performance summary
AIM Disciplined Equity Fund outperformed its benchmark, the S&P 500 Index, for the 11 month period ended October 31, 2009. The Fund’s outperformance was broad-based with eight sectors contributing positively to performance. Outperformance was largely due to strong stock selection and the managers’ approach to both actively managing downside risk prior to March 2009 and positioning the portfolio to participate in the broad market’s rebound from its March low.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 11/30/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class Y Shares	21.80%

S&P 500 Index▼ (Broad Market Index)	18.29

▼	Lipper Inc.

How we invest
Our investment process stems from our belief that established companies with low capital intensity and strong balance sheets, growing at reasonable rates, will have a better ability to generate cash flow throughout a market cycle. Furthermore, we believe that the ability of a company to consistently generate and effectively employ cash flow is often overlooked by investors. Our goal is to identify these quality companies and invest in them when their cash flow attributes are underappreciated.
     Our fundamental, bottom up process seeks to identify candidates operating in attractive industries, with strong competitive positions and attractive returns on invested capital, as well as managements with a track record of generating and effectively deploying cash flow. We seek opportunities to invest in these companies when cash flow valuations allow for double-digit appreciation potential. This process results in what we believe to be a diversified portfolio of high quality, high conviction stocks. We will typically own 50 to 60 stocks with broad sector representation.
     Risk management is an essential part of the process. In addition to strategy level quantitative analysis and attribution and risk decomposition, we employ a sell discipline. We will likely sell a position when the company’s long-term positioning is compromised or its ability to generate cash flow is impaired, or when a stock becomes overvalued based on cash flow valuation metrics. We will also use our sell discipline to manage risk, carefully assessing and constantly challenging our comfort level with the portfolio’s positioning.

Market conditions and your Fund
The fiscal year was characterized by two dramatically different market environments. In the fourth quarter of 2008 and early 2009, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market and a deteriorating outlook for corporate earnings led to a global recession. However, as the U.S. economy began to show signs that the economic contraction was moderating, equity markets abruptly reversed direction following the low on March 9, 2009.
     In the months following, corporate profits improved largely due to cost-cutting measures. Though top line revenue growth was noticeably absent, financial markets welcomed any improvement, rallying strongly through most of the remaining months and virtually erasing the steep losses sustained earlier in the fiscal year. During this rally, market gains were generally concentrated in lower-quality, higher-risk stocks. A number of the most distressed companies rebounded sharply from their extreme lows set in early March.
     Indexes measuring the performance of large-, mid- and small-cap stocks all generally had positive returns for the period.1 With regard to investment style, growth stocks generally outperformed value stocks.1 The sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary. Conversely, the sectors with the lowest returns included less economically sensitive sectors such as energy and utilities, as well as telecommunications services.1
     The Fund benefited the most from an underweight position and stock selection in the financials sector. This was highlighted by the significant outperformance of JP Morgan and Ventas, a healthcare REIT, which significantly outperformed the REIT industry. Other strong perform-

Portfolio Composition
By sector

Information Technology	18.2%

Health Care	14.2

Consumer Staples	13.9

Financials	11.1

Consumer Discretionary	10.3

Utilities	8.8

Industrials	8.1

Energy	5.2

Materials	4.4

Telecommunication Services	2.8

Money Market Funds
Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*

1.	CVS Caremark Corp.	3.5%

2.	PepsiCo, Inc.	3.0

3.	Pfizer Inc.	2.9

4.	General Electric Co.	2.8

5.	Automatic Data Processing, Inc.	2.5

6.	Heinz (H.J.) Co.	2.5

7.	Procter & Gamble Co. (The)	2.5

8.	Bank of New York Mellon Corp.	2.5

9.	Walgreen Co.	2.4

10.	Express Scripts, Inc.	2.3

Total Net Assets	$167.0 million

Total Number of Holdings*	57
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Disciplined Equity Fund

ers within financials were MSCI and CME Group, both higher-growth companies with strong franchises that were sold indiscriminately by investors in the financial crisis, providing us with an opportunity to buy at bargain prices.
     The energy and utilities sectors were also significant contributors to performance. Both of these sectors underperformed the overall market, yet we were able to add considerable value through our underweight position in energy and our stock picking in both sectors. We had no exposure to the integrated oil industry which our work indicated was close to full valuation. On the other hand, we found value in stocks in other industries in the energy and utilities sectors with less sensitivity to commodity prices, such as coal producer Peabody Energy. Other examples were Williams Companies in the oil and gas storage and transport industry, and a number of gas utilities companies, including Oneok, Questar and EQT Corp.
     Other strong performers from various sectors included Praxair and Nalco in the materials sector; Walgreen and Darden in the consumer discretionary and consumer staples sectors; and Express Scripts and Stryker in health care. All of these holdings significantly outperformed the overall market, and in our opinion, all of these companies had strong cash generation, a history of utilizing excess cash flow effectively, and were selling at very attractive cash flow valuations.
     The IT sector was the largest detractor from relative Fund performance even though our holdings in this sector returned almost 33%. In general the underperformance can be attributed to our focus on companies with less volatile recurring revenue streams, which tended to underperform the more leveraged technology companies. Additionally, we did not own Apple Inc., which returned more than 100% for the period. This negatively affected our relative results; however, the company did not fit our valuation parameters.
     It was certainly a challenging period as the financial crisis continued to wreak havoc in the markets through March 2009. Managing through such a tumultuous time required an intense focus on two criteria that reflect our strategy: striving to minimize disaster risk and taking advantage of mispriced opportunities. To minimize disaster risk, we avoided companies with high financial leverage because of the potential for damage to the stock’s valuation from a drop in the overall value of the company. In addition, companies that faced refinancing risks were excluded because of our focus on attractive cash flow – a characteristic hard to maintain with higher interest payments or, in extreme cases, a question of solvency.
     Throughout the economic downturn and market volatility, we found attractive opportunities in 80% of the sectors we evaluated. These opportunities included extremely high quality market leaders with great business models that had always been too expensive based on our strict valuation criteria. This put us in a unique position to upgrade the quality of the portfolio throughout the downturn to an even higher level than it had been. At a time when many investors were giving up on even these companies, we were adding them to our portfolio with confidence that, in our opinion, they could recoup their historical valuation premiums over the next several years.
     In our view, our focus on sustainable cash flow growth and attractive valuation is a vital component of our competitive advantage. The world and the capital markets have come a long way from where they were in early 2009, perhaps tempting some managers to reach for relative performance by stretching the boundaries of their investment criteria. However, while momentum-driven strategies may briefly take center stage, we believe that our disciplined strategy could provide growth potential with lower volatility over the long run.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul McPheeters
Chartered Financial Analyst, portfolio manager, is manager of AIM Disciplined Equity Fund. Mr. McPheeters has been associated with the advisor and/or its affiliates since 1997. He has been responsible for the Fund since its inception on September 21, 2009, and was instrumental in the creation of the strategy of the Fund’s predecessor at its inception. Mr. McPheeters earned a B.S. in chemical engineering from the Colorado School of Mines.
Doug Rogers
Chartered Financial Analyst, portfolio manager, is manager of AIM Disciplined Equity Fund. Mr. Rogers has been associated with the advisor and/or its affiliates since 1998. He has been responsible for the Fund since its inception on September 21, 2009, as well as the Fund’s predecessor from its inception. Mr. Rogers earned a B.S. in finance from Lehigh University and is a member of the Boston Security Analysts Society.

5	AIM Disciplined Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/05, Fund data from 12/1/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions and Fund expenses including management fees.
Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	–0.86%

1 Year	12.73
Effective September 21, 2009, the Institutional Class shares of the Atlantic Whitehall Equity Income Fund were reorganized into Class Y shares of AIM Disciplined Equity Fund. Returns prior to that date are blended returns for the predecessor fund and Class Y shares of AIM Disciplined Equity Fund. Returns since that date are those of Class Y shares of AIM Disciplined Equity Fund. Class Y share returns will

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	–0.52%

1 Year	–4.42
differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class Y shares was 0.91%. The expense ratio presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6	AIM Disciplined Equity Fund

AIM Disciplined Equity Fund’s investment objectives are long-term capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.
■	The prices of securities held by the Fund may decline in response to market risks.
■	The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class Y Shares	AWEIX

7	AIM Disciplined Equity Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.02%
Aerospace & Defense–3.41%
General Dynamics Corp.	37,076	$2,324,665

United Technologies Corp.	54,696	3,361,069

		5,685,734

Apparel, Accessories & Luxury Goods–1.45%
VF Corp.	34,106	2,422,890

Asset Management & Custody Banks–2.47%
Bank of New York Mellon Corp.	154,594	4,121,476

Automotive Retail–1.33%
Advance Auto Parts, Inc.	59,457	2,215,368

Cable & Satellite–2.51%
Comcast Corp.–Class A	155,846	2,259,767

Liberty Global, Inc.–Class A(b)	94,334	1,936,677

		4,196,444

Coal & Consumable Fuels–0.99%
Peabody Energy Corp.	41,680	1,650,111

Communications Equipment–2.22%
Cisco Systems, Inc.(b)	161,985	3,701,357

Computer Hardware–3.93%
Hewlett-Packard Co.	79,866	3,790,441

International Business Machines Corp.	22,953	2,768,361

		6,558,802

Data Processing & Outsourced Services–7.90%
Automatic Data Processing, Inc.	105,875	4,213,825

Fidelity National Information Services, Inc.	118,798	2,585,045

Fiserv, Inc.(b)	58,277	2,673,166

Western Union Co.	204,765	3,720,580

		13,192,616

Diversified Banks–1.36%
Wells Fargo & Co.	82,285	2,264,483

Drug Retail–5.93%
CVS Caremark Corp.	166,185	5,866,331

Walgreen Co.	106,475	4,027,949

		9,894,280

Electric Utilities–3.37%
Exelon Corp.	66,398	3,118,050

FPL Group, Inc.	51,150	2,511,465

		5,629,515

	Shares
Footwear–1.27%
NIKE, Inc.–Class B	34,158	2,123,944

Gas Utilities–4.19%
EQT Corp.	68,048	2,848,489

ONEOK, Inc.	45,680	1,654,073

Questar Corp.	62,510	2,490,399

		6,992,961

General Merchandise Stores–1.93%
Target Corp.	66,605	3,225,680

Health Care Equipment–1.41%
Stryker Corp.	51,300	2,359,800

Health Care Services–3.44%
Express Scripts, Inc.(b)	48,527	3,878,278

Laboratory Corp. of America Holdings(b)	26,957	1,857,068

		5,735,346

Home Improvement Retail–0.87%
Lowe’s Cos., Inc.	74,072	1,449,589

Household Products–2.50%
Procter & Gamble Co. (The)	71,825	4,165,850

Industrial Conglomerates–2.75%
General Electric Co.	322,451	4,598,151

Industrial Gases–2.30%
Praxair, Inc.	48,385	3,843,704

Industrial Machinery–0.96%
Danaher Corp.	23,450	1,599,994

Integrated Telecommunication Services–2.77%
AT&T Inc.	102,044	2,619,470

Verizon Communications Inc.	67,882	2,008,628

		4,628,098

IT Consulting & Other Services–1.28%
Accenture PLC–Class A (Ireland)	57,472	2,131,062

Managed Health Care–2.94%
Aetna Inc.	104,430	2,718,313

UnitedHealth Group Inc.	84,490	2,192,515

		4,910,828

Multi-Utilities–1.24%
PG&E Corp.	50,476	2,063,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM Disciplined Equity Fund

	Shares	Value

Oil & Gas Exploration & Production–2.97%
Devon Energy Corp.	38,838	$2,513,207

XTO Energy, Inc.	58,878	2,446,970

		4,960,177

Oil & Gas Storage & Transportation–1.30%
Williams Cos., Inc. (The)	114,919	2,166,223

Other Diversified Financial Services–3.66%
Bank of America Corp.	181,482	2,646,007

JPMorgan Chase & Co.	82,944	3,464,571

		6,110,578

Packaged Foods & Meats–2.52%
Heinz (H.J.) Co.	104,360	4,199,446

Pharmaceuticals–6.41%
Abbott Laboratories	59,816	3,024,895

Pfizer Inc.	284,242	4,840,641

Schering-Plough Corp.	100,430	2,832,126

		10,697,662

Railroads–1.02%
Norfolk Southern Corp.	36,406	1,697,248

Restaurants–0.90%
Darden Restaurants, Inc.	49,750	1,507,923

Soft Drinks–3.00%
PepsiCo, Inc.	82,775	5,012,026

Specialized Finance–2.55%
CME Group Inc.	6,426	1,944,572

MSCI Inc.–Class A(b)	76,160	2,315,264

		4,259,836

Specialized REIT’s–1.03%
Ventas, Inc.	42,728	1,714,675

Specialty Chemicals–2.10%
Nalco Holding Co.	165,476	3,499,817

Systems Software–2.84%
Check Point Software Technologies Ltd. (Israel)(b)	29,255	908,953

Oracle Corp.	181,669	3,833,216

		4,742,169

Total Common Stocks & Other Equity Interests (Cost $151,645,468)		161,929,827

Money Market Funds–2.84%
Liquid Assets Portfolio–Institutional Class(c)	2,366,636	2,366,636

Premier Portfolio–Institutional Class(c)	2,366,636	2,366,636

Total Money Market Funds (Cost $4,733,272)		4,733,272

TOTAL INVESTMENTS–99.86% (Cost $156,378,740)		166,663,099

OTHER ASSETS LESS LIABILITIES–0.14%		235,159

NET ASSETS–100.00%		$166,898,258

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $151,645,468)	$161,929,827

Investments in affiliated money market funds, at value and cost	4,733,272

Total investments, at value (Cost $156,378,740)	166,663,099

Receivables for:
Fund shares sold	345,640

Dividends	267,282

Total assets	167,276,021

Liabilities:
Payables for:
Fund shares reacquired	191,000

Accrued fees to affiliates	32,767

Accrued other operating expenses	153,737

Trustee deferred compensation and retirement plans	259

Total liabilities	377,763

Net assets applicable to shares outstanding	$166,898,258

Net assets consist of:
Shares of beneficial interest	$174,464,563

Undistributed net investment income	1,363,054

Undistributed net realized gain (loss)	(19,213,718)

Unrealized appreciation	10,284,359

$166,898,258

Net Assets:
Class Y	$166,898,258

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class Y	19,696,922

Class Y:
Net asset value and offering price per share	$8.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Disciplined Equity Fund

Statement of Operations

For the period December 1, 2008 to October 31, 2009 and the year ended November 30, 2008

	Eleven months ended
	October 31,	November 30,
	2009	2008

Investment income:
Dividends	$3,019,950	$4,907,551

Interest	19,320	—

Dividends from affiliated money market funds	760	—

Total investment income	3,040,030	4,907,551

Expenses:
Advisory fees	1,107,219	2,103,183

Administrative services fees	154,836	120,153

Custodian fees	26,492	15,594

Transfer agent fees	124,329	42,545

Trustees’ and officers’ fees and benefits	56,557	53,474

Registration and filing fees	6,464	20,074

Professional services fees	237,866	164,986

Reports to shareholders	27,394	25,736

Other	34,024	16,552

Total expenses	1,775,181	2,562,297

Less: Fees waived	(285,470)	—

Net expenses	1,489,711	2,562,297

Net investment income	1,550,319	2,345,254

Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(12,619,705)	(4,622,876)

Change in net unrealized appreciation (depreciation) of investment securities	41,687,349	(89,608,123)

Net realized and unrealized gain (loss)	29,067,644	(94,230,999)

Net increase (decrease) in net assets resulting from operations	$30,617,963	$(91,885,745)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Disciplined Equity Fund

Statement of Changes in Net Assets

For the period December 1, 2008 to October 31, 2009, and the years ended November 30, 2008 and 2007, respectively.

	Eleven months ended
	October 31,	November 30,	November 30,
	2009	2008	2007

Operations:
Net investment income	$1,550,319	$2,345,254	$3,022,997

Net realized gain (loss)	(12,619,705)	(4,622,876)	24,025,945

Change in net unrealized appreciation (depreciation)	41,687,349	(89,608,123)	54,005,504

Net increase (decrease) in net assets resulting from operations	30,617,963	(91,885,745)	81,054,446

Distributions to shareholders from net investment income—Class Y	(2,129,446)	(3,214,010)*	(383,416	)*

Distributions to shareholders from net realized gains—Class Y	—	(25,450,721)*	—	*

Share transactions-net:
Class Y	(32,789,965)	6,904,350 *	154,974,214	*

Net increase (decrease) in net assets resulting from share transactions	(32,789,965)	6,904,350	154,974,214

Net increase (decrease) in net assets	(4,301,448)	(113,646,126)	235,645,244

Net assets:
Beginning of period	171,199,706	284,845,832	49,200,588

End of period (including undistributed net investment income of $1,363,054, $1,865,752 and $2,734,447, respectively)	$166,898,258	$171,199,706	$284,845,832

*	Formerly known as Atlantic Whitehall Equity Income Fund—Institutional Class.

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Disciplined Equity Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Acquired Fund”), an investment portfolio of Atlantic Whitehall Funds Trust. The Acquired Fund was reorganized on September 21, 2009 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund Institutional Class received Class Y shares of the Fund. Information for the Acquired Fund-Institutional Class prior to the Reorganization is included with Class Y shares of the Fund throughout this report. Effective October 31, 2009, the fiscal year of the fund changed to October 31.
  The Fund’s investment objectives are long-term capital appreciation and current income.
  The Fund currently consists of one class of shares, Class Y, which is sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

12        AIM Disciplined Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

13        AIM Disciplined Equity Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Stein Roe Investment Counsel, Inc. based on the annual rate of 0.85% of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective on the Reorganization date, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Prior to the Reorganization, the Advisor had contractually agreed to waive its advisory fee and/or reimburse expenses as follows:

Waiver Period	Fee Waiver

12/01/08 to 03/31/09	1.10%

04/01/09 to 09/21/09	1.15%

  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period December 1, 2008 to October 31, 2009, the Advisor waived advisory fees of $285,470. For the year ended November 30, 2008, the Advisor did not waived advisory fees under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund had entered into a master administrative services agreement with PNC Global Investment Servicing (“PNC”) and agreed to pay PNC for such administrative costs on a tiered schedule. For the period December 1, 2008 to October 31, 2009 and the year ended November 30, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking

14        AIM Disciplined Equity Fund

services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, PNC served as Transfer Agent for the Acquired Fund. For the period December 1, 2008 to October 31, 2009 and for the year ended November 30, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class Y shares of the Fund. The Fund is not charged any fees pursuant with the distribution agreement with IADI. Prior to the Reorganization, PFPC Distributors, Inc. served as the Distributor for the Acquired Fund.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$166,663,099	$—	$—	$166,663,099

NOTE 4—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid for the Period December 1, 2008 to October 31, 2009 and for the Years Ended November 30, 2008 and 2007.

	2009	2008	2007

Ordinary income	$2,129,446	$3,467,240	$383,416

Long-term capital gain	—	25,197,473	—

Total distributions	$2,129,446	$28,664,713	$383,416

Tax Components of Net Assets at Period-End:

	2009	2008

Undistributed ordinary income	$1,363,313	$1,865,752

Net unrealized appreciation — investments	6,691,802	(31,563,156)

Temporary book/tax differences	(259)	—

Capital loss carryforward	(15,621,161)	(6,357,763)

Shares of beneficial interest	174,464,563	207,254,873

Total net assets	$166,898,258	$171,199,706

15        AIM Disciplined Equity Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$4,373,461

October 31, 2017	11,247,700

Total capital loss carryforward	$15,621,161

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 6—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from the period December 1, 2008 to October 31, 2009 was $63,157,678 and $98,794,642, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	Eleven months ended	Year Ended
	October 31, 2009	November 30, 2008
Aggregate unrealized appreciation of investment securities	$18,268,364	$9,661,888

Aggregate unrealized (depreciation) of investment securities	(11,576,562)	(41,225,044)

Net unrealized appreciation (depreciation) of investment securities	$6,691,802	$(31,563,156)

Cost of investments for tax purposes	$159,971,297	$203,157,023

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investments trusts and excise taxes, on October 31, 2009, undistributed net investment income was increased by $76,429, undistributed net realized gain (loss) was decreased by $76,084 and shares of beneficial interest decreased by $345. This reclassification had no effect on the net assets of the Fund.

NOTE 8—Share Information

	Summary of Share Activity

	For the period
	December 1, 2008 to
	October 31, 2009(a)(b)		Year ended November 30, 2008(c)
	Shares	Amount	Shares	Amount

Sold:
Class Y	8,584,303	$60,620,456	3,519,049	$34,201,293

Issued as reinvestment of dividends:
Class Y	108,545	744,616	2,412,329	25,980,788

Reacquired:
Class Y	(13,170,384)	(94,155,037)	(5,707,107)	(53,277,731)

Net increase (decrease) in share activity	(4,477,536)	$(32,789,965)	224,271	$6,904,350

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 98% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Upon Reorganization, holders of the Acquired Fund—Institutional Class received Class Y shares of the Fund.
(c)	Formerly known as Atlantic Whitehall Equity Income Fund—Institutional Class.

16        AIM Disciplined Equity Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income	unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class Y*
Eleven Months ended 10/31/09	$7.08	$0.08 (c)	$1.43	$1.51	$(0.12)	$—	$(0.12)	$8.47	21.80%	$166,898	1.12	%(d)	1.33	%(d)	1.16	%(d)	48%
Year ended 11/30/08	11.89	0.10	(3.71)	(3.61)	(0.13)	(1.07)	(1.20)	7.08	(33.81)	171,200	1.04		1.04		0.95		45
Year ended 11/30/07	11.00	0.11	0.80	0.91	(0.02)	—	(0.02)	11.89	8.14	284,846	1.01		1.05		1.08		95
Year ended 11/31/06(e)	10.00	0.08	0.99	1.07	(0.07)	—	(0.07)	11.00	10.87	49,201	1.10	(f)	1.64	(f)	1.32	(f)	43

*	Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund. On such date, holders of Institutional Class received Class Y shares of the Fund.
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets of $145,918.
(e)	Commencement date of December 1, 2005.
(f)	Annualized.

17        AIM Disciplined Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Disciplined Equity Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period December 1, 2008 through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, statement of changes in net assets and the financial highlights for each of the periods ended on or before November 30, 2008 were audited by another independent registered public accounting firm whose report dated January 23, 2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 18, 2009
Houston, Texas

18        AIM Disciplined Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Y	1,000.00	$1,179.70	$6.10	$1,019.61	$5.65	1.11%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19        AIM Disciplined Equity Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve the AIM Disciplined Equity Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During meetings held on June 16-17, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved an amendment to the Fund’s investment advisory agreement and an amendment to the sub-advisory contracts to add the Fund. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In determining to approve the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The discussion serves as a summary of the discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors.
Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement and Sub-Advisory Contracts
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services to be provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Aim who will provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s global trading operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Aim are appropriate.
     In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the AIM Funds, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board did not consider the performance of the Fund because the Fund is new and has no performance history.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered the contractual advisory fee rate and the proposed expense limitations that will be in place for the fund through June 30, 2010. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Aim pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for

20	AIM Disciplined Equity Fund	continued

breakpoints, but that the Fund is being newly launched and has not reached a size for the breakpoints to have any effect. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board considered the overall profitability of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services to other AIM Funds and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arranges are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

21	AIM Disciplined Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        AIM Disciplined Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Go Paperless with eDelivery Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the – efficient. Stop waiting for regular mail. Your documents number of trees used to produce paper. will be sent via email as soon as they’re available. – economical. Help reduce your fund’s printing and delivery – easy. Download, save and print files using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. This service is provided by Invesco Aim Investment Services, Inc.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of
Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	DEQ-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Diversified Dividend Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds. As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates.
I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Diversified Dividend Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
  Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
      The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Diversified Dividend Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Diversified Dividend Fund, at net asset value, slightly underperformed the Fund’s style-specific benchmark, the Russell 1000 Index. This was due largely to the Fund’s underweight in information technology (IT) and an overweight in utilities relative to the index. Much of the Fund’s relative underperformance occurred in early 2009, as some of the Fund’s financials holdings were negatively affected by the financial crisis; however, many of these same stocks rallied strongly following the March low. Relative to the index, the Fund benefited from exposure to the consumer discretionary, consumer staples and industrials sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.42%

Class B Shares	9.58

Class C Shares	9.59

Class R Shares	10.14

Class Y Shares	10.79

Investor Class Shares	10.63

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Index▼ (Style-Specific Index)	11.20

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	11.46

▼Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund can serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation, and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We

Portfolio Composition
By sector
Financials	16.9%

Consumer Staples	16.2

Consumer Discretionary	15.6

Industrials	11.5

Health Care	9.5

Information Technology	8.3

Utilities	7.3

Materials	5.2

Energy	4.0

Telecommunication Services	0.5
Money Market Funds
Plus Other Assets Less Liabilities	5.0
manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process may provide the best combination of dividend

Top 10 Equity Holdings*

1. Kimberly-Clark Corp.	3.1%

2. Capital One Financial Corp.	3.0

3. Johnson Controls, Inc.	2.9

4. Pentair, Inc.	2.6

5. Marsh & McLennan Cos., Inc.	2.6

6. Automatic Data Processing, Inc.	2.6

7. Illinois Tool Works Inc.	2.3

8. SunTrust Banks, Inc.	2.2

9. Fifth Third Bancorp	2.2

10. Kraft Foods Inc.-Class A	2.2

Total Net Assets	$1.3 billion

Total Number of Holdings*	75

income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity exists.

Market conditions and your Fund
The fiscal year was characterized by two dramatically different market environments. In the fourth quarter of 2008 and early 2009, equity markets experienced steep declines as credit markets froze and risk premiums rose dramatically in response to the global economic recession. As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from the March lows.
     We manage the Fund with a long-term, full market cycle perspective. As the valuation opportunity became quite significant, our view of normalized earnings power, as well as tangible evidence of improving credit fundamentals, led us to broadly increase exposure to attractively valued companies that were leveraged to the early stages of an economic recovery. Early in the period, we added new holdings and increased our overweight position in consumer discretionary companies such as Nordstrom, and in industrial companies Caterpillar and Eaton. The Fund benefited from these moves as they were among the best performers in the period.
     Our consumer discretionary holdings including Johnson Controls, International Game Technology and Nordstrom were among the top contributors during the fiscal year. The threat of bankruptcy from GM and Chrysler (not Fund holdings) negatively affected Johnson Controls early in the year, as approximately 54% of company profits are tied to its auto business. This allowed us to add to our position, and the company rebounded sharply during the summer as investors shifted their focus from the cyclical earnings low to an eventual recovery.
     Weakness in International Game Technology due to steep declines in discretionary travel and casino traffic offered us an opportunity to increase our

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Diversified Dividend Fund

position, as we believed the replacement cycle for gaming technology was nearing a low. While demand remained weak throughout the period, a focus on cost cutting and balance sheet repair allowed the company to weather the downturn, and its shares performed well in the second half of the year.
     We purchased Nordstrom in late 2008 when weak macroeconomic conditions had depressed the earnings multiple on the stock to unprecedented lows. Since then, company management significantly reduced non-customer-related costs and exhibited tight expense control. These actions helped improve Nordstrom’s operating margins and earnings later in the year, and its share price reacted favorably as a result.
     We continued to maintain an overweight in the consumer staples sector versus the index, specifically in companies where we saw opportunities for margin improvement. The sector was a large driver of results, and Walgreen was one of our top contributors during the fiscal year. Despite the difficult economic environment, Walgreen shares advanced as the company focused on limiting square-footage growth and increasing cost-saving efforts, while simultaneously delivering positive same-store sales and growth in prescriptions in its pharmacies.
     Despite an underweight versus the benchmark, the Fund’s holdings in the IT sector positively contributed to returns. Based on improving fundamentals and expectations, the sector’s outperformance during the last 12 months drove valuations higher. True to our process and sell discipline, we selectively trimmed our exposure to IT toward the end of the fiscal year as we believed the market had already discounted much of the cyclical recovery.
     The Fund’s detractors were largely concentrated in financials, which, despite the strong rally beginning in March, was the worst performing sector in the Russell 1000 Index for the period. This sector’s performance was not surprising considering the extreme dislocation created by the financial crisis. During this difficult period, our approach remained consistent with our overall process: we focused on companies that we felt had the financial strength and capital base to weather the economic crisis. We avoided the banks that we felt lacked transparency around their off-balance sheet financing, as well as many brokerage firms due to their near historic high leverage. We weathered much of the financial crisis and avoided the stocks of many companies at the center of the financial crisis.
     The largest detractor was SunTrust Bank. The company’s shares underperformed during the downturn as the market feared heightened losses in its second mortgage, home equity and construction loan portfolios, particularly given its footprint in the hard-hit real estate markets in the Southeast. To meet requirements resulting from the U.S. government stress test, the company cut its dividend and raised capital through a common stock offering. We monitor any dividend cut very closely and believed the cut was prudent in this case and necessary to restore capital.
     Insurer Marsh & McLennan was another detractor from results. The firm had been recently plagued by a number of regulatory issues, which have been a consistent headwind. The company experienced declining revenue growth, particularly in its cyclically sensitive consulting divisions, as a result of the economic slowdown.
     At the end of the period, our largest sector overweights relative to the index were in the consumer discretionary and consumer staples sectors. Our largest underweights were in energy and IT. During the fiscal year, we emphasized attractively valued consumer discretionary companies that were tied to the early stages of an economic recovery; however, valuations moved higher and opportunities became more scarce in the sector. We continued to maintain an overweight position in consumer staples where we observed opportunities for possible earnings margin improvement.
     The Fund’s fiscal year encompassed one of the most challenging economic periods in recent history, and while the recession has likely ended, the recovery could be uneven. On the positive side, we have improved liquidity in the markets, lean corporate infrastructures, loosening capital expenditures budgets, and a healing consumer balance sheet. A number of questions remain concerning employment, the return of commodity pricing pressures, the magnitude of a commercial real estate downturn and the eventual removal of fiscal and monetary stimulus. In our view, equity volatility will remain elevated for these reasons.
     In this environment, we believed one of our competitive advantages continues to be a disciplined approach to evaluating stocks from a total return perspective; focusing not only on their capital appreciation potential but also on their current dividend income and capital preservation. We believe this approach helps create a well-diversified Fund that may serve as a cornerstone allocation within an overall portfolio.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Diversified Dividend Fund. Ms. Walsh has been in the investment industry since 1987, and joined Invesco Aim in 1991. She earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manger of AIM Diversified Dividend Fund. Mr. Harrington joined Invesco in 2001 in its corporate associate rotation program, working with fund managers throughout Invesco before joining Invesco Aim in 2003. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.
Assisted by the Diversified Dividend Team

5	AIM Diversified Dividend Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes with Sales Charges since Inception
Fund and index data from 12/13/01
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6	AIM Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	2.69%

5 Years	1.06

1 Year	4.33

Class B Shares

Inception (12/31/01)	2.75%

5 Years	1.20

1 Year	4.58

Class C Shares

Inception (12/31/01)	2.74%

5 Years	1.53

1 Year	8.59

Class R Shares

Inception	3.24%

5 Years	2.00

1 Year	10.14

Class Y Shares

Inception	3.48%

5 Years	2.29

1 Year	10.79

Investor Class Shares

Inception	3.49%

5 Years	2.31

1 Year	10.63
Class R shares’ inception date is October 25, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is December 31, 2001.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 31, 2001.
     Investor Class shares’ inception date is July 15, 2005. Returns since that date are historical returns. All other returns are blended returns of historical

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	3.02%

5 Years	1.55

1 Year	-10.75

Class B Shares

Inception (12/31/01)	3.08%

5 Years	1.69

1 Year	-10.90

Class C Shares

Inception (12/31/01)	3.07%

5 Years	2.03
1 Year	-7.13

Class R Shares

Inception	3.58%

5 Years	2.49

1 Year	-5.75

Class Y Shares

Inception	3.82%

5 Years	2.78

1 Year	-5.20

Investor Class Shares

Inception	3.82%

5 Years	2.78

1 Year	-5.45
Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is December 31, 2001.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.01%, 1.76%,
1.76%, 1.26%, 0.76% and 0.93%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.02%, 1.77%, 1.77%, 1.27%, 0.77% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Deversified dividend Fund

AIM Diversified Dividend Fund’s investment objectives are growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund.

Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	The Fund may invest in debt securities, such as notes and bonds, which carry interest rate and credit risk.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

■	The Russell 1000® Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States.

The Russell 1000 Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	LCEAX
Class B Shares	LCEDX
Class C Shares	LCEVX
Class R Shares	DDFRX
Class Y Shares	LCEYX
Investor Class Shares	LCEIX

8	AIM Diversified Dividend Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–95.04%
Aerospace & Defense–0.95%
Raytheon Co.	273,577	$12,387,567

Apparel Retail–0.54%
TJX Cos., Inc. (The)	190,595	7,118,723

Apparel, Accessories & Luxury Goods–0.65%
VF Corp.	119,077	8,459,230

Asset Management & Custody Banks–3.21%
Bank of New York Mellon Corp.	20,635	550,129

Blackstone Group L.P. (The)	604,573	8,113,370

Federated Investors, Inc.–Class B	755,395	19,829,119

State Street Corp.	320,769	13,465,882

		41,958,500

Auto Parts & Equipment–2.91%
Johnson Controls, Inc.	1,591,941	38,079,229

Brewers–1.51%
Heineken N.V. (Netherlands)	445,773	19,752,728

Building Products–1.25%
Masco Corp.	1,394,985	16,391,074

Casinos & Gaming–2.06%
International Game Technology	1,508,809	26,917,153

Computer Hardware–0.98%
Hewlett-Packard Co.	168,499	7,996,962

International Business Machines Corp.	39,949	4,818,249

		12,815,211

Construction, Farm Machinery & Heavy Trucks–1.10%
Caterpillar Inc.	260,072	14,319,564

Consumer Finance–3.03%
Capital One Financial Corp.	1,080,746	39,555,304

Data Processing & Outsourced Services–3.90%
Automatic Data Processing, Inc.	834,727	33,222,135

Western Union Co.	975,882	17,731,776

		50,953,911

Department Stores–0.87%
Nordstrom, Inc.	356,712	11,336,307

Distributors–0.09%
Genuine Parts Co.	33,543	1,173,670

Diversified Banks–0.73%
U.S. Bancorp	408,728	9,490,664

Diversified Chemicals–3.35%
E. I. du Pont de Nemours and Co.	708,159	22,533,619

PPG Industries, Inc.	376,639	21,253,739

		43,787,358

Drug Retail–2.15%
Walgreen Co.	741,328	28,044,438

Electric Utilities–4.73%
American Electric Power Co., Inc.	838,658	25,344,245

Entergy Corp.	179,800	13,794,256

Exelon Corp.	126,061	5,919,825

PPL Corp.	570,008	16,781,035

		61,839,361

Electrical Components & Equipment–1.81%
Emerson Electric Co.	627,045	23,670,949

Food Distributors–1.52%
Sysco Corp.	750,133	19,841,018

Forest Products–0.68%
Weyerhaeuser Co.	244,287	8,877,390

General Merchandise Stores–1.34%
Target Corp.	362,118	17,537,375

Health Care Equipment–2.37%
Baxter International Inc.	11,227	606,932

Medtronic, Inc.	263,796	9,417,517

Stryker Corp.	455,881	20,970,526

		30,994,975

Home Improvement Retail–0.44%
Home Depot, Inc. (The)	228,167	5,724,710

Hotels, Resorts & Cruise Lines–1.94%
Marriott International, Inc.–Class A	1,011,122	25,338,717

Household Products–3.12%
Kimberly-Clark Corp.	667,454	40,821,487

Hypermarkets & Super Centers–0.41%
Wal-Mart Stores, Inc.	107,542	5,342,687

Industrial Machinery–7.86%
Eaton Corp.	328,207	19,840,113

Illinois Tool Works Inc.	652,496	29,962,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Diversified Dividend Fund

	Shares	Value

Industrial Machinery–(continued)

Pentair, Inc.	1,175,122	$34,196,050

Snap-on Inc.	512,701	18,728,968

		102,727,747

Insurance Brokers–2.55%
Marsh & McLennan Cos., Inc.	1,418,844	33,286,080

Integrated Oil & Gas–2.73%
Eni S.p.A. (Italy)	333,901	8,276,988

Exxon Mobil Corp.	61,012	4,372,730

Occidental Petroleum Corp.	125,035	9,487,656

Total S.A. (France)	226,360	13,476,693

		35,614,067

Integrated Telecommunication Services–0.50%
AT&T Inc.	253,341	6,503,263

Life & Health Insurance–1.96%
Lincoln National Corp.	463,921	11,055,237

StanCorp Financial Group, Inc.	397,184	14,580,625

		25,635,862

Movies & Entertainment–1.48%
Time Warner Inc.	643,801	19,391,286

Multi-Utilities–2.56%
Dominion Resources, Inc.	791,680	26,988,371

Wisconsin Energy Corp.	148,466	6,483,510

		33,471,881

Oil & Gas Equipment & Services–1.23%
Baker Hughes Inc.	382,247	16,081,131

Packaged Foods & Meats–4.06%
General Mills, Inc.	363,518	23,963,107

Kraft Foods Inc.–Class A	1,033,001	28,428,187

Sara Lee Corp.	55,398	625,443

		53,016,737

Pharmaceuticals–7.12%
Abbott Laboratories	13,689	692,253

Bristol-Myers Squibb Co.	809,226	17,641,127

Eli Lilly and Co.	491,872	16,728,567

Johnson & Johnson	447,401	26,419,029

Novartis AG (Switzerland)	462,519	24,124,272

Pfizer Inc.	438,790	7,472,593

		93,077,841

Regional Banks–4.42%
Fifth Third Bancorp	3,202,020	28,626,059

SunTrust Banks, Inc.	1,526,400	29,169,504

		57,795,563

Restaurants–1.06%
Brinker International, Inc.	1,098,520	13,885,293

Semiconductors–1.98%
Linear Technology Corp.	345,274	8,935,691

Texas Instruments Inc.	721,305	16,914,602

		25,850,293

Soft Drinks–0.65%
Coca-Cola Co. (The)	159,023	8,477,516

Specialized Consumer Services–0.76%
H&R Block, Inc.	539,347	9,891,624

Specialty Chemicals–1.19%
Ecolab Inc.	352,377	15,490,493

Systems Software–1.45%
Microsoft Corp.	681,232	18,890,563

Thrifts & Mortgage Finance–1.00%
Hudson City Bancorp, Inc.	992,791	13,045,274

Tobacco–2.84%
Altria Group, Inc.	809,899	14,667,271

Philip Morris International Inc.	473,129	22,407,389

		37,074,660

Total Common Stocks & Other Equity Interests (Cost $1,274,218,165)		1,241,736,474

Money Market Funds–4.74%
Liquid Assets Portfolio–Institutional Class(b)	30,938,556	30,938,556

Premier Portfolio–Institutional Class(b)	30,938,556	30,938,556

Total Money Market Funds (Cost $61,877,112)		61,877,112

TOTAL INVESTMENTS–99.78% (Cost $1,336,095,277)		1,303,613,586

OTHER ASSETS LESS LIABILITIES–0.22%		2,895,038

NET ASSETS–100.00%		$1,306,508,624

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $1,274,218,165)	$1,241,736,474

Investments in affiliated money market funds, at value and cost	61,877,112

Total investments, at value (Cost $1,336,095,277)	1,303,613,586

Foreign currencies, at value (Cost $2,028,674)	2,012,738

Receivables for:
Investments sold	4,079,807

Fund shares sold	1,287,668

Dividends	1,745,270

Investment for trustee deferred compensation and retirement plans	238,282

Other assets	18,778

Total assets	1,312,996,129

Liabilities:
Payables for:
Investments purchased	4,102,221

Fund shares reacquired	1,136,793

Accrued fees to affiliates	688,708

Accrued other operating expenses	167,889

Trustee deferred compensation and retirement plans	391,894

Total liabilities	6,487,505

Net assets applicable to shares outstanding	$1,306,508,624

Net assets consist of:
Shares of beneficial interest	$1,426,931,481

Undistributed net investment income	1,950,323

Undistributed net realized gain (loss)	(89,904,612)

Unrealized appreciation (depreciation)	(32,468,568)

$1,306,508,624

Net Assets:
Class A	$185,273,631

Class B	$30,489,652

Class C	$36,573,289

Class R	$3,341,043

Class Y	$5,892,976

Investor Class	$986,095,988

Institutional Class	$58,842,045

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	18,194,994

Class B	3,024,580

Class C	3,631,910

Class R	327,749

Class Y	578,107

Investor Class	96,894,302

Institutional Class	5,780,988

Class A:
Net asset value per share	$10.18

Maximum offering price per share (Net asset value of $10.18 divided by 94.50%)	$10.77

Class B:
Net asset value and offering price per share	$10.08

Class C:
Net asset value and offering price per share	$10.07

Class R:
Net asset value and offering price per share	$10.19

Class Y:
Net asset value and offering price per share	$10.19

Investor Class:
Net asset value and offering price per share	$10.18

Institutional Class:
Net asset value and offering price per share	$10.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $358,173)	$37,727,065

Dividends from affiliated money market funds	532,163

Total investment income	38,259,228

Expenses:
Advisory fees	6,351,588

Administrative services fees	328,023

Custodian fees	91,385

Distribution fees:
Class A	410,472

Class B	315,784

Class C	320,956

Class R	7,843

Investor Class	1,335,670

Transfer agent fees — A, B, C, R, Y and Investor	2,653,879

Transfer agent fees — Institutional	29,814

Trustees’ and officers’ fees and benefits	56,030

Other	536,780

Total expenses	12,438,224

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(119,423)

Net expenses	12,318,801

Net investment income	25,940,427

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(57,685,547)

Foreign currencies	173,780

(57,511,767)

Change in net unrealized appreciation of:
Investment securities	149,101,588

Foreign currencies	16,304

149,117,892

Net realized and unrealized gain	91,606,125

Net increase in net assets resulting from operations	$117,546,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$25,940,427	$31,263,891

Net realized gain (loss)	(57,511,767)	(30,013,224)

Change in net unrealized appreciation (depreciation)	149,117,892	(485,840,068)

Net increase (decrease) in net assets resulting from operations	117,546,552	(484,589,401)

Distributions to shareholders from net investment income:
Class A	(3,534,789)	(3,884,240)

Class B	(467,713)	(758,571)

Class C	(459,804)	(522,650)

Class R	(26,063)	(16,190)

Class Y	(99,257)	—

Investor Class	(19,950,751)	(25,710,802)

Institutional Class	(1,275,974)	(1,150,918)

Total distributions from net investment income	(25,814,351)	(32,043,371)

Distributions to shareholders from net realized gains:
Class A	—	(15,388,268)

Class B	—	(5,419,009)

Class C	—	(3,383,918)

Class R	—	(59,147)

Investor Class	—	(95,870,433)

Institutional Class	—	(3,540,253)

Total distributions from net realized gains	—	(123,661,028)

Share transactions-net:
Class A	13,257,360	83,399

Class B	(8,053,148)	(24,060,281)

Class C	2,974,296	(4,777,489)

Class R	2,215,388	553,267

Class Y	3,031,915	2,537,202

Investor Class	(43,857,475)	(9,503,902)

Institutional Class	13,493,072	5,498,563

Net increase (decrease) in net assets resulting from share transactions	(16,938,592)	(29,669,241)

Net increase (decrease) in net assets	74,793,609	(669,963,041)

Net assets:
Beginning of year	1,231,715,015	1,901,678,056

End of year (includes undistributed net investment income of $1,950,323 and $457,278, respectively)	$1,306,508,624	$1,231,715,015

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately.

13        AIM Diversified Dividend Fund

Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objectives are growth of capital and, secondarily, current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses)

14        AIM Diversified Dividend Fund

on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Diversified Dividend Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The advisor did not waive fees or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $85,059.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,639.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

16        AIM Diversified Dividend Fund

to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $63,529 in front-end sales commissions from the sale of Class A shares and $6, $46,100 and $3,809 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (GAAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,257,735,633	$45,877,953	$—	$1,303,613,586

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $31,725.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $5,620 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$25,814,351	$34,184,765

Long-term capital gain	—	121,519,634

Total distributions	$25,814,351	$155,704,399

17        AIM Diversified Dividend Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,154,812

Net unrealized appreciation (depreciation) — investments	(32,520,593)

Net unrealized appreciation — other investments	13,123

Temporary book/tax differences	(317,598)

Capital loss carryforward	(89,752,601)

Shares of beneficial interest	1,426,931,481

Total net assets	$1,306,508,624

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership investments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$30,854,048

October 31, 2017	58,898,553

Total capital loss carryforward	$89,752,601

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $261,954,848 and $301,666,918, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$136,712,514

Aggregate unrealized (depreciation) of investment securities	(169,233,107)

Net unrealized appreciation (depreciation) of investment securities	$(32,520,593)

Cost of investments for tax purposes is $1,336,134,179.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership investments, litigation and foreign currency transactions, on October 31, 2009, undistributed net investment income was increased by $1,366,969, undistributed net realized gain (loss) was decreased by $1,357,937 and shares of beneficial interest decreased by $9,032. This reclassification had no effect on the net assets of the Fund.

18        AIM Diversified Dividend Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	7,271,476	$64,044,427	4,184,236	$46,145,670

Class B	965,019	8,479,587	745,226	8,479,829

Class C	1,386,221	12,031,154	595,439	6,705,937

Class R	273,617	2,603,637	62,448	751,581

Class Y(b)	473,914	4,206,190	235,051	2,540,521

Investor Class	4,750,539	42,992,447	4,157,238	46,165,678

Institutional Class	2,486,597	21,367,311	846,307	10,012,993

Issued as reinvestment of dividends:
Class A	378,006	3,268,569	1,462,008	18,177,046

Class B	52,590	440,578	465,825	5,766,628

Class C	48,964	412,405	291,644	3,601,665

Class R	2,906	26,063	6,059	75,328

Class Y	10,887	95,288	—	—

Investor Class	2,139,810	18,396,760	9,094,972	113,018,711

Institutional Class	120,680	1,044,369	378,697	4,691,171

Automatic conversion of Class B shares to Class A shares:
Class A	753,244	6,562,187	1,286,524	15,143,975

Class B	(757,381)	(6,562,187)	(1,298,965)	(15,143,975)

Reacquired:
Class A(b)	(6,900,178)	(60,617,823)	(6,881,504)	(79,383,292)

Class B	(1,191,190)	(10,411,126)	(1,981,453)	(23,162,763)

Class C	(1,126,808)	(9,469,263)	(1,283,084)	(15,085,091)

Class R	(44,351)	(414,312)	(24,734)	(273,642)

Class Y	(141,375)	(1,269,563)	(370)	(3,319)

Investor Class(b)	(12,282,494)	(105,246,682)	(14,181,333)	(168,688,291)

Institutional Class	(1,009,222)	(8,918,608)	(790,149)	(9,205,601)

Net increase (decrease) in share activity	(2,338,529)	$(16,938,592)	(2,629,918)	$(29,669,241)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	226,201	$2,452,017

Class A	(174,395)	(1,890,444)

Investor Class	(51,853)	(561,573)

19        AIM Diversified Dividend Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/09	$9.43	$0.19	(c)	$0.75	$0.94	$(0.19)	$—	$(0.19)	$10.18	10.42%	$185,274	1.11	%(d)	1.12	%(d)	2.17	%(d)	24%
Year ended 10/31/08	14.27	0.23	(c)	(3.89)	(3.66)	(0.24)	(0.94)	(1.18)	9.43	(27.56)	157,407	1.01		1.02		1.93		18
Year ended 10/31/07	13.88	0.20		0.99	1.19	(0.21)	(0.59)	(0.80)	14.27	8.86	237,467	1.00		1.00		1.45		17
Year ended 10/31/06	12.11	0.19	(c)	1.92	2.11	(0.18)	(0.16)	(0.34)	13.88	17.66	262,276	1.00		1.03		1.43		9
Year ended 10/31/05	11.48	0.17	(e)	0.85	1.02	(0.18)	(0.21)	(0.39)	12.11	8.92	212,029	1.00		1.15		1.27	(e)	22

Class B
Year ended 10/31/09	9.34	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.08	9.58	30,490	1.86	(d)	1.87	(d)	1.42	(d)	24
Year ended 10/31/08	14.14	0.15	(c)	(3.86)	(3.71)	(0.15)	(0.94)	(1.09)	9.34	(28.06)	36,934	1.69		1.76		1.25		18
Year ended 10/31/07	13.76	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.14	8.15	85,172	1.65		1.75		0.80		17
Year ended 10/31/06	12.01	0.10	(c)	1.90	2.00	(0.09)	(0.16)	(0.25)	13.76	16.87	98,901	1.65		1.78		0.78		9
Year ended 10/31/05	11.38	0.09	(e)	0.85	0.94	(0.10)	(0.21)	(0.31)	12.01	8.28	92,394	1.65		1.85		0.62	(e)	22

Class C
Year ended 10/31/09	9.33	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.07	9.59	36,573	1.86	(d)	1.87	(d)	1.42	(d)	24
Year ended 10/31/08	14.12	0.15	(c)	(3.85)	(3.70)	(0.15)	(0.94)	(1.09)	9.33	(28.02)	30,998	1.69		1.76		1.25		18
Year ended 10/31/07	13.74	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.12	8.16	52,524	1.65		1.75		0.80		17
Year ended 10/31/06	11.99	0.10	(c)	1.90	2.00	(0.09)	(0.16)	(0.25)	13.74	16.90	56,354	1.65		1.78		0.78		9
Year ended 10/31/05	11.37	0.09	(e)	0.84	0.93	(0.10)	(0.21)	(0.31)	11.99	8.20	45,513	1.65		1.85		0.62	(e)	22

Class R
Year ended 10/31/09	9.44	0.18	(c)	0.74	0.92	(0.17)	—	(0.17)	10.19	10.14	3,341	1.36	(d)	1.37	(d)	1.92	(d)	24
Year ended 10/31/08	14.28	0.20	(c)	(3.89)	(3.69)	(0.21)	(0.94)	(1.15)	9.44	(27.73)	902	1.26		1.27		1.68		18
Year ended 10/31/07	13.88	0.17		1.00	1.17	(0.18)	(0.59)	(0.77)	14.28	8.67	740	1.25		1.25		1.20		17
Year ended 10/31/06	12.11	0.16	(c)	1.92	2.08	(0.15)	(0.16)	(0.31)	13.88	17.38	430	1.25		1.28		1.18		9
Year ended 10/31/05(f)	11.99	0.00		0.12	0.12	—	—	—	12.11	1.00	10	1.25	(g)	1.39	(g)	1.03	(g)	22

Class Y
Year ended 10/31/09	9.43	0.22	(c)	0.76	0.98	(0.22)	—	(0.22)	10.19	10.79	5,893	0.86	(d)	0.87	(d)	2.42	(d)	24
Year ended 10/31/08(f)	10.84	0.01	(c)	(1.42)	(1.41)	—	—	—	9.43	(13.01)	2,213	0.82	(g)	0.82	(g)	2.12	(g)	18

Investor Class
Year ended 10/31/09	9.42	0.20	(c)	0.76	0.96	(0.20)	—	(0.20)	10.18	10.63	986,096	1.01	(d)	1.02	(d)	2.27	(d)	24
Year ended 10/31/08	14.26	0.24	(c)	(3.89)	(3.65)	(0.25)	(0.94)	(1.19)	9.42	(27.50)	963,835	0.93		0.94		2.01		18
Year ended 10/31/07	13.88	0.22		0.98	1.20	(0.23)	(0.59)	(0.82)	14.26	8.91	1,472,311	0.91		0.91		1.54		17
Year ended 10/31/06	12.11	0.20	(c)	1.92	2.12	(0.19)	(0.16)	(0.35)	13.88	17.77	1,522,235	0.87		0.90		1.56		9
Year ended 10/31/05(f)	12.36	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)	12.11	(1.68)	1,546,221	0.97	(g)	1.09	(g)	1.30	(g)	22

Institutional Class
Year ended 10/31/09	9.43	0.23	(c)	0.75	0.98	(0.23)	—	(0.23)	10.18	10.88	58,842	0.68	(d)	0.69	(d)	2.60	(d)	24
Year ended 10/31/08	14.26	0.27	(c)	(3.88)	(3.61)	(0.28)	(0.94)	(1.22)	9.43	(27.25)	39,425	0.67		0.68		2.27		18
Year ended 10/31/07	13.88	0.25		0.98	1.23	(0.26)	(0.59)	(0.85)	14.26	9.17	53,464	0.66		0.66		1.79		17
Year ended 10/31/06	12.12	0.02	(c)	2.12	2.14	(0.22)	(0.16)	(0.38)	13.88	17.96	29,606	0.59		0.59		1.84		9
Year ended 10/31/05(f)	11.99	0.00		0.13	0.13	—	—	—	12.12	1.08	48	0.68	(g)	0.80	(g)	1.59	(g)	22

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $164,189, $31,578, $32,096, $1,569, $4,264, $882,676 and $48,946 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share, excluding the special dividend, remained the same and the ratio of net investment income to average net assets excluding the special dividend are 1.24%, 0.59% and 0.59% for Class A, Class B and Class C shares, respectively.
(f)	Commencement date of October 25, 2005, October 3, 2008, July 15, 2005, and October 25, 2005 for Class R, Class Y, Investor Class and Institutional Class Shares, respectively.
(g)	Annualized.

20        AIM Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,218.10	$6.09	$1,019.71	$5.55	1.09%

B	1,000.00	1,214.70	10.27	1,015.93	9.35	1.84

C	1,000.00	1,215.00	10.27	1,015.93	9.35	1.84

R	1,000.00	1,217.80	7.49	1,018.45	6.82	1.34

Y	1,000.00	1,220.80	4.70	1,020.97	4.28	0.84

Investor	1,000.00	1,220.00	6.04	1,019.76	5.50	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Diversified Dividend Fund

Supplement to Annual Report dated 10/31/09
AIM Diversified Dividend Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception	3.63%

5 Years	2.52

1 Year	10.88

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception	3.96%

5 Years	2.99

1 Year	-5.14

Institutional Class shares’ inception date is October 25, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is December 31, 2001.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.67%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.68%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Had the advisor not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	DDFIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       DDI-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,222.20	$3.64	$1,021.93	$3.31	0.65%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Diversified Dividend Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23 AIM Diversified Dividend Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Large-Cap Core Funds Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Aim. The Board noted that the Fund’s rate was below the effective fee rates for the two mutual funds.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
     The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints

24 AIM Diversified Dividend Fund	continued

in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM Diversified Dividend Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	DDI-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Large Cap Basic Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Large Cap Basic Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Large Cap Basic Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, all share classes of AIM Large Cap Basic Value Fund, at net asset value, outperformed the Russell 1000 Value Index, the S&P 500 Index and the Lipper Large-Cap Value Funds Index.
     Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from several of our investments in the information technology and financials sectors. Select investments in financials were also among the largest detractors from Fund performance during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	19.25%

Class B Shares*	18.23

Class C Shares*	18.23

Class R Shares*	18.82

Class Y Shares*	19.57

Investor Class Shares*	19.23

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Value Index▼ (Style-Specific Index)	4.78

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	10.69

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value estimates are independent of market price, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.
■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.
■	Long-term investment results are a function of the level and growth of business value in the portfolio.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly through most of the remaining months in the fiscal year.
     In this environment, the sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While market performance improved following the market low, the environment was still far from normal as valuation and credit spreads remained at abnormally high levels. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     ASML, the world’s leading provider of lithography systems for the semiconductor industry, was the Fund’s top contributor during the fiscal year. Despite a difficult business environment, recent sales gains and improving cost trends have returned the company to profitability and improved its outlook for 2010.
     The financials sector outperformed during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investments in Morgan Stanley and XL Capital posted double-digit gains and made significant contributions to Fund performance. Morgan Stanley’s stock rose by over 85% during the fiscal year. Investors reacted favorably to the

Portfolio Composition
By sector

Financials	27.6%

Information Technology	22.4

Consumer Discretionary	18.1

Industrials	11.7

Health Care	7.9

Energy	4.5

Consumer Staples	3.4

Materials	1.8

Money Market Funds Plus
Other Assets Less Liabilities	2.6

Top 10 Equity Holdings*

1.	ASML Holding N.V.	5.4%

2.	UnitedHealth Group Inc.	4.0

3.	XL Capital Ltd.-Class A	3.8

4.	American Express Co.	3.7

5.	Moody’s Corp.	3.6

6.	Dell Inc.	3.4

7.	Robert Half International, Inc.	3.4

8.	Omnicom Group Inc.	3.1

9.	Illinois Tool Works Inc.	3.1

10.	KLA-Tencor Corp.	3.0

Total Net Assets	$165.2 million

Total Number of Holdings*	44
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM Large Cap Basic Value Fund

announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business.
     After declining significantly in 2008 due to credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early 2009 lows, gaining over 80% during the fiscal year as investor concerns abated. We continued to believe the company was undervalued despite its stock’s significant rebound.
     While many financial stocks performed well, several of our holdings within the sector posted declines and detracted significantly from Fund results during the fiscal year. Citigroup’s stock fell by more than 70% during the fiscal year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The result bolstered Citigroup’s capital position to among the strongest in the world, but diluted our estimate of per-share intrinsic value severely. SLM (Sallie Mae) declined in response to investor concerns that regulatory changes would hurt its future prospects. We believed the shares of the company traded at a large enough discount to estimated intrinsic value to compensate for uncertainties surrounding pending legislation in the student loan market.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in history. As a consequence, our turnover was higher than normal during the fiscal year as we tried to exploit those opportunities.

Context for results
The crisis environment that characterized 2008 and part of 2009 abated after the market’s March low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continued to believe the valuation opportunity captured by the Fund remains compelling despite record appreciation since March 9, 2009. But a self-sustaining economic recovery is a necessary precondition for further normalization of equity values.
     Following the market low in March, valuation spreads tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value also declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains compelling versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next six months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.

Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value — the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation as capital markets normalize.

In closing
Markets experienced a strong recovery in 2009, and the Fund significantly outperformed the broad market and its indexes. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Large Cap Basic Value Fund. He began his investment career in 1988 and joined Invesco Aim in 1998. He earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is manager of AIM Large Cap Basic Value Fund. He began his investment career in 1996 and joined Invesco Aim in 2000. He earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Matthew Seinsheimer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Large Cap Basic Value Fund. He began his investment career in 1992 and joined Invesco Aim in 1998. He earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Large Cap Basic Value Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. He earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Assisted by the Basic Value Team

5	AIM Large Cap Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund and index data from 6/30/99

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

6	AIM Large Cap Basic Value Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (6/30/99)	0.17%

10 Years	0.80

5 Years	-4.50

1 Year	12.69

Class B Shares

Inception (8/1/00)	-1.03%

5 Years	-4.47

1 Year	13.23

Class C Shares

Inception (8/1/00)	-1.12%

5 Years	-4.14

1 Year	17.23

Class R Shares

10 Years	1.15%

5 Years	-3.67

1 Year	18.82

Class Y Shares

10 Years	1.40%

5 Years	-3.36

1 Year	19.57

Investor Class Shares

10 Years	1.38%

5 Years	-3.41

1 Year	19.23
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is June 30, 1999.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/30/99)	0.55%

10 Years	1.69

5 Years	-3.55

1 Year	-9.57

Class B Shares

Inception (8/1/00)	-0.62%

5 Years	-3.54

1 Year	-9.83

Class C Shares

Inception (8/1/00)	-0.71%

5 Years	-3.19

1 Year	-6.04

Class R Shares

10 Years	2.05%

5 Years	-2.73

1 Year	-4.64

Class Y Shares

10 Years	2.29%

5 Years	-2.41

1 Year	-4.05

Investor Class Shares

10 Years	2.28%

5 Years	-2.45

1 Year	-4.29
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is June, 30, 1999.
     Investor Class shares’ inception date is September 30, 2003. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is June 30, 1999.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	AIM Large Cap Basic Value Fund

AIM Large Cap Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk — the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund may invest in debt securities, such as notes and bonds, which carry interest rate and credit risk.
■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government- sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

■	The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

■	Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is a trademark/ service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Large-Cap Value Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	LCBAX
Class B Shares	LCBBX
Class C Shares	LCBCX
Class R Shares	LCBRX
Class Y Shares	LCBYX
Investor Class Shares	LCINX

8	AIM Large Cap Basic Value Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.41%
Advertising–5.12%
Interpublic Group of Cos., Inc. (The)(b)	561,300	$3,379,026

Omnicom Group Inc.	148,197	5,080,193

		8,459,219

Aerospace & Defense–0.52%
Honeywell International Inc.	23,923	858,596

Asset Management & Custody Banks–1.94%
State Street Corp.	76,379	3,206,390

Brewers–2.18%
Molson Coors Brewing Co.–Class B	73,581	3,603,262

Casinos & Gaming–1.06%
International Game Technology	97,825	1,745,198

Communications Equipment–2.50%
Nokia Corp.–ADR (Finland)	327,991	4,135,967

Computer Hardware–3.40%
Dell Inc.(b)	387,566	5,615,831

Construction Materials–1.75%
Cemex S.A.B. de C.V.–ADR (Mexico)(b)	278,846	2,894,421

Consumer Finance–5.53%
American Express Co.	175,018	6,097,627

SLM Corp.(b)	313,282	3,038,836

		9,136,463

Data Processing & Outsourced Services–1.48%
Western Union Co.	134,133	2,437,197

Department Stores–1.27%
Nordstrom, Inc.	66,229	2,104,758

Diversified Capital Markets–1.78%
UBS AG (Switzerland)(b)	176,738	2,932,083

Education Services–0.39%
Apollo Group, Inc.–Class A(b)	11,340	647,514

Electronic Manufacturing Services–2.53%
Tyco Electronics Ltd. (Switzerland)	197,049	4,187,291

General Merchandise Stores–2.99%
Target Corp.	102,055	4,942,524

Health Care Equipment–1.44%
Baxter International Inc.	43,879	2,372,099

Home Improvement Retail–2.12%
Home Depot, Inc. (The)	139,505	3,500,180

Hotels, Resorts & Cruise Lines–1.12%
Marriott International, Inc.–Class A	74,011	1,854,716

Household Appliances–1.69%
Whirlpool Corp.	39,040	2,794,874

Human Resource & Employment Services–3.35%
Robert Half International, Inc.	238,562	5,534,638

Industrial Conglomerates–2.22%
Tyco International Ltd.	109,129	3,661,278

Industrial Machinery–5.62%
Illinois Tool Works Inc.	110,373	5,068,328

Ingersoll-Rand PLC (Ireland)	133,388	4,213,727

		9,282,055

Investment Banking & Brokerage–2.68%
Morgan Stanley	137,650	4,421,318

Managed Health Care–6.44%
Aetna Inc.	153,257	3,989,280

UnitedHealth Group Inc.	255,873	6,639,904

		10,629,184

Movies & Entertainment–1.10%
Walt Disney Co. (The)	66,524	1,820,762

Oil & Gas Drilling–0.68%
Transocean Ltd.(b)	13,371	1,121,961

Oil & Gas Equipment & Services–3.85%
Halliburton Co.	107,702	3,145,976

Schlumberger Ltd.	51,632	3,211,510

		6,357,486

Other Diversified Financial Services–6.54%
Bank of America Corp.	318,286	4,640,610

Citigroup Inc.(b)	279,702	1,143,981

JPMorgan Chase & Co.	119,957	5,010,604

		10,795,195

Packaged Foods & Meats–1.23%
Unilever N.V. (Netherlands)	66,243	2,039,796

Property & Casualty Insurance–3.83%
XL Capital Ltd.–Class A	385,066	6,318,933

Regional Banks–1.69%
Fifth Third Bancorp	312,185	2,790,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Large Cap Basic Value Fund

	Shares	Value

Semiconductor Equipment–8.46%
ASML Holding N.V. (Netherlands)	332,838	$8,959,096

KLA-Tencor Corp.	154,449	5,021,137

		13,980,233

Specialized Finance–3.61%
Moody’s Corp.	251,602	5,957,935

Specialty Stores–1.26%
Staples, Inc.	95,956	2,082,245

Systems Software–4.04%
CA, Inc.	108,833	2,276,786

Microsoft Corp.	158,333	4,390,574

		6,667,360

Total Common Stocks & Other Equity Interests (Cost $165,266,583)		160,889,896

Money Market Funds–2.60%
Liquid Assets Portfolio–Institutional Class(c)	2,146,604	2,146,604

Premier Portfolio–Institutional Class(c)	2,146,604	2,146,604

Total Money Market Funds (Cost $4,293,208)		4,293,208

TOTAL INVESTMENTS–100.01% (Cost $169,559,791)		165,183,104

OTHER ASSETS LESS LIABILITIES–(0.01)%		(21,764)

NET ASSETS–100.00%		$165,161,340

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Large Cap Basic Value Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $165,266,583)	$160,889,896

Investments in affiliated money market funds, at value and cost	4,293,208

Total investments, at value (Cost $169,559,791)	165,183,104

Receivables for:
Fund shares sold	184,012

Dividends	67,068

Investment for trustee deferred compensation and retirement plans	35,558

Other assets	22,264

Total assets	165,492,006

Liabilities:
Payables for:
Fund shares reacquired	96,480

Accrued fees to affiliates	89,848

Accrued other operating expenses	75,305

Trustee deferred compensation and retirement plans	69,033

Total liabilities	330,666

Net assets applicable to shares outstanding	$165,161,340

Net assets consist of:
Shares of beneficial interest	$224,997,474

Undistributed net investment income	892,734

Undistributed net realized gain (loss)	(56,352,181)

Unrealized appreciation (depreciation)	(4,376,687)

$165,161,340

Net Assets:
Class A	$53,876,295

Class B	$10,119,339

Class C	$9,424,866

Class R	$1,711,562

Class Y	$1,624,017

Investor Class	$15,979,696

Institutional Class	$72,425,565

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	6,091,267

Class B	1,199,795

Class C	1,117,605

Class R	195,334

Class Y	183,121

Investor Class	1,802,918

Institutional Class	8,148,006

Class A:
Net asset value per share	$8.84

Maximum offering price per share
(Net asset value of $8.84 divided by 94.50%)	$9.35

Class B:
Net asset value and offering price per share	$8.43

Class C:
Net asset value and offering price per share	$8.43

Class R:
Net asset value and offering price per share	$8.76

Class Y:
Net asset value and offering price per share	$8.87

Investor Class:
Net asset value and offering price per share	$8.86

Institutional Class:
Net asset value and offering price per share	$8.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Large Cap Basic Value Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $73,503)	$2,705,247

Dividends from affiliated money market funds (includes securities lending income of $283,153)	304,981

Total investment income	3,010,228

Expenses:
Advisory fees	884,632

Administrative services fees	50,000

Custodian fees	21,402

Distribution fees:
Class A	111,050

Class B	108,727

Class C	85,070

Class R	7,167

Investor Class	34,522

Transfer agent fees — A, B, C, R, Y and Investor	475,286

Transfer agent fees — Institutional	1,089

Trustees’ and officers’ fees and benefits	22,406

Other	222,310

Total expenses	2,023,661

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(285,579)

Net expenses	1,738,082

Net investment income	1,272,146

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(370,966))	(26,041,859)

Foreign currencies	29,687

(26,012,172)

Change in net unrealized appreciation of:
Investment securities	49,683,874

Net realized and unrealized gain	23,671,702

Net increase (decrease) in net assets resulting from operations	$24,943,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Large Cap Basic Value Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,272,146	$2,382,314

Net realized gain (loss)	(26,012,172)	(28,682,041)

Change in net unrealized appreciation (depreciation)	49,683,874	(156,303,782)

Net increase (decrease) in net assets resulting from operations	24,943,848	(182,603,509)

Distributions to shareholders from net investment income:
Class A	(695,321)	(257,135)

Class R	(15,243)	—

Class Y	(15,353)	—

Investor Class	(223,076)	(74,279)

Institutional Class	(1,802,419)	(1,131,473)

Total distributions from net investment income	(2,751,412)	(1,462,887)

Distributions to shareholders from net realized gains:
Class A	—	(9,225,360)

Class B	—	(3,781,042)

Class C	—	(2,059,162)

Class R	—	(181,802)

Investor Class	—	(2,664,534)

Institutional Class	—	(11,312,968)

Total distributions from net realized gains	—	(29,224,868)

Share transactions-net:
Class A	(919,351)	(9,941,085)

Class B	(5,818,660)	(10,997,389)

Class C	(1,857,151)	(2,887,545)

Class R	63,676	551,247

Class Y	351,625	1,237,421

Investor Class	(1,669,069)	(668,370)

Institutional Class	(13,570,805)	23,436,839

Net increase (decrease) in net assets resulting from share transactions	(23,419,735)	731,118

Net increase (decrease) in net assets	(1,227,299)	(212,560,146)

Net assets:
Beginning of year	166,388,639	378,948,785

End of year (includes undistributed net investment income of $892,734 and $2,325,661, respectively)	$165,161,340	$166,388,639

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Large Cap Basic Value Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13        AIM Large Cap Basic Value Fund

The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

14        AIM Large Cap Basic Value Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

15        AIM Large Cap Basic Value Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.60%

Next $1 billion	0.575%

Over $2 billion	0.55%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. Prior to July 1, 2009, the Advisor had agreed to waive fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items dicussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22% and 0.97% of average daily net assets, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $4,727 and reimbursed class level expenses of $274,006 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $504.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to

16        AIM Large Cap Basic Value Fund

0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $13,412 in front-end sales commissions from the sale of Class A shares and $0, $14,290 and $2,060 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$154,184,212	$10,998,892	$—	$165,183,104

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $1,622,078 and securities sales of $723,494, which resulted in net realized gains (losses) of $(370,966).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,342.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,139 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

17        AIM Large Cap Basic Value Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$2,751,412	$3,645,846

Long-term capital gain	—	27,041,909

Total distributions	$2,751,412	$30,687,755

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$960,444

Net unrealized appreciation (depreciation) — investments	(10,990,919)

Temporary book/tax differences	(67,710)

Capital loss carryforward	(49,737,949)

Shares of beneficial interest	224,997,474

Total net assets	$165,161,340

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$25,750,989

October 31, 2017	23,986,960

Total capital loss carryforward	$49,737,949

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $20,236,562 and $53,292,939, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,247,185

Aggregate unrealized (depreciation) of investment securities	(37,238,104)

Net unrealized appreciation (depreciation) of investment securities	$(10,990,919)

Cost of investments for tax purposes is $176,174,023.

18        AIM Large Cap Basic Value Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2009, undistributed net investment income was increased by $46,339 and undistributed net realized gain (loss) was decreased by $46,339. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,735,280	$13,800,251	799,992	$8,938,323

Class B	182,043	1,271,587	215,082	2,213,557

Class C	311,980	2,113,599	271,805	2,752,066

Class R	92,697	638,710	112,033	1,274,565

Class Y(b)	81,154	627,723	136,134	1,237,421

Investor Class	253,471	1,855,222	203,797	2,241,011

Institutional Class	539,442	3,846,686	1,956,712	25,923,662

Issued as reinvestment of dividends:
Class A	101,978	652,661	622,968	8,808,762

Class B	—	—	261,282	3,511,629

Class C	—	—	143,836	1,933,154

Class R	2,401	15,243	12,967	181,802

Class Y	2,398	15,348	—	—

Investor Class	34,037	218,176	189,266	2,681,953

Institutional Class	281,628	1,802,419	874,522	12,444,441

Automatic conversion of Class B shares to Class A shares:
Class A	515,052	3,618,775	489,070	6,011,784

Class B	(538,802)	(3,618,775)	(516,074)	(6,011,784)

Reacquired:
Class A(b)	(2,628,879)	(18,991,038)	(2,846,551)	(33,699,954)

Class B	(525,490)	(3,471,472)	(916,365)	(10,710,791)

Class C	(603,251)	(3,970,750)	(656,585)	(7,572,765)

Class R	(80,863)	(590,277)	(84,537)	(905,120)

Class Y	(36,565)	(291,446)	—	—

Investor Class(b)	(545,481)	(3,742,467)	(449,357)	(5,591,334)

Institutional Class	(2,559,807)	(19,219,910)	(1,628,328)	(14,931,264)

Net increase (decrease) in share activity	(3,385,577)	$(23,419,735)	(808,331)	$731,118

(a)	41% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	135,004	$1,227,188

Class A	(120,764)	(1,097,749)

Investor Class	(14,208)	(129,439)

19        AIM Large Cap Basic Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
													expenses		expenses
			Net gains										to average		to average net		Ratio of net
	Net asset	Net	(losses) on			Dividends	Distributions						net assets		assets without		investment
	value,	investment	securities (both		Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	gains	Distributions	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$7.55	$0.05	$1.35	(d)	$1.40	$(0.11)	$—	$(0.11)	$8.84	19.12	%(d)	$53,876	1.32	%(e)	1.66	%(e)	0.73	%(e)	14%
Year ended 10/31/08	16.61	0.09	(7.83)		(7.74)	(0.04)	(1.28)	(1.32)	7.55	(50.30)		48,068	1.23		1.31		0.70		54
Year ended 10/31/07	15.64	0.06	1.76		1.82	(0.06)	(0.79)	(0.85)	16.61	12.08		121,287	1.23		1.24		0.39		29
Year ended 10/31/06	13.52	0.06	2.06		2.12	—	—	—	15.64	15.68		126,700	1.22		1.28		0.40		26
Year ended 10/31/05	12.36	0.02	1.14		1.16	—	—	—	13.52	9.38		129,410	1.35		1.37		0.15		9

Class B
Year ended 10/31/09	7.13	(0.00)	1.30	(d)	1.30	—	—	—	8.43	18.23	(d)	10,119	2.07	(e)	2.41	(e)	(0.02	)(e)	14
Year ended 10/31/08	15.83	(0.01)	(7.41)		(7.42)	—	(1.28)	(1.28)	7.13	(50.65)		14,839	1.98		2.06		(0.05)		54
Year ended 10/31/07	15.00	(0.06)	1.68		1.62	—	(0.79)	(0.79)	15.83	11.17		48,108	1.98		1.99		(0.36)		29
Year ended 10/31/06	13.06	(0.05)	1.99		1.94	—	—	—	15.00	14.86		60,627	1.97		2.03		(0.35)		26
Year ended 10/31/05	12.02	(0.07)	1.11		1.04	—	—	—	13.06	8.65		69,040	2.03		2.05		(0.53)		9

Class C
Year ended 10/31/09	7.13	(0.00)	1.30	(d)	1.30	—	—	—	8.43	18.23	(d)	9,425	2.07	(e)	2.41	(e)	(0.02	)(e)	14
Year ended 10/31/08	15.83	(0.01)	(7.41)		(7.42)	—	(1.28)	(1.28)	7.13	(50.65)		10,042	1.98		2.06		(0.05)		54
Year ended 10/31/07	14.99	(0.06)	1.69		1.63	—	(0.79)	(0.79)	15.83	11.25		26,123	1.98		1.99		(0.36)		29
Year ended 10/31/06	13.06	(0.05)	1.98		1.93	—	—	—	14.99	14.78		27,153	1.97		2.03		(0.35)		26
Year ended 10/31/05	12.02	(0.07)	1.11		1.04	—	—	—	13.06	8.65		26,593	2.03		2.05		(0.53)		9

Class R
Year ended 10/31/09	7.47	0.04	1.33	(d)	1.37	(0.08)	—	(0.08)	8.76	18.82	(d)	1,712	1.57	(e)	1.91	(e)	0.48	(e)	14
Year ended 10/31/08	16.45	0.06	(7.76)		(7.70)	—	(1.28)	(1.28)	7.47	(50.43)		1,352	1.48		1.56		0.45		54
Year ended 10/31/07	15.50	0.02	1.75		1.77	(0.03)	(0.79)	(0.82)	16.45	11.82		2,314	1.48		1.49		0.14		29
Year ended 10/31/06	13.44	0.02	2.04		2.06	—	—	—	15.50	15.33		1,736	1.47		1.53		0.15		26
Year ended 10/31/05	12.31	0.00	1.13		1.13	—	—	—	13.44	9.18		1,306	1.53		1.55		(0.03)		9

Class Y
Year ended 10/31/09	7.55	0.07	1.36	(d)	1.43	(0.11)	—	(0.11)	8.87	19.57	(d)	1,624	1.07	(e)	1.41	(e)	0.98	(e)	14
Year ended 10/31/08(f)	9.09	0.01	(1.55)		(1.54)	—	—	—	7.55	(16.94)		1,028	0.98	(g)	1.26	(g)	0.95	(g)	54

Investor Class
Year ended 10/31/09	7.56	0.05	1.36	(d)	1.41	(0.11)	—	(0.11)	8.86	19.23	(d)	15,980	1.32	(e)	1.66	(e)	0.73	(e)	14
Year ended 10/31/08	16.64	0.09	(7.85)		(7.76)	(0.04)	(1.28)	(1.32)	7.56	(50.33)		15,590	1.23		1.31		0.70		54
Year ended 10/31/07	15.67	0.06	1.76		1.82	(0.06)	(0.79)	(0.85)	16.64	12.06		35,232	1.23		1.24		0.39		29
Year ended 10/31/06	13.55	0.06	2.06		2.12	—	—	—	15.67	15.65		44,452	1.22		1.28		0.40		26
Year ended 10/31/05	12.37	0.03	1.15		1.18	—	—	—	13.55	9.54		62,838	1.28		1.30		0.22		9

Institutional Class
Year ended 10/31/09	7.63	0.09	1.35	(d)	1.44	(0.18)	—	(0.18)	8.89	19.85	(d)	72,426	0.82	(e)	0.82	(e)	1.23	(e)	14
Year ended 10/31/08	16.80	0.15	(7.91)		(7.76)	(0.13)	(1.28)	(1.41)	7.63	(50.07)		75,469	0.71		0.72		1.22		54
Year ended 10/31/07	15.82	0.15	1.77		1.92	(0.15)	(0.79)	(0.94)	16.80	12.62		145,886	0.72		0.72		0.90		29
Year ended 10/31/06	13.63	0.13	2.09		2.22	(0.03)	—	(0.03)	15.82	16.28		84,679	0.73		0.73		0.89		26
Year ended 10/31/05	12.38	0.10	1.15		1.25	—	—	—	13.63	10.10		92,214	0.76		0.77		0.74		9

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains ( losses) on securities (both realized and unrealized) per share would have been $1.30, $1.25, $1.25, $1.28, $1.31, $1.31 and $1.30 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $44,420, $10,873, $8,507, $1,433, $1,224, $13,809 and $67,173 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM Large Cap Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Large Cap Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Large Cap Basic Value Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,224.10	$7.79	$1,018.20	$7.07	1.39%

B	1,000.00	1,218.20	11.96	1,014.42	10.87	2.14

C	1,000.00	1,218.20	11.96	1,014.42	10.87	2.14

R	1,000.00	1,221.80	9.18	1,016.94	8.34	1.64

Y	1,000.00	1,225.10	6.39	1,019.46	5.80	1.14

Investor	1,000.00	1,223.80	7.79	1,018.20	7.07	1.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective July 1, 2009, the fund’s advisor has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C, Class R, Class Y and Investor Class to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00% of average daily net assets, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.53%, 2.28%, 2.28%, 1.78%, 1.28% and 1.53% for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year are $8.58, $12.75, $12.75, $9.97, $7.18 and $8.58 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period are $7.78, $11.57, $11.57, $9.05, $6.51 and $7.78 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.

22        AIM Large Cap Basic Value Fund

Supplement to Annual Report dated 10/31/09
AIM Large Cap Basic Value Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

10 Years	1.65%

5 Years	-2.91

1 Year	19.85

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

10 Years	2.55%

5 Years	-1.97

1 Year	-3.89

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Institutional Class shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is June 30, 1999.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.72%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative bench- marks. Please consult your Fund pro- spectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	LCBIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      LCBV-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,227.90	$4.49	$1,021.17	$4.08	0.80%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Large Cap Basic Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Large Cap Basic Value Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
     The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23	AIM Large Cap Basic Value Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Large Cap Value Funds Index. The Board noted that the Fund’s performance was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one, three and five year periods. The Board also noted that Invesco Aim acknowledges the Fund’s underperformance, and has confirmed that the portfolio managers have consistently followed their intrinsic value mandate. Invesco Aim continues to monitor the Fund and to provide the Board with periodic reporting on business issues that affect the Fund’s performance. The Board also considered a report of the Senior Officer describing (i) the Board’s oversight of performance issues for the intrinsic value funds, including the Fund, and Invesco Aim’s response, including numerous meetings with portfolio managers, members of management and members of the Global Performance Measurement & Risk Group; (ii) actions consistent with the exercise by the Trustees of their fiduciary duties; and (iii) conclusions and recommendations for consideration by the Board. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Aim. The Board noted that the Fund’s rate was below the effective fee rates for the two other mutual funds.
     Additionally, the Board compared the Fund’s effective fee rate to the effective fee rates paid by numerous separately managed accounts/wrap accounts advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was above the rates for all but three of the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by the Invesco Aim affiliate involves different levels of services and different operational and regulatory requirements than Invesco Aim’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has contractually agreed to continue to waive fees and/or limit expenses of the Fund

24	AIM Large Cap Basic Value Fund	continued

through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and at the current expense ratio for the Fund the waiver will not have any impact. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes two breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from
Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Large Cap Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM Large Cap Basic Value Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	LCBV-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Large Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Large Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Large Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2009, Class A shares of AIM Large Cap Growth Fund, at net asset value, had double-digit positive returns but underper-formed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to a more defensive position at the market infection point as well as stock selection across sectors.
     The Fund’s Class A shares, at net asset value, outperformed the Fund’s broad market index, the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.18%

Class B Shares	9.38

Class C Shares	9.38

Class R Shares	9.95

Class Y Shares	10.29

Investor Class Shares	10.22

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Growth Index▼ (Style-Specific Index)	17.51

Lipper Large-Cap Growth Funds Index▼ (Peer Group Index)	16.91

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     We seek to identify large-cap companies with the potential to meet or exceed consensus earnings estimates and that generate sustainable growth. To accomplish this goal, we utilize a rules-based approach that balances proprietary quantitative analysis with rigorous fundamental analysis. We also incorporate a proprietary sell model that seeks to identify and eliminate stocks at high risk of underperformance.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This model provides an objective approach to identifying new investment opportunities.

Portfolio Composition
By sector

Information Technology	40.3%

Health Care	14.9

Consumer Discretionary	12.3

Industrials	10.3

Energy	7.2

Financials	6.9

Materials	5.8

Telecommunication Services	0.9

Money Market Funds
Plus Other Assets Less Liabilities	1.4
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*  Excluding money market fund holdings.
We focus our fundamental analysis on the top 20% of the quantitative model.
     Our fundamental analysis seeks to determine the company’s drivers of earnings. To accomplish this goal, we examine financial statements to gain a critical understanding of growth drivers, allowing us to quantify earnings power. We analyze industry trends, growth rates, the competitive landscape and the quality of management. We also closely analyze valuation levels to help reduce the risk of holding highly priced stocks and to determine the potential for capital appreciation.
     Portfolio construction plays an important role in risk management. While sector overweights and underweights are driven by our investment process, we cap the Fund’s maximum sector overweight

Top 10 Equity Holdings*

1.	Apple Inc.	5.6%

2.	Hewlett-Packard Co.	5.0

3.	BHP Billiton Ltd.-ADR	4.1

4.	Occidental Petroleum Corp.	3.2

5.	Oracle Corp.	3.0

6.	Amgen Inc.	2.9

7.	International Business Machines Corp.	2.7

8.	Goldman Sachs Group, Inc. (The)	2.4

9.	EMC Corp.	2.3

10.	Accenture PLC-Class A	2.2

Total Net Assets	$1.2 billion

Total Number of Holdings*	62

at 1,000 basis points (10 percentage points) versus Russell 1000 Growth Index sectors. We seek to manage stock-specific risk by building a diversified portfolio of typically 50 to 80 stocks.
     Our sell process is designed to avoid “high risk” situations we believe lead to underperformance. Examples of “high risk” situations include:
■	Deteriorating business prospects.

■	Negative changes to our investment thesis.

■	Sell model signals.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly weakening housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, equity markets rapidly reversed direction beginning in March 2009 and rallied solidly through most of the remaining months in the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-caps outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included economically sensitive sectors such as information technology, materials and consumer discretionary.1 The financials sector was the only sector with negative returns for the fiscal year.1
     The Fund underperformed the Russell 1000 Growth Index for the fiscal year.1 During the market decline, the Fund benefited from a more defensive posture, with overweight positions in less economically sensitive sectors such as health care, and underweight positions in more economically sensitive sectors such as consumer discretionary, energy and materials. Additionally, within sectors, the Fund benefited from higher exposure to less cyclical holdings.
     However, the Fund began to underper-form the Russell 1000 Growth Index when equity markets hit a bottom and began to rebound in March 2009.1 It is important to note that while our investment process may temporarily underperform our peers at market inflection points, our goal is to outperform over a full market cycle. This temporary underperformance typically

4	AIM Large Cap Growth Fund

occurs because we wait for clear data points that earnings growth is achievable before moving into new stocks.
     Fund underperformance was driven primarily by two factors. First, much of the Fund’s underperformance was driven by its defensive posture both across and within sectors, as more economically sensitive stocks outperformed following the March low. Second, the Fund under-performed because it did not own many of the lower-quality, highly-levered companies that outperformed during the market rebound. Our investment approach specifically avoids companies with these traits because over the long-term they tend to perform poorly.
     Over the course of the fiscal year, the Fund underperformed by the widest margin in the consumer discretionary sector, primarily due to stock selection. The Fund’s underweight position in this sector was also a detractor, as the Fund did not own many of the lower-quality companies that performed strongly during the stock market rebound.
     The Fund also underperformed the Russell 1000 Growth Index in the industrials sector. Within this sector, underperformance was driven by stock selection and an overweight position, especially in the aerospace and defense industry. While many aerospace and defense companies held up well during the market downturn, they generally underperformed as investors rotated into more cyclical holdings during the market rally. Examples of holdings that detracted from Fund performance included defense contractors Raytheon and Lockheed Martin. Before the close of the fiscal year, we sold both stocks.
     Underperformance in the health care sector was primarily due to stock selection in two areas: biotechnology and health care equipment and supplies. In these two industries, examples of holdings that detracted from performance included biotechnology holding Amgen and medical products maker Baxter International. We sold our holdings in Baxter International before the close of the fiscal year.
     One other area of weakness was the information technology sector. Within this sector, stock selection was the primary driver of underperformance. Similar to what happened in the consumer discretionary sector, much of the Fund’s underperformance in this sector was because the Fund did not have exposure to many of the lower quality technology companies that performed strongly during the stock market rebound. Despite underperforming in this sector, four of the Fund’s information technology holdings were top contributors to performance, including Apple, Hewlett-Packard, International Business Machines and BMC Software.
     Some of this underperformance was offset by outperformance in other sectors, including energy and telecommunication services. The Fund outperformed the Russell 1000 Growth Index by the widest margin in the energy sector, driven largely by stock selection. Energy exploration and production holding Occidental Petroleum was among the Fund’s top contributors. Outperformance in the telecommunication services sector was also driven by stock selection.
     We began to reposition the portfolio in April and May 2009, by moving into more economically sensitive holdings as our quantitative and fundamental research provided clear evidence that such companies had the potential for sustainable earnings growth in a more stable and improving economy. This repositioning included a reduction in the defensive health care and consumer staples sectors. We rotated into economically sensitive sectors including information technology, consumer discretionary, financials and materials.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. While our investment process may temporarily underperform at market inflection points, the goal of our disciplined investment process is to provide consistent performance and outperform over a full market cycle. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We thank you for your commitment to AIM Large Cap Growth Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Geoffrey Keeling
Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Large Cap Growth Fund. He joined Invesco Aim in 1995. Mr. Keeling earned a B.B.A. in finance from The University of Texas at Austin.
Robert Shoss
Senior portfolio manager, is co-manager of AIM Large Cap Growth Fund. He joined Invesco Aim in 1995. Mr. Shoss earned a B.A. from The University of Texas at Austin and an M.B.A. and a J.D. from the University of Houston.
Assisted by the Large/Multi-Cap
Growth Team

5	AIM Large Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 2/28/99, Fund data from 3/1/99

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6	AIM Large Cap Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (3/1/99)		-1.02%

10	Years	-2.35

5	Years	-0.56

1	Year	4.09

Class B Shares

Inception (4/5/99)		-1.99%

10	Years	-2.34

5	Years	-0.58

1	Year	4.37

Class C Shares

Inception (4/5/99)		-2.16%

10	Years	-2.49

5	Years	-0.18

1	Year	8.38

Class R Shares

10	Years	-1.98%

5	Years	0.33

1	Year	9.95

Class Y Shares

10	Years	-1.78%

5	Years	0.58

1	Year	10.29

Investor Class Shares

10	Years	-1.72%

5	Years	0.62

1	Year	10.22
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is March 1, 1999.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/1/99)		-0.75%

10	Years	-1.44

5	Years	0.00

1	Year	-9.84

Class B Shares

Inception (4/5/99)		-1.72%

10	Years	-1.43

5	Years	-0.02

1	Year	-10.08

Class C Shares

Inception (4/5/99)		-1.89%

10	Years	-1.58

5	Years	0.36

1	Year	-6.30

Class R Shares

10	Years	-1.08%

5	Years	0.86

1	Year	-4.88

Class Y Shares

10	Years	-0.88%

5	Years	1.13

1	Year	-4.62

Investor Class Shares

10	Years	-0.81%

5	Years	1.19

1	Year	-4.59
received by Class A shares. Class A shares’ inception date is March 1, 1999.
     Investor Class shares’ inception date is September 30, 2003. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is March 1, 1999.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end perfor-
mance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.11% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	AIM Large Cap Growth Fund

AIM Large Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Because a large percentage of the Fund’s assets may be invested in a limited number of securities, any change in the value of these securities could significantly affect the value of an investment in the Fund.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCGAX
Class B Shares	LCGBX
Class C Shares	LCGCX
Class R Shares	LCRGX
Class Y Shares	LCGYX
Investor Class Shares	LCGIX

8	AIM Large Cap Growth Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.63%
Aerospace & Defense–2.24%
Goodrich Corp.	250,930	$13,638,045

United Technologies Corp.	229,920	14,128,584

		27,766,629

Apparel Retail–4.07%
Gap, Inc. (The)	684,814	14,613,931

Limited Brands, Inc.	972,725	17,119,960

Ross Stores, Inc.	426,994	18,792,006

		50,525,897

Asset Management & Custody Banks–1.17%
BlackRock, Inc.	67,068	14,519,551

Biotechnology–4.48%
Amgen Inc.(b)	675,796	36,310,519

Gilead Sciences, Inc.(b)	453,680	19,304,084

		55,614,603

Communications Equipment–1.95%
Cisco Systems, Inc.(b)	1,057,484	24,163,509

Computer Hardware–13.30%
Apple Inc.(b)	369,281	69,609,468

Hewlett-Packard Co.	1,315,439	62,430,735

International Business Machines Corp.	274,751	33,137,718

		165,177,921

Computer Storage & Peripherals–3.71%
EMC Corp.(b)	1,723,508	28,386,177

Western Digital Corp.(b)	525,250	17,690,420

		46,076,597

Construction & Engineering–2.75%
Fluor Corp.	456,964	20,298,341

URS Corp.(b)	355,430	13,812,010

		34,110,351

Construction, Farm Machinery & Heavy Trucks–1.01%
Joy Global Inc.	248,117	12,507,578

Data Processing & Outsourced Services–1.16%
MasterCard, Inc.–Class A	65,767	14,404,288

Department Stores–2.81%
J.C. Penney Co., Inc.	621,057	20,575,618

Kohl’s Corp.(b)	249,852	14,296,532

		34,872,150

Diversified Metals & Mining–4.06%
BHP Billiton Ltd.–ADR (Australia)(c)	769,741	50,479,615

Education Services–1.61%
Apollo Group, Inc.–Class A(b)	350,920	20,037,532

Electrical Components & Equipment–1.00%
Cooper Industries PLC–Class A (Ireland)	319,850	12,374,996

Electronic Manufacturing Services–0.92%
Flextronics International Ltd. (Singapore)(b)	1,766,243	11,445,255

Fertilizers & Agricultural Chemicals–1.73%
Syngenta AG (Switzerland)	90,575	21,438,161

General Merchandise Stores–2.17%
Dollar Tree, Inc.(b)	293,161	13,230,356

Target Corp.	282,115	13,662,829

		26,893,185

Health Care Distributors–2.13%
AmerisourceBergen Corp.	556,418	12,324,659

McKesson Corp.	240,077	14,099,722

		26,424,381

Health Care Services–3.80%
Express Scripts, Inc.(b)	198,052	15,828,316

Medco Health Solutions, Inc.(b)	357,957	20,088,547

Quest Diagnostics Inc.	201,995	11,297,580

		47,214,443

Heavy Electrical Equipment–1.33%
ABB Ltd. (Switzerland)(b)	883,470	16,456,733

Home Entertainment Software–1.16%
Shanda Interactive Entertainment Ltd.–ADR (China)(b)(c)	329,119	14,375,918

Home Improvement Retail–0.97%
Home Depot, Inc. (The)	481,246	12,074,462

Integrated Oil & Gas–3.20%
Occidental Petroleum Corp.	524,442	39,794,659

Internet Software & Services–3.02%
Google Inc.–Class A(b)	43,354	23,242,947

NetEase.com Inc.–ADR (China)(b)	369,539	14,271,596

		37,514,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Large Cap Growth Fund

	Shares	Value

Investment Banking & Brokerage–3.37%
Goldman Sachs Group, Inc. (The)	172,069	$29,280,982

TD Ameritrade Holding Corp.(b)	654,085	12,623,840

		41,904,822

IT Consulting & Other Services–3.45%
Accenture PLC–Class A (Ireland)	748,721	27,762,574

Cognizant Technology Solutions Corp.–Class A(b)	391,675	15,138,239

		42,900,813

Life & Health Insurance–1.21%
Unum Group	754,922	15,060,694

Managed Health Care–2.38%
UnitedHealth Group Inc.	593,690	15,406,255

WellPoint Inc.(b)	303,501	14,191,707

		29,597,962

Oil & Gas Drilling–2.25%
Diamond Offshore Drilling, Inc.(c)	135,049	12,863,417

ENSCO International Inc.	329,421	15,084,188

		27,947,605

Oil & Gas Equipment & Services–1.79%
National-Oilwell Varco Inc.(b)	542,919	22,254,250

Pharmaceuticals–2.13%
Abbott Laboratories	204,585	10,345,864

Johnson & Johnson	272,867	16,112,796

		26,458,660

Property & Casualty Insurance–1.13%
Chubb Corp. (The)	288,648	14,005,201

Railroads–2.02%
Norfolk Southern Corp.	264,596	12,335,465

Union Pacific Corp.	231,521	12,766,068

		25,101,533

Restaurants–0.66%
Darden Restaurants, Inc.	270,118	8,187,277

Semiconductors–4.69%
Marvell Technology Group Ltd.(b)	1,112,752	15,266,957

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	1,168,793	11,150,285

Texas Instruments Inc.	778,750	18,261,688

Xilinx, Inc.	622,145	13,531,654

		58,210,584

Systems Software–6.91%
BMC Software, Inc.(b)	745,201	27,691,669

Microsoft Corp.	773,713	21,455,062

Oracle Corp.	1,738,492	36,682,181

		85,828,912

Wireless Telecommunication Services–0.89%
America Movil S.A.B de C.V.–Series L–ADR (Mexico)	249,136	10,994,372

Total Common Stocks & Other Equity Interests (Cost $1,129,376,499)		1,224,715,642

Money Market Funds–1.07%
Liquid Assets Portfolio–Institutional Class(d)	6,646,106	6,646,106

Premier Portfolio–Institutional Class(d)	6,646,106	6,646,106

Total Money Market Funds (Cost $13,292,212)		13,292,212

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.70% (Cost $1,142,668,711)		1,238,007,854

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.40%
Liquid Assets Portfolio–Institutional Class (Cost $54,629,765)(d)(e)	54,629,765	54,629,765

TOTAL INVESTMENTS–104.10% (Cost $1,197,298,476)		1,292,637,619

OTHER ASSETS LESS LIABILITIES–(4.10)%		(50,854,625)

NET ASSETS–100.00%		$1,241,782,994

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Large Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $1,129,376,499)*	$1,224,715,642

Investments in affiliated money market funds, at value and cost	67,921,977

Total investments, at value (Cost $1,197,298,476)	1,292,637,619

Receivables for:
Investments sold	17,352,501

Fund shares sold	385,880

Dividends	1,674,190

Investment for trustee deferred compensation and retirement plans	144,139

Other assets	22,145

Total assets	1,312,216,474

Liabilities:
Payables for:
Investments purchased	12,637,913

Fund shares reacquired	1,224,097

Amount due custodian	207,403

Collateral upon return of securities loaned	54,629,765

Accrued fees to affiliates	1,094,433

Accrued other operating expenses	228,366

Trustee deferred compensation and retirement plans	411,503

Total liabilities	70,433,480

Net assets applicable to shares outstanding	$1,241,782,994

Net assets consist of:
Shares of beneficial interest	$1,712,166,251

Undistributed net investment income	2,150,549

Undistributed net realized gain (loss)	(567,884,683)

Unrealized appreciation	95,350,877

$1,241,782,994

Net Assets:
Class A	$673,656,783

Class B	$121,067,926

Class C	$87,795,158

Class R	$10,523,000

Class Y	$9,347,391

Investor Class	$199,718,930

Institutional Class	$139,673,806

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	71,524,414

Class B	13,844,186

Class C	10,039,104

Class R	1,134,507

Class Y	991,513

Investor Class	21,040,240

Institutional Class	14,364,916

Class A:
Net asset value per share	$9.42

Maximum offering price per share
(Net asset value of $9.42 divided by 94.50%)	$9.97

Class B:
Net asset value and offering price per share	$8.75

Class C:
Net asset value and offering price per share	$8.75

Class R:
Net asset value and offering price per share	$9.28

Class Y:
Net asset value and offering price per share	$9.43

Investor Class:
Net asset value and offering price per share	$9.49

Institutional Class:
Net asset value and offering price per share	$9.72

*	At October 31, 2009, securities with an aggregate value of $51,014,082 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Large Cap Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $197,599)	$17,435,467

Dividends from affiliated money market funds (includes securities lending income of $517,481)	941,725

Total investment income	18,377,192

Expenses:
Advisory fees	7,664,271

Administrative services fees	328,090

Custodian fees	31,457

Distribution fees:
Class A	1,528,173

Class B	1,372,397

Class C	865,983

Class R	41,201

Investor Class	328,112

Transfer agent fees — A, B, C, R, Y and Investor	5,860,889

Transfer agent fees — Institutional	32,337

Trustees’ and officers’ fees and benefits	54,706

Other	454,948

Total expenses	18,562,564

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,893,113)

Net expenses	16,669,451

Net investment income	1,707,741

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(88,102,939)

Foreign currencies	350,691

(87,752,248)

Change in net unrealized appreciation of:
Investment securities	190,338,722

Foreign currencies	23,916

190,362,638

Net realized and unrealized gain	102,610,390

Net increase in net assets resulting from operations	$104,318,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Large Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$1,707,741	$(3,878,482)

Net realized gain (loss)	(87,752,248)	(8,299,036)

Change in net unrealized appreciation (depreciation)	190,362,638	(810,379,241)

Net increase (decrease) in net assets resulting from operations	104,318,131	(822,556,759)

Share transactions-net:
Class A	(18,991,474)	(39,483,656)

Class B	(70,134,250)	(168,470,883)

Class C	(17,150,541)	(20,314,860)

Class R	2,166,244	445,943

Class Y	3,147,973	5,981,922

Investor Class	(22,007,684)	(28,879,171)

Institutional Class	(9,042,491)	(23,417,366)

Net increase (decrease) in net assets resulting from share transactions	(132,012,223)	(274,138,071)

Net increase (decrease) in net assets	(27,694,092)	(1,096,694,830)

Net assets:
Beginning of year	1,269,477,086	2,366,171,916

End of year (includes undistributed net investment income (loss) of $2,150,549 and $(434,839), respectively)	$1,241,782,994	$1,269,477,086

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Large Cap Growth Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13        AIM Large Cap Growth Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14        AIM Large Cap Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Large Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. Prior to July 1, 2009, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 1.32% and 1.07% of average daily net assets, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $54,052 and reimbursed class level expenses of $1,763,524 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $6,106.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be

16        AIM Large Cap Growth Fund

paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $85,311 in front-end sales commissions from the sale of Class A shares and $5,612, $228,405, $5,118 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,254,742,725	$37,894,894	$—	$1,292,637,619

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $69,431.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $5,729 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

17        AIM Large Cap Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,555,078

Net unrealized appreciation — investments	82,828,904

Net unrealized appreciation — other investments	11,734

Temporary book/tax differences	(404,529)

Capital loss carryforward	(555,374,444)

Shares of beneficial interest	1,712,166,251

Total net assets	$1,241,782,994

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $307,060,191 of capital loss carryforward in the fiscal year ending October 31, 2010.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2010	$414,856,373

October 31, 2011	35,095,604

October 31, 2015	478,176

October 31, 2016	16,117,525

October 31, 2017	88,826,766

Total capital loss carryforward	$555,374,444

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of March 27, 2006 and September 21, 2009, the dates the reorganizations of AIM Blue Chip Fund and Atlantic Whitehall Growth Fund, respectively, into the Fund and realized on securities held in each fund at such dates of reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $664,665,290 and $751,702,643, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$161,298,129

Aggregate unrealized (depreciation) of investment securities	(78,469,225)

Net unrealized appreciation of investment securities	$82,828,904

Cost of investments for tax purposes is $1,209,808,715.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on October 31, 2009, undistributed net investment income was increased by $877,647, undistributed net realized gain (loss) was increased by $629,457,059 and shares of beneficial interest decreased by $630,334,706. Further, as a result of capital loss carry forward acquired in the reorganization of Atlantic Whitehall Growth Fund into the Fund, undistributed net realized gain (loss) was decreased by $8,322,205 and shares of beneficial interest was increased by $8,322,205. These reclassifications had no effect on the net assets of the Fund.

18        AIM Large Cap Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2009(a)		October 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	8,610,580	$72,659,352	7,664,271	$91,037,443

Class B	1,712,553	13,451,018	2,217,806	24,541,960

Class C	1,078,714	8,354,258	1,848,176	20,731,391

Class R	523,699	4,406,636	350,523	4,043,656

Class Y(b)	280,073	2,208,364	634,153	5,995,392

Investor Class	1,358,467	11,225,103	1,779,026	20,922,946

Institutional Class	3,872,256	35,135,181	2,157,808	26,339,770

Issued in connection with acquisitions:(c)
Class A	1,121,917	10,994,781	—	—

Class Y	2,188,308	21,489,252	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	6,293,266	51,439,929	9,753,821	111,629,605

Class B	(6,744,747)	(51,439,929)	(10,394,624)	(111,629,605)

Reacquired:
Class A(b)	(18,612,727)	(154,085,536)	(21,220,031)	(242,150,704)

Class B	(4,206,680)	(32,145,339)	(7,407,571)	(81,383,238)

Class C	(3,329,163)	(25,504,799)	(3,764,156)	(41,046,251)

Class R	(274,817)	(2,240,392)	(312,503)	(3,597,713)

Class Y	(2,109,339)	(20,549,643)	(1,682)	(13,470)

Investor Class(b)	(4,000,419)	(33,232,787)	(4,273,164)	(49,802,117)

Institutional Class	(5,043,164)	(44,177,672)	(4,475,993)	(49,757,136)

Net increase (decrease) in share activity	(17,281,223)	$(132,012,223)	(25,444,140)	$(274,138,071)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	630,344	$5,963,052

Class A	(593,682)	(5,616,232)

Investor Class	(36,392)	(346,820)

(c)	As of the opening of business on September 21, 2009, the Fund acquired all of the net assets of Atlantic Whitehall Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 17, 2009 and by the shareholders of Atlantic Whitehall Growth Fund on September 14, 2009. The acquisition was accomplished by a tax-free exchange of 3,310,225 shares of the Fund for 4,347,512 shares outstanding of Atlantic Whitehall Growth Fund as of the close of business on September 18, 2009. Class A and Institutional Class shares of Atlantic Whitehall Growth Fund were exchanged for Class A and Class Y shares of the Fund, respectively, based on the relative net asset value of Atlantic Whitehall Growth Fund to the net asset value of the Fund on the close of business, September 18, 2009. Atlantic Whitehall Growth Fund’s net assets at that date of $32,484,033, including $2,319,699 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,271,001,545. The net assets of the Fund immediately following the acquisition were $1,303,485,578.

19        AIM Large Cap Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
				Net gains					expenses		expenses
				(losses)					to average		to average net		Ratio of net
	Net asset	Net		on securities					net assets		assets without		investment
	value,	investment		(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/09	$8.55	$0.02	(c)	$0.85	$0.87	$9.42	10.18%	$673,657	1.38	%(d)	1.55	%(d)	0.20	%(d)	59%
Year ended 10/31/08	13.67	(0.01	)(c)	(5.11)	(5.12)	8.55	(37.45)	633,595	1.33		1.36		(0.09)		41
Year ended 10/31/07	11.19	(0.04	)(c)	2.52	2.48	13.67	22.16	1,064,817	1.33		1.34		(0.30)		55
Year ended 10/31/06	10.12	(0.01)		1.08	1.07	11.19	10.57	981,750	1.32		1.42		(0.17)		70
Year ended 10/31/05	9.16	(0.02	)(e)	0.98	0.96	10.12	10.48	166,860	1.47		1.56		(0.20	)(e)	103

Class B
Year ended 10/31/09	8.00	(0.04	)(c)	0.79	0.75	8.75	9.38	121,068	2.13	(d)	2.30	(d)	(0.55	)(d)	59
Year ended 10/31/08	12.88	(0.09	)(c)	(4.79)	(4.88)	8.00	(37.89)	184,573	2.08		2.11		(0.84)		41
Year ended 10/31/07	10.63	(0.12	)(c)	2.37	2.25	12.88	21.17	497,990	2.08		2.09		(1.05)		55
Year ended 10/31/06	9.69	(0.07)		1.01	0.94	10.63	9.70	637,594	2.07		2.17		(0.92)		70
Year ended 10/31/05	8.82	(0.09	)(e)	0.96	0.87	9.69	9.86	103,688	2.15		2.24		(0.88	)(e)	103

Class C
Year ended 10/31/09	8.00	(0.04	)(c)	0.79	0.75	8.75	9.38	87,795	2.13	(d)	2.30	(d)	(0.55	)(d)	59
Year ended 10/31/08	12.88	(0.09	)(c)	(4.79)	(4.88)	8.00	(37.89)	98,284	2.08		2.11		(0.84)		41
Year ended 10/31/07	10.63	(0.12	)(c)	2.37	2.25	12.88	21.17	182,975	2.08		2.09		(1.05)		55
Year ended 10/31/06	9.69	(0.07)		1.01	0.94	10.63	9.70	179,730	2.07		2.17		(0.92)		70
Year ended 10/31/05	8.83	(0.09	)(e)	0.95	0.86	9.69	9.74	48,293	2.15		2.24		(0.88	)(e)	103

Class R
Year ended 10/31/09	8.44	(0.00	)(c)	0.84	0.84	9.28	9.95	10,523	1.63	(d)	1.80	(d)	(0.05	)(d)	59
Year ended 10/31/08	13.53	(0.04	)(c)	(5.05)	(5.09)	8.44	(37.62)	7,474	1.58		1.61		(0.34)		41
Year ended 10/31/07	11.10	(0.07	)(c)	2.50	2.43	13.53	21.89	11,465	1.58		1.59		(0.55)		55
Year ended 10/31/06	10.07	(0.03)		1.06	1.03	11.10	10.23	11,231	1.57		1.67		(0.42)		70
Year ended 10/31/05	9.13	(0.04	)(e)	0.98	0.94	10.07	10.30	2,330	1.65		1.74		(0.38	)(e)	103

Class Y
Year ended 10/31/09	8.55	0.04	(c)	0.84	0.88	9.43	10.29	9,347	1.13	(d)	1.30	(d)	0.45	(d)	59
Year ended 10/31/08(f)	9.46	0.00	(c)	(0.91)	(0.91)	8.55	(9.62)	5,406	1.08	(g)	1.27	(g)	0.16	(g)	41

Investor Class
Year ended 10/31/09	8.61	0.02	(c)	0.86	0.88	9.49	10.22	199,719	1.30	(d)	1.47	(d)	0.28	(d)	59
Year ended 10/31/08	13.76	(0.00	)(c)	(5.15)	(5.15)	8.61	(37.43)	203,882	1.27		1.30		(0.03)		41
Year ended 10/31/07	11.25	(0.03	)(c)	2.54	2.51	13.76	22.31	360,073	1.24		1.25		(0.21)		55
Year ended 10/31/06	10.18	(0.01)		1.08	1.07	11.25	10.51	347,621	1.27		1.37		(0.12)		70
Year ended 10/31/05	9.20	(0.01	)(e)	0.99	0.98	10.18	10.65	358,498	1.34		1.43		(0.07	)(e)	103

Institutional Class
Year ended 10/31/09	8.77	0.07	(c)	0.88	0.95	9.72	10.83	139,674	0.76	(d)	0.76	(d)	0.82	(d)	59
Year ended 10/31/08	13.94	0.06	(c)	(5.23)	(5.17)	8.77	(37.09)	136,263	0.73		0.74		0.51		41
Year ended 10/31/07	11.35	0.04	(c)	2.55	2.59	13.94	22.82	248,852	0.72		0.72		0.30		55
Year ended 10/31/06	10.21	0.05		1.09	1.14	11.35	11.17	135,466	0.74		0.76		0.41		70
Year ended 10/31/05	9.18	0.03	(e)	1.00	1.03	10.21	11.22	123,368	0.81		0.88		0.46	(e)	103

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending October 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $29,869,910 and sold of $12,860,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Growth Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $611,269, $137,240, $86,598, $8,240, $7,455, $187,821 and $126,985 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.36)%, $(0.11) and (1.04)%; $(0.11) and (1.04)%; $(0.06) and (0.54)%; $(0.03) and (0.23)% and $0.01 and 0.30% for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Large Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,160.10	$7.73	$1,018.05	$7.22	1.42%

B	1,000.00	1,155.90	11.79	1,014.27	11.02	2.17

C	1,000.00	1,155.90	11.79	1,014.27	11.02	2.17

R	1,000.00	1,160.00	9.09	1,016.79	8.49	1.67

Y	1,000.00	1,159.90	6.37	1,019.31	5.96	1.17

Investor	1,000.00	1,160.10	7.35	1,018.40	6.87	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective July 1, 2009, the Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00%, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.48%, 2.23%, 2.23%, 1.73%, 1.23 and 1.41% for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year are $8.06, $12.12, $12.12, $9.42, $6.70 and $7.68 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period are $7.53, $11.32, $11.32, $8.79, $6.26 and $7.17 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.

22        AIM Large Cap Growth Fund

Supplement to Annual Report dated 10/31/09
AIM Large Cap Growth Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

10 Years	-1.49%

5 Years	1.15

1 Year	10.83

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

10 Years	-0.58%

5 Years	1.70

1 Year	-4.12

Institutional Class shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is March 1, 1999.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.74%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	LCIGX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      LCG-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,164.10	$4.09	$1,021.42	$3.82	0.75%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Large Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Large Cap Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
      The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
      The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
     A. Nature, Extent and Quality of
        Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23	AIM Large Cap Growth Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
     B. Nature, Extent and Quality of
         Services Provided by Affiliated
         Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
     C. Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Large-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one and three year periods and in the first quintile for the five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
     D. Advisory and Sub-Advisory Fees
         and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
      The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Aim and two mutual funds sub-advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was: (i) below the effective fee rate for the mutual fund advised by Invesco Aim; and (ii) above the sub-adviser effective fee rates for the domestic mutual funds sub-advised by an Invesco Aim affiliate.
     Additionally, the Board compared the Fund’s effective fee rate to the effective fee rates paid by several separately managed accounts/wrap accounts advised by Invesco Aim affiliates. The Board noted that the Fund’s rate was above the rates for the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by the Invesco Aim affiliates involves different levels of services and different operational and regulatory requirements than Invesco Aim’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
      The Board noted that Invesco Aim contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and that at the current expense ratio for the Fund, the revised expense waiver does not have any impact. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.

24	AIM Large Cap Growth Fund	continued

     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
     E. Economies of Scale and
         Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
     F. Profitability and Financial
         Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco
Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
     G. Collateral Benefits to Invesco
          Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
      The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Large Cap Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
      It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	LCG-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Summit Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

  Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2                 AIM Summit Fund

  Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3                AIM Summit Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Summit Fund, at net asset value, had positive returns but underperformed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to its defensive posture as well as stock selection across sectors.
     The Fund also underperformed the broad market as represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.99%

Class B Shares	4.31

Class C Shares	4.31

Class P Shares	5.22

Class S Shares	5.10

Class Y Shares	5.26

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 1000 Growth Index▼ (Style-Specific Index)	17.51

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	18.66

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.

■	Declining quantitative rank.

■	Negative changes to the investment thesis.

■	Finding a more attractive opportunity.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in credit markets, a rapidly weakening housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, equity markets rapidly reversed direction beginning in March 2009 and rallied solidly through most of the remaining months of the fiscal year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large-and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included economically sensitive sectors such as information technology, materials and consumer discretionary.1 The financials sector was the only sector with negative returns for the fiscal year.1
     While the Fund underperformed the Russell 1000 Growth Index for the fiscal year, it outperformed during the first four months of the period.1 During this challenging market environment, the

Portfolio Composition
By sector

Information Technology	29.5%

Consumer Discretionary	14.5

Health Care	13.9

Industrials	10.9

Consumer Staples	10.0

Financials	6.4

Energy	5.7

Telecommunication Services	2.5

Materials	1.7

Utilities	0.4

Money Market Funds

Plus Other Assets Less Liabilities	4.5

Total Net Assets	$1.6 billion

Total Number of Holdings*	117

Top 10 Equity Holdings*

1. KDDI Corp.	2.5%

2. Google Inc.-Class A	2.5

3. MasterCard, Inc.-Class A	2.2

4. Abbot Laboratories	2.0

5. PepsiCo, Inc.	2.0

6. QUALCOMM Inc.	1.8

7. Baxter International Inc.	1.8

8. United Technologies Corp.	1.8

9. International Business Machines Corp.	1.8

10. Apple Inc.	1.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Summit Fund

Fund benefited from a defensive posture, with significant overweight positions in economically defensive sectors such as consumer staples and health care, and sizable underweight positions in economically sensitive sectors such as consumer discretionary and information technology. Additionally, the Fund benefited from a larger than normal cash position as we used cash as a defensive tool during this volatile period.
     However, the Fund began to underperform the Russell 1000 Growth Index when equity markets hit a bottom in March 2009. Fund underperformance was driven primarily by two factors. First, the majority of the Fund’s underperformance was driven by its defensive posture as economically sensitive stocks outperformed following the March low. Second, the Fund underperformed because it did not own many of the lower quality, highly levered companies that outperformed during this market rebound. Our investment approach specifically avoids companies with these traits because over the long term they tend to perform poorly.
     Over the course of the fiscal year, the Fund underperformed by the widest margin in the information technology sector, due to both stock selection and a significant underweight position. Within the sector, the Fund did not own many of the lower quality companies that performed strongly when the stock market rebounded. Despite underperforming in this sector, several information technology holdings were among the Fund’s leading contributors to performance during the period, including Google, Apple and Microsoft.
     Another area of weakness for the Fund during the fiscal year was the consumer staples sector. Within this sector, underperformance was driven by an overweight position and stock selection. Our overweight position detracted from Fund performance because many of these defensive stocks underperformed as investors rotated into economically sensitive stocks during the stock market rebound. Within this sector, consumer products maker Procter & Gamble and grocery store operator Kroger were two of the leading detractors from Fund performance. We sold our holdings in Kroger before the close of the fiscal year. However, one holding that was among the Fund’s leading contributors to performance was Coca-Cola.
     The Fund also underperformed in several other sectors, largely driven by stock selection. Sectors in which the Fund had the greatest underperformance included health care, financials and consumer discretionary. An underweight position in the consumer discretionary sector also detracted from performance, as many stocks in this sector performed strongly when the market rallied. The Fund’s larger than normal cash position was also a detractor from performance when equity markets improved.
     We began to reposition the portfolio in May 2009, by moving into economically sensitive holdings that we believed would perform well in a more stable economic environment. This repositioning included a significant reduction in the defensive health care and consumer staples sectors, as well as a reduction in the Fund’s cash position. We rotated into economically sensitive sectors including information technology, consumer discretionary and energy.
     As we’ve discussed, the stock market experienced significant volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We thank you for your commitment to AIM Summit Fund.
1 Lipper lnc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Robert Lloyd
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Summit Fund. He joined Invesco Aim in

2000. Mr. Lloyd earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of AIM Summit Fund. He joined Invesco Aim in 1996. Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.
Assisted by the Large/Multi-Cap Growth Team

5                 AIM Summit Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 10/31/82, Fund data from 11/1/82
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class P shares. The data shown in this chart includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. The performance data shown in the second chart is that of the Fund’s Class A, B and C shares. The data shown in this chart includes reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Invesco Aim’s policy is to plot funds with more than five years of history on a logarithmic chart, and to plot funds with less than five years of history on a linear chart. The first chart is a logarithmic chart, which presents the fluctuation in the value of the Fund’s Class P shares and the Fund’s indexes. We believe a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a doubling, or 100% change, in the value of the investment. The second chart above is a linear chart.

6                 AIM Summit Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (10/31/05)	-3.23%

1 Year	-0.77

Class B Shares

Inception (10/31/05)	-3.23%

1 Year	-0.55

Class C Shares

Inception (10/31/05)	-2.58%

1 Year	3.34

Class P Shares

Inception (11/1/82)	8.24%

10 Years	-2.79

5 Years	1.41

1 Year	5.22

Class S Shares

Inception	-1.83%

1 Year	5.10

Class Y Shares

Inception	-1.79%

1 Year	5.26
Class S shares’ inception date is September 25, 2009. Class S shares have no sales charge; therefore, performance is at NAV. Returns since the Class S shares’ inception date are actual returns. All other returns are blended returns of actual Class S share performance and restated Class A share performance (for periods prior to the inception date of Class S shares) at NAV and reflect Rule 12b-1 fees as well as any fee waivers or expense reimbursements applicable to Class A shares. Class A shares’ inception date is October 31, 2005.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)	-2.83%

1 Year	-15.98

Class B Shares

Inception (10/31/05)	-2.85%

1 Year	-15.86

Class C Shares

Inception (10/31/05)	-2.18%

1 Year	-12.58

Class P Shares

Inception (11/1/82)	8.34%

10 Years	-2.03

5 Years	2.04

1 Year	-10.91

Class S Shares

Inception	-1.42%

1 Year	-11.07

Class Y Shares

Inception	-1.39%

1 Year	-10.94
shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is October 31, 2005.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating
expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S and Class Y shares was 1.07%, 1.82%, 1.82%, 0.92%, 0.98% and 0.82%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S and Class Y shares was 1.08%, 1.83%, 1.83%, 0.93%, 0.98% and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S and Class Y shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value.
     The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
7                 AIM Summit Fund

AIM Summit Fund’s investment objective is growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class P shares are closed to most investors. For more information on who may continue to invest in Class P shares, please see the Fund’s prospectus.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

■	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Multi-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASMMX
Class B Shares	BSMMX
Class C Shares	CSMMX
Class P Shares	SMMIX
Class S Shares	SMMSX
Class Y Shares	ASMYX

8                AIM Summit Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–95.47%
Aerospace & Defense–4.83%
General Dynamics Corp.	61,056	$3,828,211

Goodrich Corp.	133,597	7,260,997

Honeywell International Inc.	226,226	8,119,251

Lockheed Martin Corp.	111,020	7,637,066

Raytheon Co.	266,805	12,080,931

Rockwell Collins, Inc.	206,701	10,413,596

United Technologies Corp.	466,760	28,682,402

		78,022,454

Air Freight & Logistics–0.45%
Expeditors International of Washington, Inc.	226,823	7,308,237

Apparel Retail–1.49%
American Eagle Outfitters, Inc.	185,273	3,240,425

Gap, Inc. (The)	973,760	20,780,038

		24,020,463

Application Software–0.67%
Adobe Systems Inc.(b)	328,464	10,819,604

Asset Management & Custody Banks–0.78%
T. Rowe Price Group Inc.	257,482	12,547,098

Auto Parts & Equipment–0.45%
Johnson Controls, Inc.	301,156	7,203,652

Automobile Manufacturers–0.78%
Honda Motor Co., Ltd. (Japan)	408,500	12,644,619

Automotive Retail–0.65%
AutoZone, Inc.(b)	77,115	10,434,431

Biotechnology–2.15%
Amgen Inc.(b)	226,832	12,187,683

Gilead Sciences, Inc.(b)	530,827	22,586,689

		34,774,372

Communications Equipment–4.49%
Cisco Systems, Inc.(b)	782,110	17,871,214

QUALCOMM Inc.	711,489	29,462,759

Research In Motion Ltd. (Canada)(b)	428,545	25,168,448

		72,502,421

Computer & Electronics Retail–0.31%
Best Buy Co., Inc.	131,407	5,017,119

Computer Hardware–4.30%
Apple Inc.(b)	147,588	27,820,338

Hewlett-Packard Co.	278,406	13,213,149

International Business Machines Corp.	236,457	28,519,079

		69,552,566

Computer Storage & Peripherals–0.58%
EMC Corp.(b)	323,548	5,328,835

QLogic Corp.(b)	228,379	4,005,768

		9,334,603

Construction & Engineering–0.45%
Fluor Corp.	162,054	7,198,439

Construction, Farm Machinery & Heavy Trucks–0.31%
Komatsu Ltd. (Japan)	255,900	4,974,409

Consumer Finance–0.37%
American Express Co.	172,103	5,996,069

Data Processing & Outsourced Services–3.19%
Alliance Data Systems Corp.(b)(c)	134,585	7,399,483

MasterCard, Inc.–Class A	162,585	35,609,367

Visa Inc.–Class A	112,474	8,521,030

		51,529,880

Department Stores–2.41%
J.C. Penney Co., Inc.	470,872	15,599,990

Kohl’s Corp.(b)	407,992	23,345,302

		38,945,292

Diversified Metals & Mining–1.30%
BHP Billiton Ltd. (Australia)	211,543	6,944,430

Freeport-McMoRan Copper & Gold Inc.	191,575	14,053,942

		20,998,372

Drug Retail–0.52%
CVS Caremark Corp.	238,957	8,435,182

Education Services–1.11%
Apollo Group, Inc.–Class A(b)	313,197	17,883,549

Electrical Components & Equipment–1.03%
Cooper Industries PLC–Class A (Ireland)	432,099	16,717,910

Electronic Components–1.22%
Amphenol Corp.–Class A	228,043	9,149,085

Corning Inc.	718,671	10,499,783

		19,648,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Summit Fund

	Shares	Value

Environmental & Facilities Services–1.04%
Waste Management, Inc.	560,337	$16,742,870

Fertilizers & Agricultural Chemicals–0.37%
Monsanto Co.	90,006	6,046,603

Footwear–0.56%
NIKE, Inc.–Class B	145,879	9,070,756

Gas Utilities–0.38%
EQT Corp.	146,484	6,131,820

General Merchandise Stores–0.93%
Dollar Tree, Inc.(b)	334,003	15,073,555

Health Care Distributors–0.76%
McKesson Corp.	208,029	12,217,543

Health Care Equipment–3.45%
Baxter International Inc.	539,125	29,145,097

Becton, Dickinson and Co.	118,003	8,066,685

Medtronic, Inc.	337,488	12,048,322

Varian Medical Systems, Inc.(b)	157,964	6,473,365

		55,733,469

Health Care Services–2.43%
Express Scripts, Inc.(b)	259,706	20,755,703

Laboratory Corp. of America Holdings(b)	180,595	12,441,190

Medco Health Solutions, Inc.(b)	107,251	6,018,926

		39,215,819

Home Improvement Retail–1.99%
Home Depot, Inc. (The)	602,378	15,113,664

Lowe’s Cos., Inc.	875,050	17,124,729

		32,238,393

Homefurnishing Retail–0.73%
Bed Bath & Beyond Inc.(b)	336,553	11,850,031

Hotels, Resorts & Cruise Lines–0.66%
Royal Caribbean Cruises Ltd.(b)(c)	529,394	10,709,641

Household Products–2.58%
Clorox Co. (The)	124,838	7,394,155

Colgate-Palmolive Co.	162,338	12,764,637

Procter & Gamble Co. (The)	371,901	21,570,258

		41,729,050

Human Resource & Employment Services–0.28%
Robert Half International, Inc.	198,165	4,597,428

Hypermarkets & Super Centers–1.90%
Costco Wholesale Corp.	324,506	18,448,166

Wal-Mart Stores, Inc.	247,827	12,312,045

		30,760,211

Industrial Machinery–1.38%
Illinois Tool Works Inc.	129,451	5,944,390

Ingersoll-Rand PLC (Ireland)	416,554	13,158,941

Valmont Industries, Inc.	43,915	3,173,737

		22,277,068

Integrated Oil & Gas–1.75%
Exxon Mobil Corp.	188,519	13,511,157

Occidental Petroleum Corp.	194,164	14,733,164

		28,244,321

Internet Retail–1.60%
Amazon.com, Inc.(b)	135,416	16,088,775

Priceline.com Inc.(b)	61,868	9,762,152

		25,850,927

Internet Software & Services–2.45%
Google Inc.–Class A(b)	74,012	39,679,313

Investment Banking & Brokerage–1.34%
Charles Schwab Corp. (The)	640,589	11,107,813

Goldman Sachs Group, Inc. (The)	61,988	10,548,498

		21,656,311

IT Consulting & Other Services–1.70%
Amdocs Ltd.(b)	197,007	4,964,576

Cognizant Technology Solutions Corp.–Class A(b)	424,523	16,407,814

SAIC, Inc.(b)	346,014	6,127,908

		27,500,298

Life Sciences Tools & Services–0.50%
Thermo Fisher Scientific, Inc.(b)	180,750	8,133,750

Managed Health Care–0.74%
UnitedHealth Group Inc.	458,015	11,885,489

Oil & Gas Drilling–0.42%
Transocean Ltd.(b)	81,056	6,801,409

Oil & Gas Equipment & Services–1.70%
Baker Hughes Inc.	149,379	6,284,375

Cameron International Corp.(b)	264,162	9,766,069

Schlumberger Ltd.	103,212	6,419,786

Weatherford International Ltd.(b)	284,475	4,986,847

		27,457,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Summit Fund

	Shares	Value

Oil & Gas Exploration & Production–1.82%
Apache Corp.	93,812	$8,829,585

Devon Energy Corp.	221,205	14,314,176

XTO Energy, Inc.	150,476	6,253,783

		29,397,544

Other Diversified Financial Services–0.93%
JPMorgan Chase & Co.	361,026	15,080,056

Packaged Foods & Meats–2.18%
General Mills, Inc.	194,426	12,816,562

Kellogg Co.	435,630	22,452,370

		35,268,932

Pharmaceuticals–3.91%
Abbott Laboratories	654,095	33,077,584

Johnson & Johnson	419,273	24,758,071

Shire PLC (United Kingdom)	308,158	5,449,867

		63,285,522

Property & Casualty Insurance–1.68%
ACE Ltd. (Switzerland)(b)	219,010	11,248,353

Chubb Corp. (The)	328,117	15,920,237

		27,168,590

Publishing–0.02%
Morningstar, Inc.(b)	7,622	388,874

Railroads–0.82%
Norfolk Southern Corp.	129,568	6,040,460

Union Pacific Corp.	131,578	7,255,211

		13,295,671

Restaurants–0.78%
McDonald’s Corp.	216,281	12,676,229

Semiconductor Equipment–1.58%
Applied Materials, Inc.	412,988	5,038,454

ASML Holding N.V. (Netherlands)	423,846	11,408,784

Lam Research Corp.(b)	270,169	9,110,099

		25,557,337

Semiconductors–5.00%
Altera Corp.	674,057	13,339,588

Intel Corp.	1,042,822	19,928,328

Maxim Integrated Products, Inc.	646,092	10,770,354

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Taiwan)	1,710,608	16,319,200

Texas Instruments Inc.	353,764	8,295,766

Xilinx, Inc.	557,592	12,127,626

		80,780,862

Soft Drinks–2.79%
Coca-Cola Co. (The)	233,649	12,455,828

PepsiCo, Inc.	539,165	32,646,441

		45,102,269

Specialized Finance–1.35%
CME Group Inc.	36,437	11,026,201

IntercontinentalExchange Inc.(b)	108,137	10,834,246

		21,860,447

Systems Software–4.30%
Check Point Software Technologies Ltd. (Israel)(b)	847,422	26,329,401

McAfee Inc.(b)	371,945	15,577,057

Microsoft Corp.	995,236	27,597,894

		69,504,352

Trading Companies & Distributors–0.37%
W.W. Grainger, Inc.	64,510	6,046,522

Wireless Telecommunication Services–2.46%
KDDI Corp. (Japan)	7,483	39,774,898

Total Common Stocks & Other Equity Interests (Cost $1,387,264,056)		1,543,300,866

Money Market Funds–4.82%
Liquid Assets Portfolio–Institutional Class(d)	38,963,968	38,963,968

Premier Portfolio–Institutional Class(d)	38,963,968	38,963,968

Total Money Market Funds (Cost $77,927,936)		77,927,936

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.29% (Cost $1,465,191,992)		1,621,228,802

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.65%
Liquid Assets Portfolio–Institutional Class (Cost $10,563,000)(d)(e)	10,563,000	10,563,000

TOTAL INVESTMENTS–100.94% (Cost $1,475,754,992)		1,631,791,802

OTHER ASSETS LESS LIABILITIES–(0.94)%		(15,168,391)

NET ASSETS–100.00%		$1,616,623,411

Investment Abbreviations:

ADR	– American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Summit Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Summit Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $1,387,264,056)*	$1,543,300,866

Investments in affiliated money market funds, at value and cost	88,490,936

Total investments, at value (Cost $1,475,754,992)	1,631,791,802

Cash	551,407

Receivables for:
Investments sold	449,819

Fund shares sold	120,599

Dividends	1,831,218

Investment for trustee deferred compensation and retirement plans	72,514

Other assets	55,478

Total assets	1,634,872,837

Liabilities:
Payables for:
Investments purchased	6,027,352

Fund shares reacquired	654,618

Collateral upon return of securities loaned	10,563,000

Accrued fees to affiliates	595,975

Accrued other operating expenses	116,850

Trustee deferred compensation and retirement plans	291,631

Total liabilities	18,249,426

Net assets applicable to shares outstanding	$1,616,623,411

Net assets consist of:
Shares of beneficial interest	$1,930,727,760

Undistributed net investment income	11,708,002

Undistributed net realized gain (loss)	(481,775,278)

Unrealized appreciation	155,962,927

$1,616,623,411

Net Assets:
Class A	$24,854,842

Class B	$1,975,162

Class C	$3,145,426

Class P	$1,572,776,201

Class S	$312,135

Class Y	$2,201,248

Institutional Class	$11,358,397

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	2,601,418

Class B	210,866

Class C	336,095

Class P	163,845,072

Class S	32,643

Class Y	230,197

Institutional Class	1,185,380

Class A:
Net asset value per share	$9.55

Maximum offering price per share
(Net asset value of $9.55 divided by 94.50%)	$10.11

Class B:
Net asset value and offering price per share	$9.37

Class C:
Net asset value and offering price per share	$9.36

Class P:
Net asset value and offering price per share	$9.60

Class S:
Net asset value and offering price per share	$9.56

Class Y:
Net asset value and offering price per share	$9.56

Institutional Class:
Net asset value and offering price per share	$9.58

*	At October 31, 2009, securities with an aggregate value of $9,917,162 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Summit Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $179,052)	$26,072,478

Dividends from affiliated money market funds (includes securities lending income of $26,242)	1,476,881

Total investment income	27,549,359

Expenses:
Advisory fees	9,663,594

Administrative services fees	397,596

Distribution fees:
Class A	62,847

Class B	27,621

Class C	37,362

Class P	1,469,027

Class S	7

Transfer agent fees — A, B, C, P, S and Y	3,077,603

Transfer agent fees — Institutional	559

Trustees’ and officers’ fees and benefits	63,183

Other	191,098

Total expenses	14,990,497

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(261,831)

Net expenses	14,728,666

Net investment income	12,820,693

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(13,961))	(481,310,953)

Foreign currencies	(781,277)

(482,092,230)

Change in net unrealized appreciation (depreciation) of:
Investment securities	548,455,144

Foreign currencies	(154,951)

548,300,193

Net realized and unrealized gain	66,207,963

Net increase in net assets resulting from operations	$79,028,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$12,820,693	$11,230,385

Net realized gain (loss)	(482,092,230)	103,761,257

Change in net unrealized appreciation (depreciation)	548,300,193	(992,703,765)

Net increase (decrease) in net assets resulting from operations	79,028,656	(877,712,123)

Distributions to shareholders from net investment income:
Class A	(140,189)	(54,298)

Class B	—	(1,045)

Class C	—	(481)

Class P	(10,115,843)	(12,056,742)

Class Y	(1,485)	—

Institutional Class	(71,660)	—

Total distributions from net investment income	(10,329,177)	(12,112,566)

Distributions to shareholders from net realized gains:
Class A	(1,599,398)	(172,545)

Class B	(202,968)	(41,100)

Class C	(265,043)	(18,906)

Class P	(93,921,780)	(32,666,131)

Class Y	(13,662)	—

Institutional Class	(654,161)	—

Total distributions from net realized gains	(96,657,012)	(32,898,682)

Share transactions-net:
Class A	(197,795)	25,195,681

Class B	(1,150,474)	2,290,492

Class C	(1,102,362)	5,253,657

Class P	45,749,746	(131,838,250)

Class S	319,740	—

Class Y	1,817,206	250,118

Institutional Class	725,822	10,010,000

Net increase (decrease) in net assets resulting from share transactions	46,161,883	(88,838,302)

Net increase (decrease) in net assets	18,204,350	(1,011,561,673)

Net assets:
Beginning of year	1,598,419,061	2,609,980,734

End of year (includes undistributed net investment income of $11,708,002 and $10,019,253, respectively)	$1,616,623,411	$1,598,419,061

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately.

15        AIM Summit Fund

Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II, at the close of business on December 8, 2006, may continue to purchase Class P shares. Class A shares are sold with a front-end sales charge, unless certain waiver criteria are met, and under certain circumstances, load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class P, Class S, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses)

16        AIM Summit Fund

on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

17        AIM Summit Fund

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $10 million	1.00%

Next $140 million	0.75%

Over $150 million	0.625%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.85%, 1.90%, 1.75% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees or reimburse expenses during the period under this expense limitation.
  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $214,814.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $3,478.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Fund has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class P and Class S shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares, 0.10% of Class P shares and 0.15% of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-

18        AIM Summit Fund

based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $12,374 in front-end sales commissions from the sale of Class A shares and $0, $1,939 and $668 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,550,594,795	$81,197,007	$—	$1,631,791,802

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $5,103,740 and securities sales of $329,350, which resulted in net realized gains (losses) of $(13,961).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $43,539.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $6,537 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the

19        AIM Summit Fund

custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$10,360,302	$12,112,566

Long-term capital gain	96,625,887	32,898,682

Total distributions	$106,986,189	$45,011,248

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$12,008,470

Net unrealized appreciation — investments	154,627,860

Net unrealized appreciation (depreciation) — other investments	(73,883)

Temporary book/tax differences	(300,468)

Capital loss carryforward	(480,366,328)

Shares of beneficial interest	1,930,727,760

Total net assets	$1,616,623,411

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$480,366,328

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $1,216,326,769 and $1,225,922,855, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$185,505,762

Aggregate unrealized (depreciation) of investment securities	(30,877,902)

Net unrealized appreciation of investment securities	$154,627,860

Cost of investments for tax purposes is $1,477,163,942.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2009, undistributed net investment income was decreased by $802,767, undistributed net realized gain (loss) was increased by $812,403 and shares of beneficial interest decreased by $9,636. This reclassification had no effect on the net assets of the Fund.

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NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2009		October 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,575,219	$13,766,868	2,679,401	$35,774,684

Class B	94,671	795,023	370,004	5,018,172

Class C	161,860	1,346,998	477,619	6,293,364

Class P	10,751,940	94,150,818	8,007,696	110,158,101

Class S(a)	32,643	319,740	—	—

Class Y(b)	354,338	3,075,848	22,820	250,419

Institutional Class(c)	—	—	1,097,402	10,010,000

Issued as reinvestment of dividends:
Class A	186,554	1,539,902	15,026	221,181

Class B	23,799	193,957	2,832	41,197

Class C	30,798	250,698	1,257	18,289

Class P	12,354,229	102,417,620	2,980,553	43,992,954

Class S(a)	—	—	—	—

Class Y	1,826	15,065	—	—

Institutional Class(c)	87,978	725,822	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	69,811	607,252	136,065	1,806,992

Class B	(70,975)	(607,252)	(138,026)	(1,806,992)

Reacquired:
Class A(b)	(1,833,697)	(16,111,817)	(978,638)	(12,607,176)

Class B	(174,434)	(1,532,202)	(76,387)	(961,885)

Class C	(314,274)	(2,700,058)	(86,627)	(1,057,996)

Class P	(17,066,838)	(150,818,692)	(20,909,802)	(285,989,305)

Class S(a)	—	—	—	—

Class Y	(148,754)	(1,273,707)	(33)	(301)

Institutional Class(c)	—	—	—	—

Net increase (decrease) in share activity	6,116,694	$46,161,883	(6,398,838)	$(88,838,302)

(a)	Commencement date of September 25, 2009.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	21,805	$239,419

Class A	(21,805)	(239,419)

(c)	Commencement date of October 3, 2008.

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NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/09	$9.81	$0.06	(c)	$0.33	$0.39	$(0.05)	$(0.60)	$(0.65)	$9.55	4.99%	$24,855	1.12	%(d)	1.13	%(d)	0.70	%(d)	89%
Year ended 10/31/08	15.42	0.05	(c)	(5.40)	(5.35)	(0.06)	(0.20)	(0.26)	9.81	(35.26)	25,529	1.06		1.07		0.34		79
Year ended 10/31/07	12.74	0.05	(c)	2.70	2.75	(0.07)	—	(0.07)	15.42	21.65	11,591	1.08		1.08		0.37		41
Year ended 10/31/06	11.38	0.04	(c)	1.35	1.39	(0.03)	—	(0.03)	12.74	12.23	4,584	1.19		1.19		0.32		76
Year ended 10/31/05(e)	11.38	—		—	—	—	—	—	11.38	—	10	—		—		—		31

Class B
Year ended 10/31/09	9.64	(0.00	)(c)	0.33	0.33	—	(0.60)	(0.60)	9.37	4.31	1,975	1.87	(d)	1.88	(d)	(0.05	)(d)	89
Year ended 10/31/08	15.20	(0.05	)(c)	(5.30)	(5.35)	(0.01)	(0.20)	(0.21)	9.64	(35.70)	3,256	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05	)(c)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	2,727	1.83		1.83		(0.38)		41
Year ended 10/31/06	11.38	(0.05	)(c)	1.34	1.29	(0.03)	—	(0.03)	12.64	11.34	681	1.94		1.94		(0.43)		76
Year ended 10/31/05(e)	11.38	—		—	—	—	—	—	11.38	—	10	—		—		—		31

Class C
Year ended 10/31/09	9.63	(0.00	)(c)	0.33	0.33	—	(0.60)	(0.60)	9.36	4.31	3,145	1.87	(d)	1.88	(d)	(0.05	)(d)	89
Year ended 10/31/08	15.20	(0.05	)(c)	(5.31)	(5.36)	(0.01)	(0.20)	(0.21)	9.63	(35.77)	4,408	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05	)(c)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	995	1.83		1.83		(0.38)		41
Year ended 10/31/06	11.38	(0.05	)(c)	1.34	1.29	(0.03)	—	(0.03)	12.64	11.34	63	1.94		1.94		(0.43)		76
Year ended 10/31/05(e)	11.38	—		—	—	—	—	—	11.38	—	10	—		—		—		31

Class P
Year ended 10/31/09	9.85	0.08	(c)	0.33	0.41	(0.06)	(0.60)	(0.66)	9.60	5.22	1,572,776	0.97	(d)	0.98	(d)	0.85	(d)	89
Year ended 10/31/08	15.47	0.07	(c)	(5.42)	(5.35)	(0.07)	(0.20)	(0.27)	9.85	(35.17)	1,554,240	0.91		0.92		0.49		79
Year ended 10/31/07	12.77	0.07	(c)	2.71	2.78	(0.08)	—	(0.08)	15.47	21.85	2,594,668	0.92		0.94		0.52		41
Year ended 10/31/06	11.38	0.07	(c)	1.35	1.42	(0.03)	—	(0.03)	12.77	12.49	2,373,809	0.91		1.05		0.60		76
Year ended 10/31/05	9.93	0.04	(f)	1.42	1.46	(0.01)	—	(0.01)	11.38	14.71	2,242,529	0.93		1.08		0.36	(f)	31

Class S
Year ended 10/31/09(e)	9.65	0.01	(c)	(0.10)	(0.09)	—	—	—	9.56	(0.93)	312	0.95	(d)(g)	0.96	(d)(g)	0.87	(d)(g)	89

Class Y
Year ended 10/31/09	9.81	0.09	(c)	0.32	0.41	(0.06)	(0.60)	(0.66)	9.56	5.26	2,201	0.87	(d)	0.88	(d)	0.95	(d)	89
Year ended 10/31/08(e)	10.98	0.00	(c)	(1.17)	(1.17)	—	—	—	9.81	(10.66)	224	0.85	(g)	0.86	(g)	0.55	(g)	79

Institutional Class
Year ended 10/31/09	9.81	0.10	(c)	0.33	0.43	(0.06)	(0.60)	(0.66)	9.58	5.48	11,358	0.67	(d)	0.68	(d)	1.15	(d)	89
Year ended 10/31/08(e)	10.98	0.00	(c)	(1.17)	(1.17)	—	—	—	9.81	(10.66)	10,762	0.80	(g)	0.81	(g)	0.60	(g)	79

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $25,139, $2,762, $3,736, $1,469,027, $45, $1,160 and $10,346 for Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares, respectively.
(e)	Commencement dates of October 31, 2005 for Class A, Class B and Class C shares, September 25, 2009 for Class S shares and October 3, 2008 for Class Y and Institutional Class shares.
(f)	Net investment income per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.15%, respectively.
(g)	Annualized.

22        AIM Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Summit Fund (one of the funds constituting AIM Equity Funds), hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

23        AIM Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009, through October 31, 2009. The actual ending account and expenses of the Class S shares in the below example are based on an investment of $1,000 invested as of close of business September 25, 2009 (commencement date) and held through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 25, 2009 through October 31, 2009 for the Class S shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2,3]	Ratio
A	$1,000.00	$1,146.50	$6.01	$1,019.61	$5.65	1.11%

B	1,000.00	1,142.70	10.05	1,015.83	9.45	1.86

C	1,000.00	1,142.90	10.05	1,015.83	9.45	1.86

P	1,000.00	1,148.30	5.20	1,020.37	4.89	0.96

S	1,000.00	990.70	0.96	1,020.42	4.84	0.95

Y	1,000.00	1,147.70	4.66	1,020.87	4.38	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009, through October 31, 2009 (as of close of business on September 25, 2009 through October 31, 2009 for the Class S shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class S shares, actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 37 (as of close of business on September 25, 2009 through October 31, 2009)/365. Because the Class S shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class S shares of the Fund and other funds because such data is based on a full six month period.

24        AIM Summit Fund

Supplement to Annual Report dated 10/31/09
AIM Summit Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception	-1.74%

1 Year	5.48

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception	-1.33%

1 Year	-10.75

Institutional Class shares’ inception date is October 3, 2008. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is October 31, 2005.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class Shares was 0.79%.1
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.80%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	SMITX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      SUM-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,148.70	$3.63	$1,021.83	$3.41	0.67%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Summit Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Summit Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing over-sight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

25               AIM Summit Fund
continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Multi-Cap Growth Funds Index and the Lipper Large-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of both Indexes for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered AIM Funds performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Aim and four mutual funds sub-advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was: (i) above the effective fee rates for the mutual funds advised by Invesco Aim; and (ii) above the sub-adviser effective fee rates for the domestic mutual funds sub-advised by an Invesco Aim affiliate.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

26               AIM Summit Fund
continued

E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes two breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27               AIM Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$96,625,887
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        AIM Summit Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.,
Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com           SUM-AR-1                    Invesco Aim Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal		Provided for fiscal
	Services Rendered	year end 2009	Fees Billed for	year end 2008
	to the Registrant for	Pursuant to Waiver	Services Rendered to	Pursuant to Waiver of
	fiscal	of Pre-Approval	the Registrant for	Pre-Approval
	year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$296,528	N/A	$274,861	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$53,482	0%	$49,351	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$350,010	0%	$324,212	0%
PWC billed the Registrant aggregate non-audit fees of $53,482 for the fiscal year ended 2009, and $49,351 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by Principal Accountant Related to Invesco Aim and Invesco Aim Affiliates
     PWC billed Invesco Aim Advisers, Inc. (“Invesco Aim”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant (“Invesco Aim Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	Aim and Invesco Aim	Billed Applicable to	Aim and Invesco Aim	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2009 That	Provided for fiscal year	year end 2008 That	Provided for fiscal year
	Were Required	end 2009 Pursuant to	Were Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.

PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.

It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 7, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.